OPERATING AGREEMENT


                               OF


              RANDOLPH RIVERBOAT COMPANY, L.L.C.,


               A NEVADA LIMITED LIABILITY COMPANY

                      OPERATING AGREEMENT

                               OF

              RANDOLPH RIVERBOAT COMPANY, L.L.C.,

               A NEVADA LIMITED LIABILITY COMPANY

                       TABLE OF CONTENTS

                                                                     PAGE

ARTICLE I.  RECITALS AND DEFINITIONS                                    1
          1.1  Recitals                                                 1
          1.2  Definitions                                              1

ARTICLE II.  OFFICES                                                    6
          2.1  Principal Office                                         6

ARTICLE III.  PURPOSE                                                   6
          3.1  Purpose                                                  6

ARTICLE IV.  CAPITAL                                                    6
          4.1  Initial Capital                                          6
          4.2  Capital Accounts                                         7
          4.3  Federal Income Tax Elections                             8
          4.4  Members Invested Capital                                 8
          4.5  Interest                                                 9
          4.6  Additional Capital Contribution                          9

ARTICLE V.  MEMBERS                                                     9
          5.1   Powers                                                  9
          5.2   Salaries to Members                                    10
          5.3   Other Ventures                                         10
          5.4   Meeting of Members                                     10
          5.5   Action By Written Consent                              11
          5.6   Place of Meetings of Members                           11
          5.7   Annual Meetings                                        11
          5.8   Annual Meetings: Notice                                11
          5.9   Special Meetings                                       11
          5.10  Waiver of Notice                                       12
          5.11  Adjourned Meetings And Notice Thereof                  12
          5.12  Delegation of Authority To Members and Managers        12
          5.13  Admission of New Members                               12
          5.14  Cooperation of the Member                              12
          5.15  Company Action by Members                              13

ARTICLE VI.  MANAGERS                                                  13
          6.1   Election                                               13
          6.2   Removal, Resignation and Vacancies                     14
          6.3   Managers' Power                                        15
          6.4   Company Action by Managers                             15
          6.5   Bank Accounts                                          16
          6.6   Meetings of Managers                                   16
          6.7   Action by Written Consent                              16
          6.8.  Place of Meetings of Managers                          16
          6.9   First Meeting                                          17
          6.10  Special Meetings                                       17
          6.11  Notice                                                 17
          6.12  Remuneration of Managers                               17
          6.13  Deadlock                                               17

ARTICLE VII.  TRANSFER OF MEMBERS' INTERESTS                           17
          7.1  Transfer of Members' Interests                          17
          7.2  No Transfer Permitted Under Certain
               Circumstances                                           18
          7.3  Permitted Transferees                                   18

ARTICLE VIII.  COMPULSORY BUY-SELL PROVISION                           19
          8.1  Offer to Purchase                                       19
          8.2  Acceptance.                                             19
          8.3  Purchase Price                                          20
          8.4  Payment of Purchase Price                               20
          8.5  Closing                                                 20
          8.6  Government Approval                                     20

ARTICLE IX. DEFAULTING MEMBER                                          21
          9.1  Option to Purchase Member's Interest                    21
          9.2  Offer   to  Purchase  Shares  of   Randolph
               Shareholders                                            21
          9.3  Determination of Purchase Price                         22
          9.4  Payment of Purchase Price                               22
          9.5  Closing                                                 22

ARTICLE X. RIGHT OF FIRST REFUSAL                                      23
          10.1  Third Party Offer.                                     23
          10.2  Acceptance of Offer                                    23
          10.3  Third Party Sale                                       24
          10.4  Re-Application of Provisions                           24

ARTICLE XI. SHOWBOAT PUT OPTION                                        24
          11.1  Showboat Put Option                                    24

ARTICLE XII. GENERAL SALE PROVISIONS                                   25
          12.1  Application of Sale Provisions                         25
          12.2  Defined Terms                                          25
          12.3  Obligations of Vendor                                  25
          12.4  Release of Guarantees etc                              26
          12.5  Deliveries to Vendor                                   27
          12.6  Repayment of Debts                                     27
          12.7  Non-Completion by Vendor                               27
          12.8  Non-Completion by Purchaser                            28
          12.9  Restrictions on Business                               28
          12.10  No Joint Liability                                    28
          12.11  Consents                                              28

ARTICLE XIII.  PROFITS AND LOSSES                                      28
          13.1  Net Profits and Losses                                 28
          13.2  Allocations of Deductions                              28
          13.3  Special Allocations                                    29
          13.4  Curative Allocations                                   30
          13.5  Federal Income Tax                                     31

ARTICLE XIV.  DISTRIBUTIONS                                            31
          14.1  Operating Distributions                                31
          14.2  Payment of Member Loans                                31
          14.3  Distribution on Dissolution and Liquidation            31

ARTICLE XV.  ACCOUNTING AND RECORDS                                    32
          15.1  Records and Accounting                                 32
          15.2  Access to Accounting Records                           32
          15.3  Annual Tax Information                                 32
          15.4  Interim Statements and Reports                         32

ARTICLE XVI.  TERM                                                     32
          16.1  Term                                                   32

ARTICLE XVII.  DISSOLUTION OF THE COMPANY
               AND TERMINATION OF A MEMBER'S INTEREST                  33
          17.1  Dissolution                                            33
          17.2  Death of a Member; Continuation                        33
          17.3  Option   To  Purchase  Deceased   Member's
                Interest                                               33
          17.4  Bankruptcy, Insolvency or Dissolution                  33

ARTICLE XVIII.  TRUST MEMBERS                                          34
          18.1  Trustee Liability                                      34
          18.2  Status of Successor Trustees as Members                34

ARTICLE XIX.  INDEMNIFICATION                                          34
          19.1  Indemnity                                              34
          19.2  Indemnity for Actions By or In the Right  of
                The Company                                            35
          19.3  Indemnity If Successful                                35
          19.4  Expenses                                               36
          19.5  Advance Payment of Expenses                            36
          19.6  Other Arrangements Not Excluded                        36

ARTICLE XX.  MISCELLANEOUS PROVISIONS                                  37
          20.1  Time is of the Essence                                 37
          20.2  Default Interest Rate                                  37
          20.3  Counterparts                                           37
          20.4  Execution by Facsimile                                 37
          20.5  Force Majeure                                          37
          20.6  Complete Agreement                                     37
          20.7  Amendments                                             37
          20.8  Governing Law                                          38
          20.9  Headings                                               38
          20.10  Severability                                          38
          20.11  Expenses                                              38
          20.12  Heirs, Successors and Assigns                         38
          20.13  Execution                                             38
          20.14  Power of Attorney                                     38
          20.15  Compliance with Laws                                  39
          20.16  Background Investigations                             39
          20.17  Compliance with Other Agreements                      40
          20.18  Governmental Approval                                 40
          20.19  Licensing Requirements                                40
          20.20  Foreign Gaming Licenses                               41
          20.21  Press Releases                                        41
          20.22  Financing Matters                                     41

ARTICLE XXI.  CONFIDENTIALITY AND NON-USE                              42
          21.1  Disclosure of Propriety Information                    42
          21.2  Use of Proprietary Information                         43
          21.3  Destruction or Return of Confidential Information      43
          21.4  Exception                                              43
          21.5  Survival                                               44

ARTICLE XXII. ARBITRATION                                              44
          22.1  Appointment of Arbitrators                             44
          22.2  Inability to Act                                       45

ARTICLE XXIII.  NOTICES                                                45

SCHEDULE A-1                                                           48

EXHIBIT A-2                                                            49

EXHIBIT B-1                                                            50

                      OPERATING AGREEMENT

                               OF

              RANDOLPH RIVERBOAT COMPANY, L.L.C.,

               A NEVADA LIMITED LIABILITY COMPANY


      THIS OPERATING AGREEMENT (this "Agreement") is made and entered into as of January 25, 1995, by and among Randolph Riverboat Company, Inc., a Nevada corporation ("Randolph"), and Showboat Missouri, Inc., a Nevada corporation ("Showboat"), (Randolph and Showboat are hereinafter collectively referred to as the "Members") and Randolph Riverboat Company, L.L.C. (the "Company").

                            RECITALS

      A. The Company has been formed to design and develop a riverboat casino in order to conduct a riverboat gaming business on the Missouri River in or near Randolph, Missouri.

      B. The Company expects to have completed construction of the riverboat and all ancillary facilities, including, but not limited to, docking, parking areas and administrative offices, and to have obtained all licenses necessary to open the riverboat to the public for gaming operations on or before November 1995.

     C. The Members are the registered and beneficial owners of 100% of the total Interest (as defined below) in the Company.

     D. The Members desire to enter into an operating agreement to govern the affairs of the Company and the conduct of its business, including, without limitation, the rights and restrictions on the transfer of shares of a Member's Interest in the Company owned by the current and future Members of the Company.

      NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intention of being bound by this Agreement, the Members agree as follows:

              ARTICLE I.  RECITALS AND DEFINITIONS

      1.1  RECITALS. The foregoing Recitals are true and correct.

      1.2  DEFINITIONS.   The following defined terms are used in
           this Agreement:

     "Act" shall mean the Nevada Limited Liability Company Act as set forth in the Nevada Revised Statutes 86.021 to 86.121, inclusive, as amended from time to time.

      "Affiliate" shall mean a Person who (i) controls, is controlled by, or is under common control with the Person in question; (ii) is an officer, director or 5% shareholder, partner in or trustee of any Person referred to in the preceding clause; or (iii) is a spouse, father, mother, son, daughter, brother, sister, uncle, aunt, nephew or niece of any Person described in clauses (i) and (ii).

       "Agreement"   shall  mean  this  Operating  Agreement   as
originally executed and as amended, modified, supplemented, or restated from time to time, as the context may require.

      "Casino" shall mean those areas reserved for the operation of slot machines, table games and any other legal forms of gaming permitted under applicable law, and ancillary service areas, including reservations and admissions, cage, vault, count room, surveillance room and any other room or area or activities therein regulated or taxed by the state of Missouri by reason of gaming operations.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Control" shall mean, in relation to a Person that is a corporation, the ownership, directly or indirectly, of voting securities of such Person carrying more than 50% of the voting rights attaching to all voting securities of such Person and which are sufficient, if exercised, to elect a majority of its board of directors; "Controls" and "Controlled" shall have similar meanings.

      "Company" shall mean Randolph Riverboat Company, L.L.C. and includes any successor entity resulting from any merger, amalgamation, reorganization, arrangement or other combination of the Randolph Riverboat Company, L.L.C. and any other Person.

      "Debt" shall mean, in relation to any Person (i) all indebtedness of such Person for borrowed money, including obligations with respect to bankers' acceptances; (ii) all indebtedness of such Person for the deferred purchase price of property  or  services represented by a note or  other  security;
(iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (iv) all obligations under leases which shall have been or should be, in accordance with GAAP consistently applied, recorded as capital leases in respect of which such Person is liable as lessee; (v) all reimbursement obligations in respect of letters of credit issued at the request of such Person; and (vi) all Debt Guaranteed by such Person.

      "Debt Guaranteed" by any Person shall mean all Debt of the kinds referred in (i) through (v) of the definition of Debt which is directly or indirectly guaranteed by such Person, or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which such Person has otherwise assured or agreed to indemnify a creditor against loss.

      "Defaulting Member" shall have the meaning assigned to that term in Section 9.1.

     "Extraordinary Resolution":

          (a)  of the Managers shall mean a resolution that is:

                    (i) approved at a properly constituted meeting of the Managers for the purpose of considering the proposed resolution by at least 83.3% of the Managers present; or

                    (ii) consented to by all of the Managers by an instrument or instruments in writing.

          (b)  of the Members shall mean a resolution that is:

                     (i)   approved  at  a  properly  constituted
               meeting of Members convened for the purpose of considering the proposed resolution by Members holding at least 80% of the Invested Capital present or represented by proxy; or

                    (ii) consented to by all of the Members by an
               instrument or instruments in writing.

      "GAAP" shall mean, at any time, accounting principles generally accepted in the United States of America at such time.

      "Gaming Authorities" shall mean the Nevada Gaming Control Board, the Nevada Gaming Commission, the New Jersey Casino Control Commission, the New South Wales Casino Control Authority, the Missouri Gaming Commission, the Riverboat Division of the Louisiana State Police and such other authority governing gaming in states or countries in which the Company or any of the Members currently conduct or in the future may conduct gaming operations.

      "Gross Gaming Revenues" shall mean all of the revenue from the operation of the Casino (which is taxed by the state of Missouri), including, but not limited to, table games, electronic games of chance, and electronic games of skill.

      "Invested Capital" is defined in Section 4.4 of this Agreement.

      "Management  Agreement" shall mean that certain  Management
Agreement of even date herewith, entered into between the Company and an affiliate of Showboat for the management of the Riverboat.

     "Manager(s)" shall mean the person(s) elected by the Members to manage the Company.

      "Members" shall mean Randolph and Showboat and any of their Permitted Transferees or other Person who acquires, with the unanimous written consent of the other Members, and directly or beneficially owns an Interest in accordance with the provisions of this Agreement.

      "Member's Interest" or "Interest" shall mean a Member's ownership interest in the Company, including the Member's share of the profits and losses of the Company and the right to receive distributions of the Company's assets.

      "Original Randolph Shareholders" shall mean Edward  Herbst,
Troy Herbst and Timothy Herbst.

      "Parties" shall mean the parties to this Agreement, and "Party" shall mean any of them.

      "Percentage  Interest"  shall mean each  Member's  Invested
Capital  as  a percentage of all Members' Invested Capital.   The
Members' initial percentage interests therefore are as follows:

               Showboat            35%
               Randolph            65%

     "Permitted Randolph Transferee" shall mean, in the case of a particular Randolph Shareholder, (i) an entity, all of the voting securities or other ownership interests of which are owned by the Randolph Shareholder, free and clear of all liens, charges, claims and encumbrances of any nature whatsoever (including any agreement or any option or right capable of becoming an agreement entitling any other Person to acquire such voting securities or other ownership interests in whole or in part); (ii) an inter vivos family trust for the benefit of the Randolph Shareholder or for the benefit of the Randolph Shareholder and his spouse; (iii) the Randolph Shareholder's parent, spouse, or child; (iv) Sam Levine, an individual; (v) Sean T. Higgins, an individual; (vi) John Davis Gaughn, an individual; and/or (vii) another Original Randolph Shareholder.

      "Permitted Transferee" shall mean, in the case of a particular Member, an entity, all of the voting securities or other ownership interests of which are owned by the Member (or parent corporation of the Member) free and clear of all liens, charges, claims and encumbrances of any nature whatsoever (including any agreement or any option or right capable of becoming an agreement entitling any other Person to acquire such voting securities or other ownership interests in whole or in part).

      "Person"  shall  mean any individual, partnership,  limited
partnership,     limited    liability    company,    corporation,
unincorporated association, joint venture, trust, governmental entity or other entity.

      "Project Financing" is defined in Section 20.22 of this Agreement.

      "Randolph" shall mean Randolph Riverboat Company,  Inc.,  a
Nevada   corporation,  or  its  Permitted  Transferees  and   its
successors and assigns.

      "Randolph  Shareholders"  shall mean  Edward  Herbst,  Troy
Herbst,  and  Timothy  Herbst, or any of the  Permitted  Randolph
Shareholders and their successors and assigns.

     "Regulations" shall mean rulings issued by the U.S. Treasury as interpretations of the Code.

      "Riverboat" shall mean the riverboat constructed by the Company for the operation of the Casino on the Missouri River in or near Randolph, Missouri, and all necessary ancillary facilities to the Riverboat, including, but not limited to, docks, piers, vehicular parking area, waiting areas, restaurants, restrooms, administrative offices for, but not limited to, accounting, purchasing, and management information services and other areas utilized in support of the operations of the Riverboat. The total cost and expenses associated with the development of the Riverboat shall not exceed $80,000,000 or be less than $70,000,000, unless mutually agreed otherwise by the Parties.

       "Riverboat  Authority"  shall  mean  the  Missouri  Gaming
Commission.

      "Sale Transaction" shall mean a purchase and sale of a Member's Interest between or among parties hereto pursuant to the provisions of Articles 8, 9, 10, 11 or 12 as the case may be.

      "Showboat" shall mean Showboat Missouri, Inc. or its Permitted Transferees and its successors and assigns.

      "Vendor" shall mean any Party who elects or is required to sell its Interest pursuant to a Sale Transaction.

                      ARTICLE II.  OFFICES

      2.1 PRINCIPAL OFFICE. The principal office of the Company in the state of Nevada shall be at 5195 Las Vegas Boulevard South, Las Vegas, Nevada 89119. The Members may change said principal office at any time from one location to another in the state of Nevada.


                     ARTICLE III.  PURPOSE

     3.1 PURPOSE. The purpose of the Company shall be to engage in the development, ownership and operation of the Riverboat.
Any business beyond the business described herein shall require the unanimous written consent of the Members.


                      ARTICLE IV.  CAPITAL

     4.1  INITIAL CAPITAL.

           (a) The initial capital of the Company shall be the sums of cash or the agreed fair market value of the property or services (or combination of cash, property and services) contributed to the Company by the Members in such amounts or value as are set out opposite the name of each of the Members on Schedule A-1 attached hereto and incorporated herein by this reference which shall be amended from time to time by the Managers to reflect a current list of the names and addresses of each current member. In the event that property is contributed by a Member as its capital contribution, such property shall be contributed to the Company free and clear of all liens and other interests except as may otherwise be agreed in writing by all
Members.   A  transfer of any membership Interest  shall  not  be
effective until it has been recorded in the records of the Company.

           (b) Randolph shall contribute to the Company all of the assets set forth in Schedule B-1 attached hereto and incorporated herein by this reference as its capital contribution, which assets constitute all of the assets of Randolph. All of such assets are hereinafter referred to as the
"Randolph Assets." The Parties agree that the value of the Randolph Assets is $24,142,857.14. Randolph shall execute any and all documents necessary and obtain all necessary approvals to assign, transfer and deliver to the Company all of Randolph's right, title and interest in and to the Randolph Assets. Until such time as Randolph assigns the Randolph Assets to the Company, Randolph shall hold the Randolph Assets in trust for the benefit of the Company, and shall take all action necessary to preserve and protect the Randolph Assets.

           (c) Randolph represents and warrants that it has good and marketable title to the Randolph Assets, including, without limitation, real and personal property, leasehold estates, and all other tangible and intangible assets, free and clear of all leases, claims, encumbrances or other defects in title except as may otherwise be agreed to in writing by Showboat.

      4.2    CAPITAL  ACCOUNTS.   Capital  Accounts   shall   be
established on the Company's books representing the Members' respective capital contributions to the Company. The term "Capital Account" shall mean the capital account maintained for such Member in accordance with the following provisions:

           (a)   Each Member's Capital Account shall be increased
by:

                (1)   The amount of the Member's cash or  in-kind
capital  contributions  to the Company pursuant  to  Section  4.1 hereof;

                (2) The fair market value of any property contributed by the Member to the Company (net of liabilities secured by any such contributed property that the Company is considered to assume or take subject to for purposes of Section 752 of the "Code");

                (3) The amount of Net Profits (or items thereof) allocated to the Member pursuant to Article XIII hereof; and

                (4) Any other increases required by Regulations issued pursuant to the Code. If Section 704(c) of the Code applies to property contributed by a Member to the Company, then the Members' Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).

           (b)   Each Member's Capital Account shall be decreased
by:

                (1) The amount of Net Losses allocated to the Member pursuant to Article XIII hereof;

               (2) All amounts paid or distributed to the Member pursuant to Article XIV hereof, other than amounts required to be treated as a payment for property or services under the Code;

                (3) The fair market value of any property distributed in-kind to the Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to for purposes of Section 752 of the
Code); and

                 (4)    Any  other  decreases  required  by   the
Regulations.

      Before decreasing a Member's Capital Account (as described above) with respect to the distribution of any property to such Member, all Members' accounts shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in such property (that has not been previously reflected in the Members' Capital Accounts) would be allocated among the Members if there were a taxable disposition of such property by the Company on the date of distribution, in accordance with Regulations Section 1.704-1(b)(2)(iv)(e).

           (c) In determining the amount of any liability for purposes of Sections 4.2(a) and 4.2(b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and any Regulations promulgated thereunder.

           (d) Members' Capital Accounts shall be adjusted in accordance with, and upon the occurrence of an event described in Regulations Section 1.704-1(b)(2)(iv)(f), including the addition of new Members pursuant to Section 5.13 hereof or the receipt of additional capital contributions pursuant to Section 4.6 hereof, to reflect a revaluation of the Company's assets on the Company's books. Such adjustments to the Members' Capital Accounts shall be made in accordance with Regulations Section 1.704-
1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss with respect to such revalued property.

           (e) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with
Regulations  Section  1.704-1(b), and shall  be  interpreted  and applied in a manner consistent with such Regulations. The Members shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

     4.3 FEDERAL INCOME TAX ELECTIONS. The Company may make all elections for federal income tax purposes, including but not limited to an election, pursuant to Code Section 754, to adjust the basis of the Company's assets under Code Sections 734 or 743. In the event an election pursuant to Code Section 754 is made by the Company, upon the adjustment to the basis of the Company's assets, the Members' Capital Accounts shall be adjusted in accordance with the requirements of Regulation Section 1.704-1(b)(2)(iv)(m).

      4.4 MEMBERS INVESTED CAPITAL. The "Invested Capital" of a Member shall be the sum of any cash contributed by said Member to the Company, and the fair market value of any property contributed by said Member to the Company, less the amount of any liabilities of such Member assumed by the Company or which are secured by property contributed by such Member to the Company. In the event the Company's assets are revalued pursuant to
Section 4.2(d) hereof resulting in an adjustment to the Members' Capital Accounts, the Members' "Invested Capital" shall, for purposes of this Agreement, be deemed to be each Member's respective Capital Account balance immediately after such revaluation.

      4.5   INTEREST.   Except as may otherwise be  provided  for
herein, no interest shall be paid or credited to the Members on their Capital Accounts or upon any undistributed profits left on deposit with the Company.

      4.6 ADDITIONAL CAPITAL CONTRIBUTION. At such time as the Members unanimously determine that additional capital is required by the Company, such additional capital contribution shall be made by the Members in proportion to the Members' Invested Capital. If any Member should fail to make any additional capital contribution on or before the date such contribution is due, such Member shall be deemed to be a Defaulting Member and subject to the provision of Section 8.1, the other Members ("Contributing Members"), or the Company, as the case may be, shall be entitled to purchase the Defaulting Member's Interest in the Company in accordance with the provisions of Article IX, or, at the option of a majority of the Invested Capital held by the Contributing Members, the Contributing Members may advance to the Company an amount equal to the Defaulting Member's additional capital contribution, and the amount so advanced by the Contributing Members shall be considered a loan to the Company and shall be entitled to preferential repayment by the Company, including a preferential, cumulative, annual return of eighteen percent (18%) per annum until such additional capital contribution and interest are paid in full. However, in no event shall the interest rate exceed the maximum lawful rate.


                      ARTICLE V.  MEMBERS

      5.1 POWERS. Subject to the provisions of the Articles of Organization, this Operating Agreement and the provisions of the Act, all powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Members. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Members shall have the following powers:

           (a) Subject to the provisions of Section 6.1, to select and remove all Managers, agents and employees of the Company, prescribe such powers and duties for them as may be consistent with the Act, with the Articles of Organization or this Operating Agreement, fix their compensation, and require from them security for faithful service.

           (b) To change the principal office of this Company from one location to another within Nevada; to fix and locate from time to time one or more subsidiary offices of the Company; and to designate any place within or without the state of Nevada for the holding of any Members' meeting or meetings.

           Each of the Members covenants and agrees to exercise the rights and votes attaching to the Member's Interest at all times and to use its best efforts to cause its nominees for Manager to act at all times so that the provisions of this Agreement shall govern the affairs of the Company to the maximum extent permitted by law. In the event of any conflict between the provisions of this Agreement and the provisions of the Articles of Organization, each of the Members covenants and agrees to take or cause to be taken such steps and proceedings as may be required under Nevada law or otherwise to amend such Articles of Organization to resolve such conflict so that the provisions of this Agreement shall, to the maximum extent permitted by law, at all times prevail.

      5.2 SALARIES TO MEMBERS. By Extraordinary Resolution of the Members, the Company shall have authority to pay to any
Member a reasonable salary for said Member's services to the Company. It is understood that the salary paid to any Member under the provisions of this Section shall be determined without regard to the income of the Company and shall be considered as an operating expense of the Company and shall be deducted as an expense item in determining the net profits and losses of the Company.

      5.3 OTHER VENTURES. Except as may otherwise be provided for herein, nothing contained in this Agreement shall be construed to restrict or prevent, in any manner, any Member from engaging in any other businesses or investments, including, without limitation, any similar or competitive casino operation; provided, however, a Member shall obtain the prior written consent of the other Members to engage in any similar or competitive activities within the boundaries surrounding Randolph, Missouri as shown on the map attached hereto as Exhibit "A-2." The Members acknowledge that Showboat and/or its Affiliates and Randolph and/or its Affiliates operate other casinos and may in the future operate additional casinos in different areas of the world, and that marketing efforts may cross over in the same markets and with respect to the same potential customer base. The Members agree that the Parties may refer customers of the Riverboat to other facilities operated by Showboat and/or its Affiliates or Randolph and/or its Affiliates to utilize gaming, entertainment and other amenities, without payment of any fees to any Member or the Company.

      5.4 MEETING OF MEMBERS. Management of the Company is vested in, and all actions of the Members are taken by the Members in proportion to their Invested Capital at the time of the action taken. Except as specifically otherwise provided herein, the Members vote to approve a matter or to take any action shall be by the vote of Members at a meeting, in person or by proxy or without a meeting by unanimous written consent. For any meeting of Members, the presence in person or by proxy of Members owning 100% of the Invested Capital at the time of the action taken constitutes a quorum for the transaction of business. Members vote in proportion to their Invested Capital and, except for an action that requires an Extraordinary Resolution, an action approved at a meeting by Members owning more than 50% of the Invested Capital ("Majority") of that quorum shall be the action of the Members. From and after the date a Member becomes a Defaulting Member the votes of such Member, or its nominee Managers, or both of them, as the case may be, shall be excluded for purposes of determining whether a decision, action or matter has been approved by the Members or Managers, respectively.

      5.5 ACTION BY WRITTEN CONSENT. Any action may be taken by the Members without a meeting if authorized by the unanimous written consent of Members.

      5.6 PLACE OF MEETINGS OF MEMBERS. All annual meetings and special meetings of the Members shall be held at any place designated by the Members, or, if no such place is designated, then at the principal office of the Company.

      5.7 ANNUAL MEETINGS. The annual meeting of the Members shall be held on the 1st day of May of each year at the hour of 10:00 a.m., beginning with the year 1995 or on such other date and time as the Members shall specify in writing. Should said day fall upon a legal holiday, then any such annual meeting of Members shall be held at the same time and place on the next day which is not a legal holiday.

     5.8 ANNUAL MEETINGS: NOTICE. Written notice of each annual meeting signed by a Manager or by such other person or persons as the Members shall designate, shall be given to each Member entitled to vote at the meeting, either personally or by mail or other means of written communication, charges prepaid, addressed to such Member at his address appearing on the books of the Company or given by him to the Company for the purpose of notice. If a Member gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal office of the Company is situated. All such notices shall be sent to each Member entitled thereto not less than seven (7) nor more than sixty (60) calendar days before each annual meeting, and shall specify the place, the day and the hour of such meeting.

     5.9 SPECIAL MEETINGS. Special meetings of the Members, for any purpose or purposes whatsoever, may be called at any time by a Manager or by any Member. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of Members. Notices of any special meeting shall specify, in addition to the place, day and hour of such meetings the purpose or purposes for which the meeting is called.

      5.10 WAIVER OF NOTICE. The transactions of any meeting of the Members, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Members not present sign a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the records or made a part of the minutes of the meeting.

      5.11 ADJOURNED MEETINGS AND NOTICE THEREOF. Any Members' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a Majority, present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at any such meeting. Other than by announcement at the meeting at which such adjournment is taken, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting. However, when any Members' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

      5.12 DELEGATION OF AUTHORITY TO MEMBERS AND MANAGERS. By Extraordinary Resolution, the Members or Managers may at any time or times, and for such period as the Members shall determine, delegate their authority to determine questions relating to specific areas of the conduct, operation, and management of the Company. Until such direction or delegation of authority is made, however, the Members and Managers shall have the authority set forth in this Article V and Article VI below.

     5.13 ADMISSION OF NEW MEMBERS. New Members may be admitted to membership in the Company only with the unanimous consent of the existing Members. A new Member must agree in writing to be bound by the terms and provisions of the Articles of Organization and this Operating Agreement, as amended, and upon admission the new Member shall have all rights and duties of a Member of this Company.

      5.14 COOPERATION OF THE MEMBER. One of the reasons for entering into this Agreement is to create and recognize the fiduciary rights/obligations between Members delineated in this Agreement. In that regard, the Members shall cooperate fully with each other during the term of this Agreement to facilitate the performance by the Company of the Company's obligations and responsibilities set forth in this Agreement and to procure and maintain all construction, operating and gaming licenses and permits related to the Riverboat.

      5.15 COMPANY ACTION BY MEMBERS. The taking of any of the following decisions or actions or the implementation of any of the following matters by the Company shall require Extraordinary
Resolution of the Members:

           (a) sale of all or substantially all of the assets of the Company;

           (b) approval of the initial development and business plans and budgets for the Riverboat;

           (c) amendments to the Management Agreement, Articles of Organization or Operating Agreement of the Company;

           (d) material changes in the nature of the Company's business;

           (e) application for additional gaming licenses by the Company;

          (f)  a change in the auditor of the Company.

                     ARTICLE VI.  MANAGERS

     6.1  ELECTION.

          (a) The Members agree that the business of the Company shall be managed by six (6) Managers. The number of Managers may be increased to eight (8) in the event that any additional Members purchase an Interest and are admitted to membership in the Company. So long as Showboat has a membership interest in the Company, Showboat shall have the right to nominate at least one-half (1/2) of all of the Managers. All of the Members other than Showboat shall have the right to nominate the remaining number of Managers. Each Manager of this Company shall be chosen annually by the Members and each shall hold office until such Manager shall resign or shall be removed or otherwise disqualified to serve, or the Manager's successor shall be elected and qualified.

          (b) Each Member shall vote at all meetings of Members, and shall use its best efforts to cause its nominee Managers to act, in such a manner as to ensure that the nominees for Manager designated pursuant to Section 6.1(a) are elected or appointed and maintained in office as Managers.

           (c) In the event a Member transfers only a portion of its Interest to a Permitted Transferee, the right of such Member, if any, to nominate any Manager under Subsection 6.1(a) shall be exercised by such Member and the Permitted Transferee jointly or, in the event the Member and Permitted Transferee are unable to agree as to the exercise of such powers, by the original Member alone as attorney-in-fact for each of them.

           (d) If a Member acquires all of the Interest of another Member, the Member acquiring such Interest shall be entitled to nominate the Managers, if any, which the other Member was formerly entitled to nominate.

           (e) In the event that a nominee Manager of any Member resigns from the office of Manager, such Member shall forthwith deliver or cause to be delivered to the Company a resignation and release of such nominee Manager in a form satisfactory to the Company.

           (f) From and after the date that a Member becomes a Defaulting Member, the right of such Member to nominate any Managers shall be suspended and the nominee Managers of such Defaulting Member shall immediately resign. In the event of the failure of the Defaulting Member to obtain such resignations, the remaining Managers shall be entitled to remove such nominee Managers from office and replace them with nominees designated by the remaining Members.

     6.2  REMOVAL, RESIGNATION AND VACANCIES.

           (a) Subject to Section 6.1 above, a Member may remove any of its nominee Managers, either with or without cause in accordance with the terms of this Agreement. Any Manager may resign at any time by giving written notice to the Members. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

           (b) In the event that a vacancy in the office of any Manager arises for any reason whatsoever, and provided that the Member entitled to nominate a replacement Manager is not a Defaulting Member, such vacancy shall be filled by the election or appointment of a Manager nominated by the same procedure as that by which its predecessor was nominated in accordance with the provisions of Section 6.1, Until such vacancy is filled, the Managers shall not transact any business or exercise any of its powers or functions, save and except as may be necessary to elect or appoint such new Manager and preserve the business and assets of the Company.

           (c)  If a replacement Manger is not elected within ten
(10) days of such vacancy occurring because of the failure of the Member who is entitled to nominate such replacement Manager to designate a nominee, thereafter the Managers then in office shall be entitled to transact business and exercise all of the powers and functions of the Managers. A decision or action of the majority of the Managers then in office shall be deemed to be the decision or action by Extraordinary Resolution of the Managers, and a decision or action of all of the Managers then in office shall be deemed to be the unanimous decision or action of the Managers.

      6.3 MANAGERS' POWER. The Managers shall be the chief executives of the Company and shall have the right to make the following decisions or actions at a properly constituted meeting of Managers by at least a majority of the Managers:

           (a) To select and remove all employees, agents and representatives of the Company, prescribe such powers and duties for them as may be consistent with law, with the Articles of Organization or this Operating Agreement, fix their compensation, and require from them security for faithful service.

           (b)   To  conduct, manage and control the affairs  and
business  of  the Company, and to make such rules and regulations
therefor   consistent  with  the  Act,  with  the   Articles   of
Organization or this Operating Agreement.

           (c) To change the principal office of this Company from one location to another within Nevada; to fix and locate from time to time one or more subsidiary offices of the Company; and to designate any place within or without the State of Nevada for the holding of any Members' meeting or meetings.

      6.4  COMPANY ACTION BY MANAGERS.  The taking of any of  the following  decisions or actions or the implementation of  any  of
the   following   matters  by  the  Company  shall   require   an
Extraordinary Resolution of the Managers;

            (a) Except as otherwise provided for herein, construct, improve, buy, own, sell, convey, exchange, assign, rent, or lease any property (real, personal or mixed), or any interest therein totaling, during any one calendar year, more than $500,000 unless in an approved budget;

           (b) Borrow money, issue evidence of indebtedness, secure any such indebtedness by mortgage, deed of trust, pledge, or other lien, or execute agreements, notes, mortgages, deeds of trust, assignments, security agreements, financing statements or other documents relating thereto which involve a credit facility to carry out the same totaling, during any one calendar year, more than $500,000 in a single or related transactions;

          (c) Abandon any of the assets of the Company in excess of $50,000 in a single or related transactions;

           (d) Perform any act in violation of the terms and conditions of this Agreement;

           (e) Make, execute, or deliver any general assignment for the benefit of creditors or any bond, confession of judgment, guaranty, indemnity bond or surety bond;

           (f)   Initiate or settle any litigation by or  against
the  Company  or  any  proceeding  before  any  governmental   or
regulatory body for more than $100,000;

           (g)  Disburse funds that exceed an approved budget  by
more  than  10%.   Any such variance in excess of  10%  shall  be
promptly reported to the Managers with reasonable explanations.

          (h)  Sell, lease or otherwise dispose of the Riverboat;

           (i) Approve annual business plans and budgets with respect to operations and capital expenditures.

            (j) Appoint an executive committee and other committees, and to delegate to the executive committee any of the power and authority of the Managers in the management of the business affairs of the Company. A Manager, in its discretion, may or may not be a member of an executive committee.

      6.5 BANK ACCOUNTS. From time to time, the Manager may designate a person or persons, whether such persons be the Manager or not, to open and maintain one or more bank accounts; rent safety deposit boxes or vaults; sign checks, written directions, or other instruments to withdraw all or any part of the funds belonging to the Company and on deposit in any savings account or checking account; negotiate and purchase certificates of deposit, obtain access to the Company's safety deposit box or boxes, and, generally, sign such forms on behalf of the Company as may be required to conduct the banking activities of the Company.

      6.6 MEETINGS OF MANAGERS. The quorum for a meeting of the Managers shall be four (4) Managers, of whom at least two (2) Managers shall be nominees of Showboat and two (2) Managers shall be nominees of Randolph. At least seven (7) days' prior written notice of any meeting of the Managers must be given unless all of the Managers waive such notice.

      6.7 ACTION BY WRITTEN CONSENT. Any action may be taken by the Managers without a meeting if authorized by the unanimous written consent of the Managers.

     6.8. PLACE OF MEETINGS OF MANAGERS. All regular and special meetings of the Managers shall be held at any place within or without the state of Nevada which has been designated from time to time by resolution of the Managers or by written consent of all of the Managers. In the absence of such designation, regular or special meetings shall be held at the principal office of the Company.

      6.9  FIRST MEETING.  The first meeting of the newly elected
Managers shall be held immediately following the adjournment of the meeting of the Members and at the place thereof.

      6.10 SPECIAL MEETINGS. Special meetings of the Managers, for any purpose or purposes whatsoever, may be called at any time by a Manager.

      6.11 NOTICE. Except in special cases where other express provision is made by statute, notice of any meeting of the Managers shall be given in the same manner as for meetings of the Members, including waiver of notice of such meetings.

      6.12 REMUNERATION OF MANAGERS. Unless otherwise determined by an Extraordinary Resolution of the Members, no amount shall be payable by way of salary, bonus or other remuneration to any Manager for acting as such. Each Manager shall be entitled to be reimbursed for reasonable out-of-pocket traveling and subsistence expenses incurred while attending meetings of, or otherwise being engaged in the business of, the Company.

      6.13 DEADLOCK. In the event of a deadlock in the Managers, each of Randolph and Showboat shall select one representative to negotiate a resolution of such deadlock.


          ARTICLE VII.  TRANSFER OF MEMBERS' INTERESTS

      7.1 TRANSFER OF MEMBERS' INTERESTS. The Interest of each Member of this Company is personal property. Except as otherwise provided in this Operating Agreement, the transfer, directly or indirectly, of a Member's Interest is restricted. The transfer of a Member's interest shall include a gift, sale, transfer, assignment, hypothecation, pledge, encumbrance or any other disposition, whether voluntary or involuntary, by operation of law or otherwise, including, without limitation, any transfer occurring upon or by virtue of the bankruptcy, insolvency or dissolution of a Member; the appointment of a receiver, trustee, conservator or guardian for a Member or his property; pursuant to any loan or security agreement under which any of the Member's Interests are pledged or otherwise serve as collateral, as well as the transfer of any such Interest in the event recourse is made to such collateral; or the transfer, directly or indirectly, of any voting securities or other ownership interest in a Member.

      Unless the proposed transferee of a transfer or assignment of a Member's Interest receives the unanimous written consent of the Members (excluding the proposed transferee), which consent may be unreasonably withheld by any Member, the transferee of the Member's Interest has no right to participate in the management of the business and affairs of the Company or to become a Member. The transferee is only entitled to receive the share of profits or other compensation by way of income and the return of contributions, to which the transferring Member would otherwise be entitled. If the transfer is approved by all of the other Members of the Company by unanimous written consent, the transferee has all the rights and powers and is subject to all the restrictions and liabilities of his assignor, has the right to participate in the management of the business and affairs of the Company and becomes a substituted Member.

      7.2 NO TRANSFER PERMITTED UNDER CERTAIN CIRCUMSTANCES. Notwithstanding any other provision of this Agreement, a Member shall not transfer all or any part of its Interest if such transfer would cause the termination of the Company for federal income tax purposes, would jeopardize any gaming license or would violate any applicable federal or state securities laws, unless unanimously agreed by all Parties.

      7.3 PERMITTED TRANSFEREES. Each Member shall be entitled, upon prior written notice to the Company and the other Members, with adequate explanation for the transfer and a representation and warranty that the transferee is a Permitted Transferee as defined herein, to transfer the whole or any part of its Interest to any Permitted Transferee of the Member. No such transfer shall be or become effective, however, until such Permitted Transferee executes and delivers to the Company a counterpart copy of this Agreement or a written agreement in form and substance satisfactory to the other Members agreeing to be bound by the terms and conditions hereof formerly applicable to the transferor of such Interest. No such transfer shall release or discharge the transferor from any of its liabilities or obligations under this Agreement until it becomes effective and, then, only to the extent provided herein. In addition, Randolph agrees not to record in its books or register any attempted transfer of shares of capital stock of Randolph in violation of this Agreement.

      Each Randolph Shareholder shall be entitled, upon prior written notice to the Company and the other Members, with adequate explanation for the transfer and a representation and warranty that the transferee is a Permitted Randolph Transferee as defined herein, to transfer the whole or any part of its voting securities or ownership interest in Randolph (the "Shares") to any Permitted Randolph Transferee of the Randolph
Shareholder. No such transfer shall become effective, however, until such Permitted Randolph Transferee executes and delivers to the Company a counterpart copy of this Agreement or a written agreement in form and substance satisfactory to the Members agreeing to be bound by the terms and conditions hereof formerly applicable to the transferor of such Shares. No such transfer shall release or discharge the transferor from any liabilities or obligations under this Agreement until it becomes effective, and, then, only to the extent provided herein. In addition, Randolph agrees not to record in its books or registers any attempted transfer of shares of capital stock of Randolph by the Randolph Shareholders in violation or contrary to the terms of this Agreement.

          ARTICLE VIII.  COMPULSORY BUY-SELL PROVISION

      8.1 OFFER TO PURCHASE. In the event that any Member fails to fully and finally perform and fulfill its obligations pursuant to this Agreement, then in such event a "Buyout Event" shall be deemed to have occurred. At any time after the occurrence of a
Buyout Event, the non-defaulting Member(s) shall have the right to take the actions set out in this Section 8.1. The non-defaulting Member(s) which first takes such action is referred to in this Article as the "Offering Members". The Offering Members may notify the remaining Members (the "Remaining Member") in writing that it offers to purchase all, but not less than all, of the Interest owned by the Remaining Member. The Offering Members shall specify in the offer the terms of the purchase and sale including the price (the "Designated Price") to be paid for the Interest owned by the Remaining Member.

     8.2  ACCEPTANCE.

      (a) Within twenty-one (21) days after the receipt by the Remaining Member(s) of the offer from the Offering Members pursuant to Section 8.1, the Remaining Member(s) shall advise the Offering Member(s) in writing either:

          (i) that the Remaining Member(s) accept the offer made by the Offering Member(s) to purchase the Interest owned by it on the terms and conditions set out in the offer; or

          (ii) that the Remaining Member(s) elect to purchase all the Interest owned by the Offering Member(s) on the terms and conditions set forth in the offer. During such twenty-one (21) day period, the Remaining Member(s) may not make an offer under
Section 8.1.

      (b) If the Remaining Member(s) elect to purchase the Interest of the Offering Member(s), (i) they shall thereupon be conclusively deemed to have made an offer to purchase the Interest of the Offering Member(s) on the terms and conditions, including the Designated Price, set out in the offer referred to in Section 8.1, and the Offering Member(s) shall be conclusively deemed to have accepted such offer of the Remaining Member(s); and (ii) each Remaining Member(s) shall purchase from each Offering Member(s) the proportionate share of such Offering
Member's Interest that the Invested Capital of the Remaining Member(s) is of the total number of Invested Capital held by Remaining Member(s), but such Remaining Member(s) may agree among themselves to purchase the Interest of the Offering Member(s) in different proportions and such purchase may be made by any of the Remaining Member(s) jointly or by any one of them alone.

      (c) If the Remaining Member(s) accept the offer of the Offering Member(s) or fail to advise the Offering Member(s) in writing within the period specified in Subsection 8.2(a) of their intention to purchase the Interest of the Offering Member(s), (i) the Remaining Member(s) shall be conclusively deemed to have accepted the offer made by the Offering Member(s) to purchase the Interest owned by the Remaining Member(s) on the terms and conditions set out in the offer; and (ii) each Offering Member shall purchase from each Remaining Member the proportionate share of such Remaining Member's Interest that the Invested Capital of the Offering Member is of the total Invested Capital held by the Offering Member(s), but such Offering Member(s) may agree to purchase the Interest of the Remaining Member(s) in different proportions and such purchase may be made by any of the Offering Member(s) jointly or by any one of them alone.

      (d) The Member(s) who have accepted or been deemed to have accepted an offer under this Section 8.2 shall be the "Vendor" and the Member(s) who have elected or are required to purchase the Interest under this Section 8.2 shall be the "Purchaser."

      8.3 PURCHASE PRICE. The purchase price for the Interest of the Vendor shall be the Designated Price (the "Purchase Price").

      8.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid by the Purchaser in full by cash, wire transfer of immediately available funds or certified check at the Time of Closing.

      8.5 CLOSING. The purchase and sale of the Purchased Shares resulting from the acceptance or deemed acceptance of the offer pursuant to Section 8.2 (a "Sale Transaction") shall be completed at the Time of Closing and the Place of Closing on the date which is thirty (30) days following the date of such acceptance or deemed acceptance (the "Date of Closing"). The Sale Transaction shall be effected in accordance with the general sale provisions set forth in Article XII.

      8.6 GOVERNMENT APPROVAL. No transfer of an Interest pursuant to the provisions of this Article VIII shall occur, except with the prior written approval of any relevant Gaming
Authority, if the same is required.

                 ARTICLE IX. DEFAULTING MEMBER

     9.1 OPTION TO PURCHASE MEMBER'S INTEREST. If a Member shall become a "Defaulting Member" as a result of the occurrence of any of the following events or is otherwise deemed pursuant to this Agreement to be a Defaulting Member, the non-defaulting Members shall have the option to purchase all of the Defaulting Member's Interest (the "Purchased Interest") at the fair market value of such Purchased Interest (the "Purchase Price") as determined in accordance with this Agreement at the time of the exercise of the option:

     (a) If a Member is declared bankrupt or makes a proposal in bankruptcy or otherwise becomes the subject of bankruptcy, insolvency, liquidation, dissolution, winding up or similar proceeding;

      (b) If a Member makes an assignment for the benefit of creditors or otherwise acknowledges its insolvency;

     (c)  If a Member allows its shares to be subject to seizure;

      (d)   If  a  Member ceases paying its debts as they  mature
(other   than  those  being  contested  in  good  faith  and   by
appropriate proceedings);

      (e) If a Member, directly or indirectly, transfers its Interest or any portion thereof in the Company to any Person other than a Permitted Transferee or a Randolph Permitted Transferee, as the case may be, without the unanimous written consent of the Members (excluding the proposed transferee); or

     (f) If a Member adversely affects the gaming license of the Company due to concerns of any aspect of the suitability of such Member or any of its shareholders.

      9.2 OFFER TO PURCHASE SHARES OF RANDOLPH SHAREHOLDERS. In the event that (i) the gaming license of the Company is adversely affected due to concerns of any aspect of the suitability of a particular Randolph Shareholder or (ii) a Randolph Shareholder transfers or attempts to transfer his shares of capital stock of Randolph other than as provided in Article VII (in either event under subsections (i) or (ii) above, the Randolph Shareholder shall be referred to hereinafter as the "Defaulting Randolph Shareholder"), and the continuation of such adverse impact or violation for a period of fifteen (15) days after receipt by the Defaulting Randolph Shareholder of written notice from the non-Defaulting Randolph Shareholders or a Member specifying the same (the "curative period"), then the non-Defaulting Randolph Shareholders shall have the option to purchase the Defaulting Shareholders shares in the capital stock of Randolph (the "Shares") for a mutually agreed purchase price. In the event that the non-Defaulting Randolph Shareholders fail to purchase all of the Shares of the Defaulting Randolph Shareholder within fifteen (15) days following the curative period, Showboat may purchase such proportion of Randolph's Interest in the Company as the number of Shares held by the Defaulting Randolph Shareholder bears to the total number of shares of outstanding capital stock of Randolph times Randolph's percentage share of the Company, in the manner set forth in this Article IX. Upon receipt of the purchase price from Showboat, Randolph shall immediately use such funds to redeem the Shares held by the Defaulting Randolph Shareholder.

      9.3 DETERMINATION OF PURCHASE PRICE. Except as otherwise provided in Section 9.2, the non-defaulting Member exercising an option under Section 9.1 (the "Buyer") and the Defaulting Member (the "Vendor" in this Article IX) shall mutually arrive at an agreeable Purchase Price within ten (10) days of the occurrence of an event giving rise to the existence of an option under
Section 9.1 (a "Triggering Event"). If the parties cannot agree upon the Purchase Price within such ten (10) day period, the Purchase Price shall be the fair market value of the Purchased Interest at the time of the Triggering Event, as determined by the arbitration provisions of Article XXII.

      9.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid by the Purchaser in full by cash or certified check on the Date of Closing as determined pursuant to Section 9.5.

     9.5  CLOSING.

      (a) The closing of the transaction of purchase and sale contemplated by this Article IX (a "Sale Transaction") shall take place at the Place of Closing at the Time of Closing on the date (in this Article IX the "Date of Closing") that, unless the Vendor and Buyer otherwise agree, is the latest of:

           (i) the date which is ninety (90) days after the relevant Triggering Event:

           (ii) the date which is seven (7) days following the receipt of all necessary governmental releases or approvals required to be obtained in order to effect a valid transfer of the Purchased Shares (and the Parties covenant and agree to use their best efforts to obtain such consents, releases or approvals); and

          (iii) the date which is thirty (30) days after the Purchase Price is finally determined in accordance with the provisions of Section 9.3.

      (b) The Sale Transaction shall be effected in accordance with the general sale provisions of Article XII.

               ARTICLE X. RIGHT OF FIRST REFUSAL

     10.1  THIRD PARTY OFFER.

     (a) No transfer by any Member of any Interest to any Person other than a Permitted Transferee of such Member or another Member shall be effected except in compliance with this Article
X. Any transfer effected in compliance with this Article X shall also be in compliance with Article VIII.

      (b) If any Member or Members (the "Offeror") receives a bona fide written offer (a "Third Party Offer") from any Person dealing at arm's length with the Parties (the "Buyer") to purchase all or less than all of the Interest owned by the Offeror (the "Purchased Interest"), which Third Party Offer is acceptable to the Offeror, the Offeror shall, by notice in writing to the other Members (the "Offerees"), offer to sell the Purchased Interest to the Offerees at the same price and upon the same terms and conditions as are contained in the Third Party Offer (the "Offer").

      (c) The Offer (i) shall identify in reasonable detail the Buyer and, if the Buyer is not an individual, identify those Persons who, together with their Affiliates, control the Buyer;
(ii) shall be accompanied by a true and complete copy of the Third Party Offer setting forth all of the terms and conditions of the Third Party Offer; and (iii) shall provide such information concerning the business experience and expertise of the Buyer and its financial condition as is reasonably available to the Offeror. The Offer shall not be revocable except with the consent of the Offerees and shall be open for acceptance by the Offerees for a period of ten (10) days from the date received by them (the "Offer Period").

     10.2  ACCEPTANCE OF OFFER.

      (a) If the Offer is accepted by any of the Offerees within the Offer Period, then the Offeror (the "Vendor") shall sell and the Offerees accepting the Offer (the "Purchaser") shall purchase the Purchased Interest upon the terms and conditions contained in the Offer.

      (b) If there is more than one Purchaser, the Purchasers shall purchase the Purchased Interest from the Offeror in the same proportions that the Invested Capital of each Purchaser is to the total Invested Capital held by all Purchasers, but such Purchasers may agree to purchase the Purchased Interest in different proportions and such purchase may be made by any of the Purchasers jointly or by any one of them alone.

      (c) The closing of the transaction of purchase and sale pursuant to the Offer (a "Sale Transaction") shall take place at the Place of Closing at the Time of Closing on the date which is thirty (30) days after the expiration of the Offer Period (the "Date of Closing"). The Sale Transaction shall be effected in accordance with the general sale provisions of Article XII.

     10.3  THIRD PARTY SALE.

      (a) If the Offerees do not accept the Offer during the Offer Period, then, subject to the provisions of this Section 10.3, the Offeror shall be entitled, within a period of sixty
(60) days after the expiration of the Offer Period, to sell the Purchased Interest to the Buyer in accordance with the Third Party Offer.

      (b) The Managers before consenting to the transfer of the Purchased Interest to the Buyer shall be entitled to require proof that the sale to the Buyer took place in accordance with the Third Party Offer and the Managers shall refuse to permit the recording of the transfer of the Purchased Interest if, in the opinion of the Managers, the Purchased Interest were sold otherwise than in accordance with the provisions of the Third Party Offer.

     (c) No disposition to any Buyer pursuant to any Third Party Offer shall be valid or effective until the Buyer shall have executed a counterpart copy of this Agreement or a written agreement in form and substance satisfactory to the Company and the other Members agreeing to be bound by the terms and conditions hereof.

       (d) Contemporaneously with the completion of the transaction of purchase and sale under the Third Party Offer the Offeror shall (i) repay any indebtedness owing by the Offeror to the Company; and (ii) deliver to the Company and the remaining Members the documents referred to in Sections 12.3(a), (d) and
(f). At such time, the remaining Members shall deliver to the Offeror the documents referred to in Section 12.5.

      10.4 RE-APPLICATION OF PROVISIONS. If a sale of the Purchased Interest to the Buyer pursuant to the Third Party Offer is not completed within the sixty (60) day period referred to in Subsection 10.3(a), no sale of the Purchased Interest shall be made without the Offeror again complying with the terms of this
Article X.


                ARTICLE XI. SHOWBOAT PUT OPTION

     11.1  SHOWBOAT PUT OPTION.

     (a) In the event that the Company or its Affiliates fail to receive a gaming license with respect to the Riverboat on or before December 31, 1995 (unless the Company or its Affiliates are being investigated by the Riverboat Authority for a gaming license on such date, in which case the date shall be extended to the date of determination regarding the issuance of the license by the Riverboat Authority but in no event later than June 30,
1996), Showboat may elect to require the Company, or Randolph, or both the Company and Randolph, to purchase all of Showboat's Interest in the Company then held by Showboat ("Showboat's Interest"). The purchase price for Showboat's Interest shall be equal to Showboat's Invested Capital. In the event that the Company or Randolph, or both the Company and Randolph do not reach an agreement with respect to the terms and conditions of the payment to Showboat of the purchase price for Showboat's Interest within sixty (60) days of Showboat's election to exercise its put option, Showboat shall have the right to dissolve the Company.

      (b) Each Member shall vote at all meetings of the Members, and shall use its best efforts to cause its nominee Manager to act, in such a manner as to ensure that a dissolution as may be required by Showboat pursuant to Section 11.1(a) is completed.

              ARTICLE XII. GENERAL SALE PROVISIONS

       12.1 APPLICATION OF SALE PROVISIONS. Except as may otherwise be provided in this Agreement, the provisions of this
Article XII shall apply to any sale of the Interest between or among the Members or, to the extent applicable, between Members and the Company, pursuant to the provisions of Articles VIII, IX, X and XII or Section 12.8 of this Article XII as the case may be.

      12.2 DEFINED TERMS. For the purpose of this Article XII, the terms "Vendor", "Purchaser", "Date of Closing", "Purchase Price" and "Purchased Interest" with respect to any Sale Transaction shall have the meanings attributed thereto in Article VIII, IX, X or XI, as the case may be. As used in this Article and in Articles VIII, IX and X. "Time of Closing" shall be 2 p.m. Las Vegas time on the Date of Closing.

      12.3   OBLIGATIONS OF VENDOR. At or prior to  the  Time  of
Closing, each Vendor shall:

      (a) deliver to the Company signed resignations of the Vendor and its nominees, if any, as Managers, officers and employees of the Company, as the case may be;

      (b)   assign  and transfer to the Purchaser  the  Purchased
Interest and deliver the membership certificate(s), if any, representing the Purchased Interest duly endorsed for transfer to the Purchaser or as directed by it;

      (c) do all other things required in order to deliver good and marketable title to the Purchased Interest to the Purchaser free and clear of any claims, liens and encumbrances whatsoever including, without limitation, the delivery of any governmental releases and declarations of transmission (provided that, if at the Time of Closing the Purchased Interest is not free and clear of all claims, liens and encumbrances whatsoever, the Purchaser may, without prejudice to any other rights which it may have, purchase the Purchased Interest subject to such claims, liens and encumbrances and, in that event, the Purchaser shall, at the Time of Closing, assume all obligations and liabilities with respect to such claims, liens and encumbrances and the Purchase Price payable by the Purchaser for the Purchased Interest shall be satisfied, in whole or in part, as the case may be, by such assumption and the amount so assumed by the Purchaser shall be deducted from the Purchase Price payable at the Time of Closing);

      (d) deliver to the Company a release by each of the Vendor and its nominees, if any, of all claims against the Company with respect to any matter or thing up to and including the Time of Closing in their capacities as a Manager, officer, Member, employee or creditor of the Company, as the case may be, except for (i) any claims which might arise out of the Sale Transaction, or (ii) any claims which might arise out of the intentional misconduct, gross negligence or fraud of the Purchaser, in a form satisfactory to the Company acting reasonably;

      (e) deliver to the remaining Members a release by the Vendor and its nominees in their capacity as a Manager, officer and Member of the Company of all of their claims against each remaining Member and their respective nominees, if any, in their capacities as a Member, Manager or officer of the Company, except for (i) any claims which might arise out of the Sale Transaction, or (ii) any claims which might arise out of the intentional misconduct, gross negligence or fraud of the Purchaser, in a form satisfactory to the remaining Members acting reasonably.

     12.4 RELEASE OF GUARANTEES ETC. If, at the Time of Closing, the Vendor, any principal of the Vendor or any other Person for and on behalf of the Vendor, shall have any guarantees, securities or covenants lodged with any Person to secure any indebtedness, liability or obligation of the Company and/or the remaining Members, then the remaining Members shall use their reasonable best efforts to deliver or cause to be delivered to the Vendor or cancel or cause to be canceled all of such guarantees, securities and covenants at the Time of Closing. If, notwithstanding such reasonable best efforts, the delivery or cancellation of any such guarantee, security or covenant is not obtained, the remaining Members shall deliver to the Vendor an indemnity of such Vendor, principal or other Person in writing, in form reasonably satisfactory to counsel for the Vendor, indemnifying them against any and all claims, demands, costs, expenses, damages, liabilities and suits which may be or which shall have been paid, suffered or incurred by them with respect to the said guarantee, security or covenant.

      12.5   DELIVERIES TO VENDOR. At or prior  to  the  Time  of
Closing, each of the remaining Members shall:

     (a) deliver to each of the Vendor and its nominees, if any, a release by it, in its capacity as a Manager, officer and Member of the Company, of all of its claims against the Vendor and its nominees in its capacity as a Member, Manager or officer of the Company, except for (i) any claims which may arise out of the Sale Transaction, or (ii) any claims which might arise out of the intentional misconduct, gross negligence or fraud of the Vendor, in a form satisfactory to the Vendor acting reasonably; and

      (b) cause the Company to deliver to each of the Vendor and its nominees a release by the Company of all its claims against each of the Vendor and its nominees with respect to any matter or thing arising as a result of the Vendor or its nominees being a Member, Manager or officer of the Company, as the case may be, except for (i) any claims which might arise out of the Sale Transactions, or (ii) any claims which might arise out of the intentional misconduct, gross negligence or fraud of the Vendor, in a form satisfactory to the Vendor acting reasonably.

      12.6 REPAYMENT OF DEBTS. If, at the Time of Closing, the Company is indebted to the Vendor in an amount recorded on the books of the Company and verified by the Auditor, the Company shall repay such amount to the Vendor at the Time of Closing. If, at the Time of Closing, the Vendor is indebted to the Company in an amount recorded on the books of the Company and verified by the Auditors, the Vendor shall repay such amount to the Company at the Time of Closing and, if the Vendor fails to make such repayment, the Purchaser shall be entitled to pay the amount of such indebtedness to the Company from the Purchase Price and the amount of the Purchase Price payable to the Vendor shall be reduced accordingly.

      12.7 NON-COMPLETION BY VENDOR. If, at the Time of Closing, the Vendor fails to complete the Sale Transaction for any reason other than Purchaser's default, the Purchaser shall have the right, if not in default under this Agreement, without prejudice to any other rights which it may have, upon payment of the Purchase Price payable to the Vendor at the Time of Closing to the credit of the Vendor in the main branch of the Company's bankers in the City of Las Vegas, to execute and deliver, on behalf of and in the name of the Vendor, such deeds, transfers, share certificates, resignations or other documents that may be necessary to complete the Sale Transaction and each Member, to the extent it may be a Vendor hereunder, hereby irrevocably appoints any Member who becomes a Purchaser in a Sale Transaction its attorney-in-fact on its behalf, with no restriction or limitation in that regard and declaring that this power of attorney may be exercised during any subsequent legal incapacity on its part.

      12.8 NON-COMPLETION BY PURCHASER. If, at the Time of Closing, the Purchaser fails to complete a Sale Transaction for any reason other than Vendor's default, the Vendor shall have the right (without prejudice to any other rights which it may have), at its option, exercisable within a period of thirty (30) days following the Date of Closing of such Sale Transaction upon notice to the Purchaser, to purchase from the Purchaser all the Interest owned by the Purchaser for an amount equal to 75% of the Purchase Price payable pursuant to the Sale Transaction which the Purchaser has neglected or refused to perform, less all costs incurred by the Vendor in connection with the failure by the Purchaser to complete the Sale Transaction, and the provisions of this Article XII shall apply to the purchase by the Vendor of the Purchaser's Interest pursuant to this Section 12.8.

      12.9 RESTRICTIONS ON BUSINESS. If the provisions of any of Articles VIII, IX, X or XI, Section 12.8 of this Article XII hereof become applicable, then from such date until the Time of Closing, the Members shall not do, nor cause, nor permit to be done anything except that which is in the ordinary course of business of the Company.

      12.10 NO JOINT LIABILITY. For greater certainty, the Parties hereto acknowledge and agree that where a Sale Transaction involves more than one Purchaser, the Purchasers in such Sale Transaction are not jointly liable for the payment of the Purchase Price for the Purchased Interest and any indebtedness purchased hereunder, but are only liable for their proportionate share thereof.

     12.11 CONSENTS. The Parties acknowledge that the completion of any Sale Transaction shall be subject, in any event, to the receipt of all necessary government, regulatory and lender consents and approvals to the transfer of Interest contemplated thereby, including the Gaming Authorities.


               ARTICLE XIII.  PROFITS AND LOSSES

      13.1 NET PROFITS AND LOSSES. Except as otherwise provided in Section 13.2, 13.3 and 13.4 hereof, all Company income, gains, losses, deductions and credit for each Company taxable year shall be allocated among the Members in proportion to their Percentage Interests on the last day of such taxable year.

     13.2  ALLOCATIONS OF DEDUCTIONS.

            (a)   COMPANY  NONRECOURSE  DEDUCTIONS.   Except   as
otherwise required by Section 13.3 and 13.4 hereof, all Nonrecourse Deductions of the Company for any taxable year shall be shared by the Members in proportion to their Percentage Interests on the last day of such taxable year. The amount of Nonrecourse Deductions of the Company shall be determined in accordance with Regulations Section 1.704-2(c).

            (b) MEMBER NONRECOURSE DEDUCTIONS. Except as otherwise required by Section 13.3 and 13.4 hereof, all Member Nonrecourse Deductions of the Company for any taxable year shall be allocated in accordance with Regulations Section 1.704-2(i)(1). The amount of Member Nonrecourse Deductions shall be determined in accordance with Regulations Section 1.704-2(i)(2).

     13.3  SPECIAL ALLOCATIONS.

           (a) QUALIFIED INCOME OFFSET. Except as otherwise provided in Section 13.3(b) hereof, in the event any Member unexpectedly receives any adjustments, allocations or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the adjusted capital account deficit of such Member as quickly as possible.

           (b) MINIMUM GAIN CHARGEBACK. Notwithstanding any other provision of this Section 13.3, if there is a net decrease in Company Minimum Gain during any Company fiscal year, each Member who would otherwise have an adjusted capital account deficit at the end of such year shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount and manner sufficient to eliminate such Member's adjusted capital account deficits as quickly as possible. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-1(b)(4)(iv)(e). Notwithstanding any other provision of this
Section 13.3, if there is a net decrease in Minimum Gain attributable to Member Nonrecourse debt during a Company Taxable Year, each Member with a share of the Minimum Gain attributable to such member Nonrecourse Debt shall be allocated items of income and gains for such year (and, if necessary, subsequent years) in accordance with Regulations Section 1.704-(i)(4). The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i). This Section 13.3(b) is intended to comply with the minimum gain chargeback requirements in such sections of the Regulations and shall be interpreted consistently therewith.

           (c) ALLOCATION OF REMAINING INCOME AND GAINS ON SALE OR OTHER DISPOSITION. Except as otherwise required by this
Section 13.3, income and gains arising from the sale, exchange, transfer or disposition or condemnation of all or substantially all of the Company's property shall be allocated, for Federal income tax purposes, among those who shall be Members on the date of such transaction or transactions as follows:

               (i) If one or more Members has a negative Capital Account after such Member's Capital Account is adjusted to reflect any allocation of gains under Section 13.2(b) but before such Member's Capital Account is adjusted to reflect any distribution under Section 14.3 with respect to the disposition to which this Section 13.3(c) is being applied, such income and gains shall be allocated to such Members in proportion to their negative Capital Accounts until each such Member's Capital Account equals zero.

               (ii) To the extent one or more Member's Capital Account balance is less than (A) the total of all Members'
Capital Account balances times (B) such Member's Percentage Interest in the Company (a "Capital Disparity"), such income and gains shall be allocated among such Members in proportion to Capital Disparities until all of the Members' Capital Accounts are, as nearly as possible, in proportion to their Percentage Interests.

             (iii) The balance of such income and gains shall be allocated to the Members in proportion to their Percentage
Interests.

           (d) ASSIGNMENTS. In the event of an assignment of an interest in the Company (other than an assignment by reason of the death of a Member), the assignor's distributive share of Company income, gains, loss, deductions and credits and expenditures not deductible in computing its taxable income (in respect of the interest so assigned) shall be the share of such items attributable to such interest accruing prior to such assignment (based on an interim closing of the books of the Company), and the Assignee's share shall be the share of such items attributable to such interest after such assignment (based on such interim closing).

             (e)     MANDATORY   SECTION   704(C)    ALLOCATIONS.
Notwithstanding the foregoing, to the extent that Code Section 704(c), Regulations Section 1.704-3, 1.704-1(b)(2)(iv), or any
other regulations which may be proposed or promulgated under Code
Section 704(c), require allocations of Company income, gains, losses or deductions in a manner which is different than that set forth above, the provisions of Section 704(c) and the regulations
thereunder shall control such allocations among the Members.   In
the absence of a contrary agreement among the Members, such items shall be allocated in accordance with the "Traditional method with curative allocations" set forth in Regulations Section 1.704-3(c) or any successor regulation.

      13.4   CURATIVE ALLOCATIONS.  The allocations set forth  in
Section 13.2 and 13.3 (the "Regulatory Allocations") are intended to comply with Regulations Section 1.704-1(b), Regulations
Section 1.704-2 and Regulations Section 1.704-3, and shall be interpreted and applied in a manner consistent therewith. Notwithstanding any other provisions of this Section (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other profits, losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other profits, losses and other items in the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

      13.5 FEDERAL INCOME TAX. It is the intent of this Company and its Members that this Company will be governed by the applicable provisions of Subchapter K, of Chapter 1, of the Code.


                  ARTICLE XIV.  DISTRIBUTIONS

      14.1 OPERATING DISTRIBUTIONS. The Company's Cash Available For Distribution shall, at such times as the Managers of the Company deem advisable, be distributed among the Members in proportion to their respective balances of Invested Capital, as of the date of any such distribution. The term "Cash Available For Distribution" shall mean the total cash revenues generated by the Company's operations (including proceeds from the sale or refinancing of Company assets), less all cash expenditures of the Company for debt service and operating expenses, and less a reasonable amount determined by the Company to be set aside for reserves.

      14.2 PAYMENT OF MEMBER LOANS. Under all circumstances, Member Loans shall be repaid first out of any Cash Available for Distribution. If a difference exists between the Members in the amount of Member Loans made to the Company, any Member with more Member Loans outstanding (in value) than another Member shall receive the first distributions of any available cash until that Member's Loan is in parity with the other Member Loans, if any, unless otherwise provided herein. Thereafter, the Member Loans will be repaid ratably to the Members with Loans. It is the intention of the Members that Member Loans will be repaid as cash is available for distribution and may result in revolving payments to the Members as additional Member Loans are advanced to the Company.

      14.3 DISTRIBUTION ON DISSOLUTION AND LIQUIDATION. In the event of the dissolution and liquidation of the Company for any reason, after the payment of or provision for creditors pursuant to Nevada Revised Statutes Section 86.521 and other applicable law, the Company's assets shall be distributed among the Members in accordance with their respective positive Capital Account balances, in accordance with Regulations Section 1.704-1(b)(2)(ii)(b)(2).

              ARTICLE XV.  ACCOUNTING AND RECORDS

      15.1 RECORDS AND ACCOUNTING. The Company shall cause an accurate, current and complete accounting system in connection with its operation of the Riverboat. The books and records shall be kept in accordance with GAAP consistently applied and in accordance with federal tax law. Such books and records shall be kept on a calendar year basis. Books and accounts shall be maintained at the principal office of the Company and at the Riverboat, or at other locations as determined from time to time by the Company. The Members, or any of them, shall have the right to inspect the books and records of the Company at any time during normal business hours with reasonable notice of such inspection.

      15.2 ACCESS TO ACCOUNTING RECORDS. Each Member, and his duly authorized representative, shall have access to the accounting records at the principal office of the Company and the right to inspect and copy the books and records at reasonable times. The Company shall keep all records required to be kept at the registered office of the Company by Chapter 86 of the Nevada Revised Statutes at such registered office of the Company.

      15.3 ANNUAL TAX INFORMATION. The Managers shall use their best efforts to cause the Company to deliver to each Member within ninety (90) days after the end of each fiscal year all information necessary for the preparation of such Member's federal income tax return.

      15.4 INTERIM STATEMENTS AND REPORTS. On or before the thirtieth (30th) day of each month, the Company shall furnish the Managers with an unaudited operating statement for the preceding calendar month detailing the Gross Gaming Revenues received from the casino and ancillary services and expenses incurred. The Gross Gaming Revenues detail shall specify drop figure accounts on all gaming revenues. Additionally, the Managers shall meet in person or by telephone at least once each month to discuss the Company's operations. The Company shall provide written, oral or videotaped reports on the operations of the Riverboat on a monthly basis to the Managers.

                       ARTICLE XVI.  TERM

      16.1 TERM. The term of this Company shall begin on the date the Articles of Organization are filed with the Nevada Secretary of State and shall continue for a period not to exceed thirty (30) years, unless terminated prior thereto in accordance with the provisions hereof, by unanimous agreement of the Members or pursuant to Chapter 86 of the Nevada Revised Statutes.

           ARTICLE XVII.  DISSOLUTION OF THE COMPANY
             AND TERMINATION OF A MEMBER'S INTEREST

      17.1 DISSOLUTION. This Company must be dissolved on the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or occurrence of any other event which terminates a Member's continued membership in the Company, unless the business of the Company is continued by the consent of all the remaining Members of the Company.

     17.2 DEATH OF A MEMBER; CONTINUATION. After the death of a Member, if all the remaining Members consent to the continuation of the business of the Company, the personal representative ("Representative") of the deceased Member and, after the distribution of the deceased Member's estate, the deceased Member's heirs or legatees, shall immediately succeed to the Interest of the deceased Member in the Company, subject to the provisions of this Operating Agreement. During administration of the estate of the deceased Member, such Representative (and after distribution of the deceased Members estate such heirs or legatees) shall have the same rights and obligations in the Company for the remainder of the Company's term as the deceased Member would have had, if the deceased Member had survived. Such rights and obligations shall include, but shall not be limited to, the conduct of the Company's business and the share in the profits and losses of the Company, but shall not include the right to become a Member.

      17.3 OPTION TO PURCHASE DECEASED MEMBER'S INTEREST. Upon the death of a Member, the Company shall have the option, within 120 days of the Member's date of death, to purchase the deceased Member's interest in the Company for an agreed upon price, or if no price can be agreed upon, the fair market value of such interest as determined by an independent qualified appraiser appointed by the Members and the deceased Member's Representative. If they cannot agree on an appraiser, the Members and such Representative shall agree on three possible appraisers, place their names on pieces of paper placed into a hat, and one person chosen by the Members and such Representative shall, without looking, reach into a hat and pick out one name who shall be the appraiser. If the Company elects to purchase the interest of the deceased Member, it shall pay the agreed price or the fair market value of such interest to the deceased Member's Representative, in cash, within such 120 day period. If the Company does not purchase the interest of the deceased Member within such 120 day period, then all rights to purchase the deceased Member's interest pursuant to this Section shall terminate.

     17.4 BANKRUPTCY, INSOLVENCY OR DISSOLUTION. In the event a Member (the "Bankrupt Member") institutes or consents to any proceeding under the federal bankruptcy laws relating to the Member or to all or any part of its property; or is unable or admits in writing to its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or applies for or consents to the liquidation or dissolution of such Member or all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of the Member and the appointment continues undischarged or unstayed for thirty (30) calendar days; or any proceeding under the federal bankruptcy laws or any other applicable laws relating to such Member or to all or any part of its property is instituted without the consent of such Member and continues undischarged or unstayed for sixty (60) calendar days, if all the remaining Members consent to the continuation of the business of the Company, the remaining Members shall have the right to purchase the entire Interest of the Bankrupt Member in the manner set forth in Article IX.

                 ARTICLE XVIII.  TRUST MEMBERS

      18.1 TRUSTEE LIABILITY. When any trustee becomes a Member of this Company, he shall be a Member not individually but solely as a trustee, in the exercise and under the power and authority conferred upon and vested in such trustee. Nothing contained in this Operating Agreement shall be construed as creating any liability on any such trustee personally to pay any amounts required to be paid hereunder, or to perform any covenant, either express or implied, contained herein; all such liability, if any, is hereby expressly waived by the other Members of this Company. Any liability of any Member which is a trust (whether to the Company or to any third person) shall be a liability to the full extent of the trust estate and shall not be a personal liability of any Trustee, grantor or beneficiary of any trust.

       18.2 STATUS OF SUCCESSOR TRUSTEES AS MEMBERS. Any successor trustee or co-trustee of any trust which is a Member shall be entitled to exercise the same rights and privileges and be subject to the same duties and obligations as the predecessor trustee. As used in this Article XII, the term "trustee" shall include any and all such successor trustees.


                 ARTICLE XIX.  INDEMNIFICATION

      19.1 INDEMNITY. This Company does hereby indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a Manager, Member, employee or agent of this Company, or is or was serving at the request of this Company as manager, director, officer, employee or agent of another limited liability company or corporation,  against  expenses, subject  to  the  provisions  of
Section 19.4 hereof, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Company, and, with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of this Company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      19.2 INDEMNITY FOR ACTIONS BY OR IN THE RIGHT OF THE COMPANY. This Company does hereby indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of this Company to procure a judgment in its favor by reason of the fact that he is or was a Member, Manager, employee or agent of this Company, or is or was serving at the request of this Company as a Member, Manager, director, officer, employee or agent of another limited-liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, subject to the provisions of Section 19.4 hereof, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the actions or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of this Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to this Company or for amounts paid in settlement to this Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     19.3 INDEMNITY IF SUCCESSFUL. To the extent that a Member, Manager, employee or agent of this Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 19.1 and 19.2, or in defense of any claim, issue or matter therein, this Company does hereby indemnify such person or entity against expenses, subject to the provisions of Section 19.4 hereof, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

     19.4 EXPENSES. Any indemnification under Sections 19.1 and 19.2, unless ordered by a court or advanced pursuant to Section
19.5 below, must be made by this Company only as authorized in the specific case upon a determination that indemnification of the Member, Manager, employee or agent is proper in the circumstances. The determination must be made:

          (a) By a majority vote of a quorum of Members who were not parties to the act, suit or proceeding; or

           (b) By a majority vote of Managers who were not parties to the act, suit or proceeding; or

           (c) If a quorum consisting of Members or Managers who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel pursuant to a written opinion.

      19.5 ADVANCE PAYMENT OF EXPENSES. The expenses of Members and Managers incurred in defending a civil or criminal action, suit or proceeding shall be paid by this Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Member or Manager to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by this Company. The provisions of this subsection do not affect any rights to advancement of expenses to which personnel other than Members or Managers may be entitled under any contract or otherwise by law.

      19.6 OTHER ARRANGEMENTS NOT EXCLUDED. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article XIX:

           (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Organization or any agreement, vote of Members or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 19.2 above or for the advancement of expenses made pursuant to Section 19.5 above, may not be made to or on behalf of any Member or Manager if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

           (b) Continues for a person who has ceased to be a Member, Manager, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

             ARTICLE XX.  MISCELLANEOUS PROVISIONS

      20.1 TIME IS OF THE ESSENCE. Time is of the essence with respect to all time periods set forth in this Agreement.

      20.2 DEFAULT INTEREST RATE. Any sum accruing to any Party under this Agreement which shall not be paid when due shall bear interest at a rate per annum equal to the Bank of America Nevada prime rate plus 5% from the date such payment becomes due and payable until it is paid in full with said interest.

      20.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts and shall be deemed to have become effective when and only when all parties hereto have executed this Agreement, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument.

      20.4   EXECUTION  BY  FACSIMILE.   This  Agreement  may  be
executed by facsimile and if so executed shall be legal, valid and binding on any Party executing in such manner.

      20.5   FORCE MAJEURE.  Whenever this Agreement requires  an
act to be performed within a specified time period or to be completed diligently, such periods are subject to "unavoidable delays." Unavoidable delays include delays caused by acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable labor or materials, accident, fire, water damages, flood, earthquake, or other natural catastrophes.

     20.6 COMPLETE AGREEMENT. This Operating Agreement, and the Articles of Organization, constitute the complete and exclusive statement of the Agreement among the Members with respect to the subject matter contained therein. This Agreement and the Articles replace and supersede all prior agreements by and among the Members or any of them. This Agreement and the Articles supersede all prior written and oral statements and no representation, statement, or condition or warranty not contained in this Agreement or the Articles will be binding on the Members or be of any force and effect whatsoever.

      20.7 AMENDMENTS. This Operating Agreement may be amended by the Members but only at a special or annual meeting of the Members, not by written consent, and only if the notice of the intention to amend the Operating Agreement was contained in the notice of the meeting, or such notice of a meeting is waived by all Members.

      20.8 GOVERNING LAW. This Operating Agreement, and its application, shall be governed exclusively by its terms and by the laws of the State of Nevada without reference to its choice of law provisions.

      20.9 HEADINGS. The headings in this Operating Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Operating Agreement or any provisions contained herein.

      20.10 SEVERABILITY. If any provision of this Operating Agreement or the application thereof to any person or circumstance shall be deemed invalid, illegal or unenforceable to any extent, the remainder of this Operating Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

      20.11 EXPENSES. If any litigation or other proceeding is commenced in connection with or related to this Agreement, the prevailing party shall be entitled to recover from the losing party all of the incidental costs and reasonable attorneys' fees, whether or not a final judgment is rendered.

      20.12 HEIRS, SUCCESSORS AND ASSIGNS. Each and all of the covenants, terms, provisions and agreements contained in this Operating Agreement shall be binding upon and inure to the benefit of the existing Members, all new and substituted Members, and their respective assignees (whether permitted by this Agreement or not), heirs, legal representatives, successors and assigns.

      20.13   EXECUTION.   This  Agreement  may  be  executed  in
counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

      20.14 POWER OF ATTORNEY. Each Member, in accepting this Agreement, makes, constitutes and appoints the Managers and each of them, with full power of substitution, as his, her, or its attorney-in-fact and personal representative to sign, execute, certify, acknowledge, file and record the Articles of Organization, and to sign, execute, certify, acknowledge, file and record all appropriate instruments amending the Articles of Organization and this Operating Agreement on behalf of each such Member. In particular, the Manager as attorney-in-fact may sign, acknowledge, certify, file and record on behalf of each Member such instruments, agreements and documents which: (1) reflect any amendments to the Articles of Organization or Operating Agreement; (2) reflect the admission or withdrawal of a Member; and (3) may otherwise be required of the Company, a Member or by law. The Power of Attorney herein given by each Member is a durable power and will survive the disability or incapacity of the principal.

     20.15  COMPLIANCE WITH LAWS.

             (a) At all times during the term of this Agreement, each Member agrees that its actions, and those of its representatives, agents, and consultants, will be entirely in accordance with all applicable laws, rules, ordinances and regulations of all states, counties, districts and municipalities in which such Member conducts business on behalf of the Company, and also will follow applicable federal laws, rules and regulations.

             (b) In connection with this Agreement, the Members each acknowledge that certain casino gaming licenses are currently issued to and held by certain Members or their Affiliates by the states of Nevada, Louisiana and New Jersey, and the state of New South Wales, Australia, and that the Members or their Affiliates may in the future apply for gaming licenses in additional states or foreign countries. The laws of such jurisdictions may require such Member to disclose private or otherwise confidential information about the other Members and their respective principals, lenders and affiliates. The Members each agree to refrain from all conduct that may negatively affect such licenses or license applications. The Members further agree that if any representative, agent, Affiliate, or Member is required to be licensed, qualified or found suitable by the Gaming Authorities and is denied such status by such gaming authority, such unlicensed, unqualified or unsuitable Member shall immediately sell his interest in the Company in the manner specified in Article IX.

     20.16  BACKGROUND INVESTIGATIONS.

             (a) The Members each acknowledge that Showboat or its Affiliates currently conduct gaming operations in Nevada, New Jersey, and Louisiana and will conduct gaming operations in New South Wales, Australia. Such gaming operations are highly regulated by Gaming Authorities of these states and that such regulations impose upon Showboat an affirmative duty to investigate the backgrounds of entities or individuals with whom Showboat does business. Furthermore, such regulations require that Showboat and its Affiliates, which includes the Company and the Randolph, subject themselves to rigorous investigation. Furthermore, Showboat or its Affiliates may in the future apply for licensure in other jurisdictions, including states of the
United  States  or  foreign  countries  which  may  have  similar regulations. Gaming authorities in other jurisdictions may request information regarding entities and persons with whom Showboat does business. Accordingly, the Members each agree, if requested by Showboat, to use their best efforts to supply and to cause its principals, directors, officers, major shareholders, owners and any other key individuals, to supply such information and execute such affidavits and documents, including personal history disclosure documents and personal financial disclosure documents as Showboat may reasonably request. Furthermore, gaming regulations require that Showboat and its Affiliates be of good repute. The Company and its principals, directors, officers, Members, owners and Affiliates represent that they are of good repute.

             (b) The Members each acknowledge that Randolph or its Affiliates currently conduct gaming operations in Nevada and New Jersey. Such gaming operations are highly regulated by Gaming Authorities of these states and that such regulations impose upon the Randolph an affirmative duty to investigate the backgrounds of entities or individuals with whom Randolph does business. Furthermore, such regulations require that Randolph and its Affiliates subject themselves to rigorous investigation. Furthermore, Randolph or its Affiliates may in the future apply for licensure in other jurisdictions, including states of the
United  States  or  foreign  countries  which  may  have  similar regulations. Gaming authorities in other jurisdictions may request information regarding entities and persons with whom Randolph do business. Accordingly, the Members each agree, if requested by Randolph, to use their best efforts to cause their principals, directors, officers, major shareholders, owners and any other key individuals, to supply such information and execute such affidavits and documents, including personal history disclosure documents and personal financial disclosure documents as Randolph may reasonably request. Furthermore, gaming regulations require that Randolph be of good repute so Randolph will represent that the Company and its principals, directors, officers, Members, owners and Affiliates are of good repute.

      20.17 COMPLIANCE WITH OTHER AGREEMENTS. Each Member shall use its best efforts to perform, or cause to be performed, all obligations of the Company under any agreement negotiated in connection herewith or pursuant hereto, including, without limitation, the Management Agreement of even date herewith between the Company and an Affiliate of Showboat.

      20.18 GOVERNMENTAL APPROVAL. Each Members shall use their best efforts to cause the Company to obtain all necessary licenses, permits and approvals from all applicable governmental authorities with respect to the construction and development of the Riverboat.

     20.19 LICENSING REQUIREMENTS. Each Member covenants to use its best efforts to diligently obtain all state and local licenses, including gaming licenses, necessary to conduct gaming operations at the Riverboat. The Members agree to provide the other Members with copies of all applications, reports, letters, and other documents filed or provided to the state or local licensing authorities. In the event that any Member as a result of a communication or action by the Missouri gaming authorities (including, without limitation, the Riverboat Authority) or on the basis of consultations with its gaming counsel and/or other professional advisors, reasonably believes in good faith, with the concurrence of the Managers, that the Missouri gaming authorities are likely to: (i) fail to license and/or approve the Company or its Affiliates to own and operate any gaming related businesses; (ii) grant required gaming licensing and/or approval only upon terms and conditions which are unacceptable to the Company; (iii) significantly delay the licensing and/or approval contemplated under this Agreement; or (iv) revoke any existing license or casino operating contract of the Company or its Affiliates, in each case due to concerns of any aspect of the suitability of a particular Member or its shareholders, then the Company shall cause such Member to divest itself of such Interest by sale to the other Members in the manner set forth in Article IX.

      20.20 FOREIGN GAMING LICENSES. If Showboat determines, at its sole discretion, that any gaming licenses held by Showboat or its Affiliates in other jurisdictions may be adversely affected or in jeopardy because of its status as a Member, Showboat shall have the option at any such time to sell its Interest, subject to the right of first refusal pursuant to Article X. If this occurs prior to or within the first six (6) months after commencement of operations at the Riverboat and Randolph elects its right of first refusal, Showboat shall receive as sole compensation for Randolph's purchase of its Interest, the capital contribution Showboat has made to the Company. In case of a sale by Showboat of all of its Interest under this Section, the Management Agreement shall terminate upon the consummation of such sale.

      20.21 PRESS RELEASES. Any press release issued by the Company shall be approved by a majority of the Managers prior to the issuance thereof. Any press release of any Member or its Affiliates concerning the Riverboat or the Company shall be approved by a majority of the Managers prior to the issuance thereof, with the exception of any press releases required to be made by any Member or its Affiliates pursuant to various securities laws applicable to such Member or its affiliates.

     20.22  FINANCING MATTERS.

              (a) Randolph has previously entered into an Agreement with Bear Stearns & Co., as underwriter, to obtain project financing to fund the construction of the Riverboat ("Project Financing") in an amount not to exceed $57,000,000 or to be less than $47,000,000, unless the Members unanimously agree otherwise.
Such Project Financing may be either bank debt, high yield debt and/or capital leases. Project Financing may be obtained in one or more phases. If in connection with such Project Financing, the lender requires a completion guaranty of the Riverboat, Showboat shall provide such completion guaranty, the cost of which shall be an expense of the Company. Randolph shall cause E-T-T, Inc. and Market Gaming, Inc., and E-T-T, Inc. and Market Gaming, Inc. each jointly and severally agree, to absolutely and unconditionally guarantee the payment in full of all financing obtained by the Company after December 31, 1994, from Bear Stearns & Co., or any other lender, for the development and construction of the Riverboat, including without limitation, the costs of obtaining a gaming license. E-T-T, Inc. and Market Gaming, Inc. each represent and acknowledge that they are Affiliates of Randolph.

              (b) If any Member or any of its respective Affiliates, shall, at any time, sell or offer to sell any securities issued by such Member, or its Affiliates, as applicable through the medium of any prospectus or otherwise and which relates to the Riverboat or its operation, it shall do so only in compliance with all applicable laws, and shall clearly disclose to all purchasers and offerees that neither the other Member nor any of their Affiliates, officers, directors, agents or employees shall in any way be deemed to be an issuer or underwriter of such securities, and the other Member and their Affiliates, officers, directors, agents and employees have not assumed and shall not have any liability arising out of or related to the sale or offer of such securities, including, without limitation, any liability or responsibility for any financial statements, projections or other information contained in any prospectus or similar written or oral communication. The other Member shall have the right to approve any description of them or their Affiliates, or any description of this Agreement or of their relationship with such Member hereunder, which may be contained in any prospectus or other communications, and the
Member agrees to furnish copies of all such materials to the other Member for such purposes not less than twenty (20) days prior to the delivery thereof to any prospective purchaser or offeree. The Member agrees to indemnify, defend or hold the other Member and its Affiliates, officers, directors, agents and employees, free and harmless from any and all liabilities, costs, damages, claims or expenses arising out of or related to the breach of such Member's obligations under this Section. Each Member agrees to reasonably cooperate with the other in the preparation of such agreements and offerings.

           ARTICLE XXI.  CONFIDENTIALITY AND NON-USE

       21.1 DISCLOSURE OF PROPRIETY INFORMATION. Unless otherwise provided for herein, each Party hereto agrees for itself and its respective Affiliates, agents, representatives and consultants that it shall not disclose, reveal or make available to any third party, and that it shall take all steps necessary or desirable to prevent the Company from disclosing, revealing or making available to any third party, any confidential or proprietary information, whether of a technical, financial, commercial or other nature ("Confidential Information"), received directly or indirectly from or in respect of any other Party or in respect of the Company, except as authorized in writing by such other Party (or in the case of the Company by all parties) and except that either Party may disclose such information:

             (a) to its employees, agents, representatives and consultants or employees of the Company to whom, and to the extent that, such disclosure is necessary in furtherance of the purposes of this Agreement, provided, however, that the disclosing Party shall be responsible for ensuring that such persons comply with the confidentiality and non-use provisions of this Article 16, and shall take the steps necessary to ensure such compliance, whether by agreement, establishment of internal regulations, or otherwise; or

             (b) to the extent required by applicable law, judicial or administrative process or by any Gaming Authority.

      21.2 USE OF PROPRIETARY INFORMATION. Each Party hereto agrees that it shall not use and that it shall take all steps necessary or desirable to prevent the Company from using, any Confidential Information received from another Party or from the Company except as specifically provided in this Agreement or as otherwise expressly authorized in writing by the relevant Party (or in the case of the Company by all Parties).

      21.3 DESTRUCTION OR RETURN OF CONFIDENTIAL INFORMATION. All documents received by a Party (the "Receiving Party")
containing Confidential Information of another Party or the Company and all documents derived or prepared from such documents and all copies thereof shall be inventoried by the Receiving Party, marked with a suitable label to indicate their confidential status (to the extent such documents are not already so marked) and segregated from all other papers of the Receiving Party. Upon termination of this Agreement for any reason, such documents and all copies thereof in the possession or control of the Receiving Party or its present or former employees, agents, representatives, or consultants relating to the Confidential Information of the other Party (the "Disclosing Party") shall be destroyed under the supervision of the Disclosing Party or returned to the Disclosing Party, at the Disclosing Party's discretion, and the receiving Party shall immediately cease using the Confidential Information of the disclosing Party.

      21.4 EXCEPTION. A Party (in this Section 21.4, the "Disclosing Party") shall not be obligated to keep confidential or shall not incur any liability for the use or disclosure to a third party of any information that (i) has fallen into the public domain through no unauthorized act of the Disclosing
Party; (ii) was received from a third party not under any obligation to refrain from revealing such information; or (iii) was in the Disclosing Party's possession prior to the receipt from another Party or the Company.

      21.5 SURVIVAL. Notwithstanding anything to the contrary herein, the provisions of this Article 21 shall survive and inure to the benefit of and be binding upon the Parties for a period of five (5) years subsequent to the date of termination of this Agreement.


                   ARTICLE XXII. ARBITRATION

      22.1 APPOINTMENT OF ARBITRATORS. If any dispute shall arise or if any issue left open hereunder cannot be resolved between the Parties hereto after negotiating in good faith to reach a just and equitable solution satisfactory to the Parties within fifteen (15) days, such dispute is to be referred first to a committee of four persons who shall meet in an attempt to resolve said dispute or open issue. The committee shall consist of two persons appointed by Randolph and two persons appointed by Showboat. If an agreement cannot be reached to resolve the dispute by the committee within fifteen (15) days, the dispute or open issue will be resolved by binding arbitration before arbitrators having not less than 10 years experience in the gaming industry. In the event an appraisal of the Riverboat or other assets needs to be performed, such appraisal is to be settled by binding arbitration before arbitrators having not less than 10 years experience in the gaming industry. Any award of the arbitrators may be filed in a court of law as a final judgment. Any such arbitration shall be in accordance with the rules and regulations adopted by the American Arbitration Association or as the Parties otherwise agree. Either Party may serve upon the other Party a written notice of the demand that the dispute or appraisal to be resolved pursuant to this Article. Within thirty
(30) days after the giving of such notice, each of the Parties hereto shall nominate and appoint an arbitrator (or appraiser, as the case may be) and shall notify the other Party in writing of the name and address of the arbitrator so chosen. Upon the appointment of the two arbitrators as hereinabove provided, said two arbitrators shall forthwith, within fifteen (15) days after the appointment of the second arbitrator, and before exchanging views as to the question at issue, appoint in writing a third arbitrator ("Selected Arbitrator") and give written notice of such appointment to each of the Parties hereto. In the event that the two arbitrators shall fail to appoint or agree upon the
Selected Arbitrator within said fifteen (15) day period, the Selected Arbitrator shall be selected by the Parties themselves if they so agree upon such Selected Arbitrator within a further period of ten (10) days. If a Selected Arbitrator shall not be appointed or agreed upon within the time herein provided, then either Party on behalf of both may request such appointment in accordance with the American Arbitration Association. Randolph and Showboat shall share equally the cost of the Selected Arbitrator. Said arbitrators shall be sworn faithfully and fairly to determine the question at issue. The arbitrators shall afford to Randolph and Showboat a hearing and the right to submit evidence, with the privilege of cross-examination, on the question at issue, and shall with all possible speed make their determination in writing and shall give notice to the Parties hereto of such determination. The concurring determination of any two of said three arbitrators shall be binding upon the Parties, or, in case of no two of the arbitrators shall rendering a concurring determination, then the determination of the Selected Arbitrator be binding upon the Parties hereto. Each Party shall pay the fees of the arbitrator appointed by it, and the fees of the Selected Arbitrator shall be divided equally between Randolph and Showboat.

      22.2 INABILITY TO ACT. In the event that an arbitrator appointed as aforesaid shall thereafter die or become unable or unwilling to act, his successor shall be appointed in the same manner provided in this Article for the appointment of the arbitrator so dying or becoming unable or unwilling to act.


                    ARTICLE XXIII.  NOTICES

      All notices provided for in this Agreement or related to this Agreement, which any Member desires to serve on the other, shall be in writing, and any and all notices or other papers or instruments related to this Agreement shall be deemed sufficiently served or delivered on the date of mailing if sent
(i) by United States registered or certified mail (return receipt requested), postage prepaid, in an envelope properly sealed, (ii) by a facsimile transmission where written acknowledgment of receipt of such transmission is received, or (iii) by a nationally recognized overnight carrier service providing for receipted delivery, addressed as follows:

If intended for Randolph Troy Herbst, President
        or the Company:  Randolph Riverboat Company, Inc.
                         5195 Las Vegas Boulevard South
                         Las Vegas, NV  89119

        With a copy to:  Sean T. Higgins, General Counsel
                         Randolph Riverboat Company, Inc.
                         5195 Las Vegas Boulevard South
                         Las Vegas, NV  89119
                  and
                         The Stolar Partnership
                         Attention:  Jay Levitch
                         911 Washington Avenue
                         St. Louis, Missouri  63101

If intended for Showboat J. Kell Houssels, III, President
        or the Company:  Showboat Missouri Investment
                         Limited Partnership
                         2800 Fremont Street
                         Las Vegas, NV  89104

        With a copy to:  John N. Brewer, Esq.
                         Kummer   Kaempfer
                         Bonner & Renshaw
                         3800  Howard Hughes
                         Parkway
                         Seventh Floor
                         Las Vegas, NV  89109

Either Randolph or Showboat may change the address or name of addressee applicable to subsequent notices (including copies of said notices as hereinafter provided) or instruments or other papers to be served upon or delivered to the other party, by giving notice to the other party as aforesaid, provided that notice of such change shall not be effective until the fifth day after mailing or facsimile transmission.

      IN WITNESS WHEREOF, this Operating Agreement was adopted by a unanimous vote of all the Members of this Company at the organizational meeting thereof held on January 25, 1995.

Members:                           Company:

Randolph Riverboat Company,        Randolph Riverboat Company,
Inc., a Nevada corporation         L.L.C., a Nevada limited
                                   liability company

By /s/Troy Herbst                  By /s/Troy Herbst
                                      Troy Herbst, Manager
Its _________________________


Showboat Missouri, Inc.
  a Nevada corporation


  By /s/Leann Schneider

  Its Treasurer

ACKNOWLEDGED AND AGREED TO         ACKNOWLEDGED AND AGREED TO
WITH RESPECT TO SECTION            WITH RESPECT TO ARTICLES
20.22 ONLY:                        VII AND IX ONLY:

E-T-T, Inc., a Nevada              Randolph Shareholders:
corporation


By /s/Edward Hebst                 By /s/Edward Herbst
                                      Edward Herbst
Its___________________________

                                   By /s/Troy Herbst
                                      Troy Herbst
Market Gaming, Inc., a Nevada
corporation
                                   By /s/Timothy Herbst
                                      Timothy Herbst
By /s/Edward Herbst

Its___________________________

                          SCHEDULE A-1


             Member                   Initial Capital       Member
                                        Contribution       Interest
--------------------------------      ---------------      --------

Randolph Riverboat Company, Inc.       $24,142,857.14         65%
5195 Las Vegas Boulevard South        in property and
Las Vegas, Nevada  89119                   assets
                                        described in
                                        Exhibit B-1

Showboat Missouri, Inc.                 $13,000,000           35%
2800 Fremont Street                       in cash
Las Vegas, Nevada  89104


                             EXHIBIT A-2

                      MAP OF RANDOLPH, MISSOURI
                             EXHIBIT B-1

                    DESCRIPTION OF RANDOLPH ASSETS

      The Randolph Assets shall mean all present and future right, title and interest of Randolph in and to all of the assets of every kind, character and description, whether real or personal property, tangible or intangible, owned by Randolph or used in connection with the operation of Randolph's business, including, but not limited to,
(i) all real property, buildings, structures and improvements of every kind, and all extensions, additions, accessions and fixtures, attached to or made a part of such real property, buildings, structures and improvements together with all easements, rights-of-way, strips of land, streets, ways, alleys, passages, sewer rights, water rights and powers and all appurtenances whatsoever, relating or appertaining to such real property, buildings, structures and improvements; (ii) all furniture, fixtures, equipment, general intangibles, deposit accounts, contract rights, money, right to tax credits, instruments and documents (as those terms are defined in the UCC) all other agreements, right and written materials; (iii) all permits, approvals, licenses and other governmental authorizations; (iv) all plans, specifications and architectural drawings; (v) all agreements with contractors, subcontractors, suppliers, project managers and supervisors, designers, architects, engineers, sales agents, leasing agent and consultants; (vi) all takeout, refinancing and permanent loan commitments; (vii) all warranties, guaranties, indemnities and insurance policies; (viii) all claims, demands, awards, settlements and other payments; (ix) all leases, rental agreements, license agreements, service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Randolph under any such agreements; (x) all reserves, accounts, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money; (xi) all trade names, trademarks, copyrights, goodwill and all other types of intangible personal property of any kind or nature; and
(xii) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitution of any such property.

                      MANAGEMENT AGREEMENT

                      MANAGEMENT AGREEMENT

                       TABLE OF CONTENTS

                                                             PAGE


ARTICLE 1.     RECITALS AND DEFINITIONS                         2

ARTICLE 2.     APPOINTMENT/TERM/OPTION TO EXTEND TERM          10
     Section 2.01   Appointment                                10
     Section 2.02   Term                                       10
     Section 2.03   Opening the Casino                         10

ARTICLE 3.     OWNER AND MANAGER DEVELOPMENT
               OBLIGATIONS DURING DEVELOPMENT TERM             11
     Section 3.01   Construction of Riverboat/
                    Compliance with Law                        11
     Section 3.02   Engagement of Manager As
                    Consultant                                 11
     Section 3.03   Preliminary Plans and
                    Specifications.                            12
     Section 3.04   Pre-Opening Committee                      12
     Section 3.05   Obligations during Development
                    Term                                       13
     Section 3.06   Construction                               13
     Section 3.07   Pre-Opening Services by Manager            13
     Section 3.08   Payment of Pre-Opening Expenses.           14

ARTICLE 4.     OPERATIONS                                      14
     Section 4.01   Accounting Procedures and
                    Services Books and Records                 14
     Section 4.02   Owner's Access to Gaming Financial
                    Records                                    15
     Section 4.03   Audits                                     15
     Section 4.04   Monthly Financial Statements               16
     Section 4.05   Expenses                                   17
     Section 4.06   Standards                                  17
     Section 4.07   Plans and Budgets                          19
     Section 4.08   Management                                 21
     Section 4.09   Bank Accounts                              21
     Section 4.10   Credit                                     22
     Section 4.11   Owner's Advances                           22
     Section 4.12   Special Events                             24
     Section 4.13   Cooperation of Owner and Manager           24
     Section 4.14   Financing Matters.                         25
     Section 4.15   Conflict of Interest/Non-
                    Competition                                27

ARTICLE 5.     MANAGEMENT FEE                                  28
     Section 5.01   Payments to Manager                        28

ARTICLE 6.     MANAGER'S RIGHT OF FIRST REFUSAL TO
               MANAGE RIVERBOAT                                28

ARTICLE 7.     REAL PROPERTY TAXES AND ASSESSMENTS,
               AND PAYMENTS TO THE RIVERBOAT AUTHORITIES       29
     Section 7.01   Payment of Real Estate Taxes
                    and Assessments                            29
     Section 7.02   Exceptions                                 30

ARTICLE 8.     USE AND OCCUPANCY OF THE CASINO                 30
     Section 8.01   Uses                                       30
     Section 8.02   Name                                       30

ARTICLE 9.     MAINTENANCE AND REPAIRS                         31
     Section 9.01   Owner's Maintenance and Repairs            31

ARTICLE 10.    INSURANCE AND INDEMNITY                         32
     Section 10.01  Owner Insurance Obligations                32
     Section 10.02  Parties Insured                            35
     Section 10.03  Approved Insurance Companies               36
     Section 10.04  Approval of Insurance Coverage             36
     Section 10.05  Failure to Obtain Required
                    Insurance                                  36
     Section 10.06  Waiver of Subrogation                      37
     Section 10.07  Mutual Cooperation                         37
     Section 10.08  Delivery of Insurance Policies             37
     Section 10.09  Indemnification by Manager                 38
     Section 10.10  Indemnification by Owner                   39
     Section 10.11  Selection of Counsel/Conduct of
                    Litigation                                 40

ARTICLE 11.    CASUALTY                                        40

ARTICLE 12.    TAKING OF THE RIVERBOAT                         41
     Section 12.01  Definitions                                41
     Section 12.02  Entire Taking of the Support
                    Areas                                      42
     Section 12.03  Duty to Restore                            43

ARTICLE 13.    DISPOSITION OF INSURANCE PROCEEDS AND
               AWARDS                                          43
     Section 13.01  Trustee                                    43
     Section 13.02  Deposits of Insurance Proceeds
                    and Awards                                 44
     Section 13.03  Procedure for Distribution of
                    Insurance Proceeds and Awards              44

ARTICLE 14.    ASSIGNMENT AND SUBLETTING                       47

ARTICLE 15.    AFFIRMATIVE COVENANTS OF MANAGER                47
     Section 15.01  Corporate Status                           47
     Section 15.02  Compliance with Laws                       47
     Section 15.03  Gaming Approvals                           48
     Section 15.04  Confidential Information                   49
     Section 15.05  Gaming Applications                        49

ARTICLE 16.    AFFIRMATIVE COVENANTS OF OWNER                  49
     Section 16.01  Corporate Status                           49
     Section 16.02  Maintenance of Insurance                   50
     Section 16.03  Compliance with Laws                       50
     Section 16.04  Cooperation with Gaming
                    Authorities                                51
     Section 16.05  Confidential Information                   51
     Section 16.06  Compliance with Loan Covenants             52
     Section 16.07  Non-Interference                           52
     Section 16.08  Gaming Applications                        52

ARTICLE 17.    REPRESENTATIONS AND WARRANTIES                  52
     Section 17.01  Owner Corporate Status                     52
     Section 17.02  Manager Corporate Status                   53
     Section 17.03  Authorization/No Conflict                  53
     Section 17.04  Permits/Approvals                          54
     Section 17.05  Accuracy of Representations                54
     Section 17.06  Development Plans                          54
     Section 17.07  Maintenance of Gaming and Other
                    Licenses                                   55
     Section 17.08  Financings; Governmental Approval          55
     Section 17.09  Condition of Riverboat During
                    Term                                       55
     Section 17.10  Utilities                                  56
     Section 17.11  Impair Reputation                          56

ARTICLE 18.    ARBITRATION                                     56
     SECTION 18.01  Appointment of Arbitrators                 56
     Section 18.02  Inability to Act                           58

ARTICLE 19.    DEFAULT/STEP-IN RIGHTS                          58
     Section 19.01  Definition                                 58
     Section 19.02  Manager's Defaults                         58
     Section 19.03  Step-In Rights                             59
     Section 19.04  Owner's Default                            61
     Section 19.05  Bankruptcy                                 62
     Section 19.06  Reorganization/Receiver                    62
     Section 19.07  Delays and Omissions                       63
     Section 19.08  Disputes in Arbitration                    63

ARTICLE 20.    TERMINATION                                     63
     Section 20.01  Termination Events                         63
     Section 20.02  Notice of Termination                      64
     Section 20.03  Remedies Upon Termination                  65
     Section 20.04  Delivery of Riverboat                      65

ARTICLE 21.    HAZARDOUS MATERIALS                             66
     Section 21.01  No Hazardous Materials                     66
     Section 21.02  Compliance With Laws                       66
     Section 21.03  Indemnification                            67
     Section 21.04  Hazardous Material Defined                 67

ARTICLE 22.    NOTICES                                         68

ARTICLE 23.    MISCELLANEOUS                                   69
     Section 23.01  Time of the Essence                        69
     Section 23.02  Heirs, Successors, Assigns                 69
     Section 23.03  Construction                               69
     Section 23.04  Governing Law                              70
     Section 23.05  Severability                               70
     Section 23.06  Relation of the Parties                    70
     Section 23.07  No Broker or Finder                        70
     Section 23.08  Default Interest Rate                      71
     Section 23.09  Attorneys' Fees                            71
     Section 23.10  Entire Agreement                           71
     Section 23.11  Counterparts                               72
     Section 23.12  Force Majeure                              72
     Section 23.13  No Warranties                              72
     Section 23.14  Headings                                   72
     Section 23.15  Waiver                                     73
                               iv

                      MANAGEMENT AGREEMENT



     This  Management  Agreement ("Agreement")  is  dated  as  of

January  25,  1995, and is made and entered into by  and  between

Randolph  Riverboat Company, L.L.C., a Nevada  limited  liability company or its successors and assigns ("Owner"), whose address is

5195  Las  Vegas  Boulevard South, Las Vegas, Nevada  89119,  and

Showboat  Operating  Company,  a  Nevada  corporation,   or   its

successors  and assigns ("Manager"), whose address  2800  Fremont

Street, Las Vegas, Nevada 89104.

                            RECITALS

     A.   Owner is designing and developing a riverboat casino in

order  to  conduct a riverboat gaming business  on  the  Missouri

River in or near Randolph, Missouri.

     B.    Owner  expects to have completed construction  of  the

riverboat  and  all  ancillary  facilities,  including,  but  not limited  to,  docking, parking areas and administrative  offices,

and to have obtained all licenses necessary to open the riverboat to  the  public for gaming operations approximately  by  November

1995.

     C.    Manager  has  experience in designing interior  gaming

premises, and in starting up and conducting a gaming business.

     D.   Owner desires to engage Manager as a consultant to Owner in designing  the  interior gaming area of the  riverboat,  training staff  and installing gaming equipment for public use, and,  upon completion of the construction of the riverboat and all ancillary facilities,  including  the  receipt  of  all  gaming  and  other approvals, to manage and operate the gaming operations associated with the riverboat.

     E.   Manager desires to be engaged as a consultant to assist in the design of the interior gaming area of the riverboat and, upon completion of the construction of the riverboat and all ancillary

facilities,   to   manage  and  operate  the  gaming   operations

associated with the riverboat.

F.   Predecessors of Owner and Manager entered into a Preliminary

Management Agreement dated December 23, 1994, whereby Owner and

Manager agreed to negotiate a definitive management agreement regarding the operations of a riverboat casino.

G.   Neither Owner nor Manager has obtained a permanent riverboat gaming license from the Missouri Gaming Commission.

     NOW,  THEREFORE,  in  consideration of the  mutual  promises contained  in  this  Agreement, and for other good  and  valuable consideration,  the receipt and sufficiency of  which  is  hereby acknowledged,  and  with the intention of  being  bound  by  this

Agreement, the parties stipulate and agree as follows:

              ARTICLE 1.  RECITALS AND DEFINITIONS

     The foregoing Recitals are true and correct.

     The following defined terms are used in this Agreement:

     "Affiliate" shall mean a person who, directly or indirectly,

or   through  one  or  more  intermediaries,  (i)  controls,   is

controlled  by,  or is under common control with  the  person  in question;  (ii) is an officer, director, 5% stockholder,  partner in  or trustee of any person referred to in the preceding clause;

or (iii) is a
spouse,  father, mother, son, daughter, brother,  sister,  uncle,

aunt, nephew or niece of any person described in clauses (i)  and

(ii).

     "Audit Day" is defined in Section 4.03.

     "Audited Statements" is defined in Section 4.03.

     "Award" is defined in Section 12.01.

     "Bad  Debts" shall mean the amount equal to gaming  accounts receivables which have not been collected for more than 120 days.

     "Bank Accounts" is defined in Section 4.09.

     "Business  Days" shall mean all weekdays except  those  that are  official  holidays  of the state of  Missouri  or  the  U.S.

government.   Unless  specifically stated as "Business  Days,"  a

reference in this Agreement to "days" means calendar days.

      "Casino"  shall mean those areas reserved for the operation of slot machines, table games and any other legal forms of gaming permitted  under  applicable law, and  ancillary  service  areas,

including  reservations and admissions, cage, vault, count  room,

surveillance  room  and  any other room  or  area  or  activities therein regulated or taxed by the Riverboat Authorities by reason of gaming operations.

     "Casino Bankroll" shall mean an amount reasonably determined

by   Manager  as  funding  required  to  bankroll  Casino  Gaming

Activities,  but  in  no case less than the  amount  required  by

Missouri  gaming  law.   In no event shall such  Casino  Bankroll

include   amounts  necessary  to  cover  Operating  Expenses   or

Operating  Capital.   Casino Bankroll  shall  include  the  funds

located  on  the  casino  tables, in the gaming  devices,  cages,

vault, counting rooms, or in any other location in the Casino where funds may be found and funds in a bank account identified by  Owner  for any additional amount required by Missouri  gaming law or such other amount as is reasonably determined by Manager.

     "Casino Gaming Activities" shall mean the casino cage, table games, slot machines, video machines, electronic games of chance,

electronic  games of skill, and any other form of gaming  managed by Manager in the Casino.  The area reserved in the Riverboat for the  Casino  Gaming Activities shall be an area of  approximately

26,000 square feet.

     "Casino  Operating  Budget" shall be the  budget  of  Casino

Operating Expenses.

     "Casino Operating Expenses" shall mean expenses incurred  by

Manager  on  behalf  of Owner in the management  of  the  Casino,

including,  but  not limited to, gaming supplies, maintenance  of

the   Casino   area,   gaming  marketing   materials,   uniforms,

complimentaries,  Casino  employee  training,   Casino   employee

compensation and entitlements, and Gaming Taxes.

     "Control"  shall  mean, in relation to a person  that  is  a corporation,  the  ownership, directly or indirectly,  of  voting securities  of such person carrying more than 25% of  the  voting rights  attaching  to all voting securities of  such  person  and which  are sufficient, if exercised, to elect a majority  of  its board  of  directors;  "Controls"  and  "Controlled"  shall  have similar meanings.

     "Commencement  Date" shall mean the first  day  on  which  a revenue-paying customer is admitted to the Casino.

     "Credit  Policy"  shall mean the policy approved  by  Owner,

whose approval shall not be unreasonably withheld, regarding  the extension  and  collection of credit to patrons  of  the  Casino,

which Credit Policy shall be prepared by Manager based on (i) the target markets of the Casino; (ii) prudent business judgment; and

(iii)  such  changes  and  refinements as  Owner  may  reasonably require  and  shall comply and conform in all respects  with  the rules and regulations of the Riverboat Authorities.

     "Default" or "Event of Default" is defined in Section 19.01.

     "Development  Term" shall mean the period beginning  on  the date of this Agreement and ending on the Commencement Date.

     "Earnings" shall mean Gross Revenue less Operating Expenses.

     "Effective Date" is defined in Section 2.02.

     "FF&E" shall mean all furniture, furnishings, equipment, and fixtures, including gaming equipment, computers, housekeeping and maintenance equipment, necessary or convenient to the  operations of  the  Riverboat  in  conformity with  this  Agreement  and  in accordance with applicable law.

     "Gross  Gaming Revenue" shall mean all of the  revenue  from the  operation  of the Casino (which is taxed  by  the  State  of

Missouri), including, but not limited to, table games, electronic games of chance, and electronic games of skill.

     "Gaming  Taxes" shall mean any tax imposed by the  state  of

Missouri  on Gross Gaming Revenue, including, without limitation,

any  state admissions tax (currently 20% of Gross Gaming  Revenue and $2.00 per customer).

     "Governmental Authorities" shall mean the United States, the state  of  Missouri, county of Clay, city of Randolph, any  other political subdivision in which the Riverboat is located  or  does

business,   and  any  court  or  political  subdivision   agency,

commission, board or instrumentality or officer thereof,  whether federal,  state or local, having or exercising jurisdiction  over

Owner, Manager or the Riverboat, including the Casino.

     "Gross  Revenue" shall mean Gross Gaming Revenues  plus  all other revenues resulting from the operation of Riverboat.

     "Hazardous Material" is defined in Section 21.04.

     "Impositions" is defined in Section 7.01.

     "Incentive  Management Fee" shall mean 20%  of  Earnings  in excess of $20,000,000, before any interest expense, income taxes,

property   taxes,   ground  lease  rent,  capital   lease   rent,

depreciation and amortization.

     "Initial   Inventory"  shall  mean  the  list  of  operating

supplies  required  for the operation of the  Riverboat  for  the initial 30-day period following the Commencement Date.

     "Initial  Inventory Price" shall mean the cost of purchasing the Initial Inventory.

     "Institution" is defined in Section 13.01.

     "Institutional Mortgage" is defined in Section 13.01.

     "Loan Documents" shall mean all of the documents evidencing,

securing and relating to any indebtedness owing by Owner  to  any person, including, without limitation, all promissory notes, loan
agreements,   mortgages,   pledges,  assignments,   certificates,

indemnities and other instruments or agreements.

     "Management Fee" shall mean that sum which is equal to 2% of

Gross  Gaming Revenue net of all Gaming Taxes, plus the Incentive

Management Fee.

     "Management   Fee  Account"  shall  be  the   bank   account

established  by Manager into which the Management  Fee  shall  be deposited.

     "Manager's Management Team" is defined in Section 4.06(d).

     "Manager  Pre-Opening Expenses" are those expenses  incurred during the Development Term including, but not limited to, travel by  Manager  employees, officers and directors, rent,  regulatory fees,  salaries, wages and benefits, and other costs  of  Manager

employees  which  are operational in nature.   The  Manager  Pre-

Opening  Expenses  are  estimated to be at least  $[150,000]  per month.

     "Nevada  Gaming  Authorities" shall mean the  Nevada  Gaming

Commission and the Nevada Gaming Control Board.

     "Operating  Budget" shall mean the Casino  Operating  Budget and the budget for all other operations of the Riverboat.

     "Operating  Capital"  shall mean such  amount  in  the  Bank

Accounts  as will be reasonably sufficient to assure  the  timely payment  of  all current liabilities of the Riverboat,  including the  operations of the Casino, during the term of this Agreement,

and  to permit Manager to perform its management responsibilities

and   obligations   hereunder,  with  reasonable   reserves   for

unanticipated   contingencies  and  for   short   term   business

fluctuations resulting from monthly variations from the Operating

Budget.

     "Operating  Expenses"  shall mean actual  expenses  incurred following  the  Commencement  Date in  operating  the  Riverboat,

including,  but  not limited to, the Management Fee,  the  Casino

Operating   Expenses,  employee  compensation  and  entitlements,

including   Manager's  employees  assigned  to   the   Riverboat,

Operating Supplies, maintenance costs, fuel costs, utilities  and taxes.

     "Operating  Supplies"  shall  mean  gaming  supplies,  paper supplies,  cleaning  materials, marketing materials,  maintenance supplies,  uniforms and all other materials used in the operation of the Riverboat.

     "Organizational  Chart"  shall be the  Organizational  Chart attached  hereto as Exhibit A, detailing the reporting  lines  of

representatives  of  Owner  and  Manager  in  relation   to   the

operations of the Riverboat.

     "Owner's Advances" is defined in Section 4.11.

     "Pre-Opening  Budget" shall mean the budget  of  anticipated

Pre-Opening Expenses.

      "Pre-Opening  Expenses" shall mean all costs  and  expenses

incurred  by  Owner  and  Owner's  Affiliates  and  Manager   and

Manager's  Affiliates  in  implementing  the  Pre-Opening   Plan,

including, without limitation, the Manager Pre-Opening  Expenses,

the  costs of recruitment and training for all employees  of  the

Riverboat,  costs of licensing or other qualification  of  Casino employees prior to the Commencement Date, the cost of pre-opening sales, marketing, advertising, promotion and publicity, the  cost of obtaining all operating permits, and permits for employees, and the fees and expenses of lawyers and other professionals and

consultants   retained  by  Owner  and  Manager   in   connection

therewith.

     "Pre-Opening  Plan"  shall mean the plan  and  schedule  for implementing and performing the Pre-Opening Services.

     "Pre-Opening Services" is defined in Section 3.07.

     "Riverboat"   shall  mean  the  Vessel  and  all   necessary

ancillary  facilities to the Vessel, including, but  not  limited

to,   docks,  piers,  vehicular  parking  area,  waiting   areas,

restaurants,  restrooms,  administrative  offices  for,  but  not limited  to,  accounting, purchasing, and management  information services  (including offices for Manager's Management  Team)  and other  areas  utilized  in  support  of  the  operations  of  the

Riverboat.   The  total  cost and expenses  associated  with  the

development of the Riverboat shall not exceed $80,000,000  or  be less than $70,000,000, unless mutually agreed otherwise.

     "Riverboat  Authorities"  shall  mean  the  Missouri  Gaming

Commission.

     "Taking" is defined in Section 12.01.

     "Taking Date" is defined in Section 12.01.

     "Term" is defined in Section 2.02.

     "Trustee" is defined in Section 13.01.

     "Vessel"  shall mean the riverboat constructed by Owner  for operation  of  the  Casino  on the  Missouri  River  in  or  near

Randolph, Missouri.

       ARTICLE 2.  APPOINTMENT/TERM/OPTION TO EXTEND TERM

     SECTION  2.01   APPOINTMENT.   Owner  hereby  appoints   and

employs  Manager  to  act as its agent for  the  supervision  and control  of  the  management of the Riverboat on Owner's  behalf,

upon  the terms and conditions set forth herein.  Manager  hereby accepts  such appointment and undertakes to manage the  Riverboat upon the terms and conditions hereinafter set forth.

     SECTION 2.02  TERM.  This Agreement shall be effective  upon execution ("Effective Date").  The terms of this Agreement  shall commence  upon  the Effective Date and shall continue  until  the

Manager  or  its Affiliates no longer hold an equity position  in the  Owner  or  its  successor (hereinafter referred  to  as  the

"Term").

     SECTION  2.03   OPENING THE CASINO.  The  Commencement  Date

shall  be a date established by Owner upon giving written  notice thereof  to Manager and shall be a date no earlier than  10  days after,  and no later than 15 days after, the satisfaction of  all the following conditions: (i) the project architect has issued to

Owner a certificate of substantial completion confirming that the

Riverboat has been substantially completed in accordance with the plans and specifications, (ii) the project interior designer  has

issued   to   Owner  a  certificate  of  substantial   completion

confirming that the FF&E has been substantially installed in  the

Riverboat in accordance with the FF&E specifications contained in the plans and specifications, (iii) all operating permits for the

Riverboat  and  its operations (including, without limitation,  a certificate of occupancy or local equivalent, gaming, liquor and restaurant licenses) have been obtained, (iv) the Operating

Capital and the Casino Bankroll for the Casino has been furnished by  Owner, (v) Manager shall have given written notice  to  Owner that  all  operational systems have been tested  on  a  "dry-run"

basis  to the satisfaction of Manager and, to the extent required by  applicable law, the Riverboat Authorities, and (vi) all other material state and federal governmental requirements necessary to open,  occupy  and  operate the Riverboat, have  been  satisfied.

Owner  shall  use its best efforts to assure that the  conditions set  forth  in  Clauses (i)-(iv) and (vi) are met  on  or  before

November  30,  1995.  Manager shall use its best efforts  in  the performance of its duties under this Agreement to assist Owner in achieving the satisfaction of all of the foregoing requirements.

     ARTICLE 3.  OWNER AND MANAGER DEVELOPMENT OBLIGATIONS
                    DURING DEVELOPMENT TERM

     SECTION 3.01  CONSTRUCTION OF RIVERBOAT/COMPLIANCE WITH LAW.

Owner,  at  its  sole  cost  and  expense,  shall  construct  the

Riverboat  and install the FF&E.   The Riverboat and its  systems

(including   but   not   limited  to   plumbing,   heating,   air

conditioning, electrical, and life safety systems, if applicable)

shall  comply  with the Missouri Gaming Act, and all  regulations promulgated thereunder, all appropriate building, fire and zoning codes, the Americans With Disability Act, maritime law, including all  regulations governing maritime vessels adopted by the United

States Coast Guard.

     SECTION  3.02   ENGAGEMENT OF MANAGER AS CONSULTANT.   Owner

engages  Manager  to be Owner's consultant in the  configuration,
layout,   interior  design  and  construction  of   the   Casino.

Additionally, Manager shall recommend to Owner and  advise  Owner as  to  the  suggested  placement of  all  gaming  equipment  and ancillary  furnishings and the configuration of  ancillary  areas within the Riverboat.

     SECTION 3.03  PRELIMINARY PLANS AND SPECIFICATIONS.   Owner,

at  its  sole  and  separate expense, shall  prepare  preliminary

design  plans,  working  drawings,  and  specifications  of   the

Riverboat.  Manager shall evaluate the preliminary design  plans,

working drawings and assist Owner in designing the Casino.  Owner shall  have  the  sole  and exclusive right  to  manage,  direct,

control,  coordinate  and  prosecute  the  construction  of   the

Riverboat and the installation of the FF&E.

     SECTION  3.04   PRE-OPENING COMMITTEE.   Owner  and  Manager

shall  form a Pre-Opening Committee which shall consist  of  four persons, two persons appointed by Owner and two persons appointed by  Manager immediately upon execution of this Agreement.  Within three  (3)  weeks of the date hereof, Manager shall  prepare  and submit  to  the Pre-Opening Committee the Pre-Opening Budget  for

the  committee's approval.  The Pre-Opening Committee shall  also prepare  promptly  the  Pre-Opening Plan detailing  each  party's responsibilities (including those set forth in Section 3.07)  and the  time  frame  for  the performance of  such  responsibilities during  the Development Term.  Each party agrees to use its  best efforts to timely complete each task, in accordance with the Pre-

Opening Plan and the Pre-Opening Budget. Manager agrees not to exceed the Pre-Opening Budget without the prior approval of

Owner.

     SECTION 3.05  OBLIGATIONS DURING DEVELOPMENT TERM.

          (a)   Owner  represents  that  it  has  commenced   the

construction  of  the  Riverboat,  and  agrees  that   it   shall

diligently   complete  the  construction  of  the  Riverboat   by

approximately October 31, 1995.

          (b)   Owner  and  Manager shall file  all  applications

necessary  to  obtain  all required permits and  other  approvals necessary  to  operate  the Riverboat,  and  the  Casino  located therein, as contemplated by this Agreement.

     SECTION  3.06   CONSTRUCTION.   The  construction   of   the

Riverboat   shall   be  in  accordance  with  appropriate   laws,

regulations and ordinances of any kind and nature.

     SECTION 3.07  PRE-OPENING SERVICES BY MANAGER.

     (a)   Prior to the Commencement Date, Manager, as  agent  of

Owner,  shall, among other things, perform or arrange for  others to  perform  the  following services on behalf  of  and  for  the account of Owner pursuant to the Pre-Opening Plan and Pre-Opening

Budget (the "Pre-Opening Services").

     (b)   Manager shall implement the marketing portion  of  the

approved Pre-Opening Plan, including, but not limited to,  direct sales,  media  and direct mail advertising, promotion,  publicity and  public  relations  designed  to  attract  customers  to  the

Riverboat from and after the Commencement Date.

     (c)  Manager shall recruit, hire, provide orientation to and train all executive and general staff of the Riverboat, including all  personnel  to be utilized during the period  from  the  date hereof  until the Commencement Date in accordance with  the  Pre-

Opening Plan.

     (d)   Manager shall prepare and deliver to Owner a  list  of

all  Operating Supplies necessary to operate the Casino and Owner shall timely purchase the initial inventories for the Casino  and the Riverboat.

     SECTION 3.08  PAYMENT OF PRE-OPENING EXPENSES.  The cost  of

the  Pre-Opening  Expenses shall be paid by  Owner.   Pre-Opening

Expenses  and the time schedule for incurring such expense  shall be  established  in the Pre-Opening Budget and Pre-Opening  Plan.

Owner shall deposit such sums to fund the Pre-Opening Expenses in accordance  with  the schedules as shall be  established  by  the parties in the Pre-Opening Plan and Pre-Opening Budget and  Owner

shall maintain sufficient funds therein to timely provide for any and all Pre-Opening Expenses.

                     ARTICLE 4.  OPERATIONS

     SECTION  4.01  ACCOUNTING PROCEDURES AND SERVICES BOOKS  AND

RECORDS.   Manager shall cause Owner's employees  to  maintain  a

complete  accounting system in connection with the  operation  of the Riverboat.  The books and records shall be kept in accordance

with   generally  accepted  accounting  principles   consistently

applied and in accordance with federal tax laws.  Such books  and

records  shall  be  kept  on a calendar year  basis.   Books  and
accounts  shall be maintained at the Riverboat.    Manager  shall

use   its  best  efforts  to  cause  Owner  to  comply  with  all requirements with respect to internal controls in accounting  and

Owner  shall prepare and provide all required reports  under  the rules and regulations of the Riverboat Authorities regarding  the operations of the Riverboat.  The cost of preparing such  reports shall be an Operating Expense.  All operating bank accounts shall be maintained in the state of Missouri.

     SECTION  4.02   OWNER'S ACCESS TO GAMING FINANCIAL  RECORDS.

Owner, at its option and at its sole cost and expense, may engage and  appoint  a representative to review, examine, and  copy  the gaming  books and records, including all daily reports,  prepared by  Manager  detailing  the results of  operations  of  Manager's business  conducted  from the Riverboat during  regular  business

hours.   Any  representative's review,  examination  and  copying

shall be conducted in such a manner so as to not be disruptive to

Manager's operations.  Such representative shall at all times  be bound  by  Owner's confidentiality covenant contained in  Section

16.05 hereof.

     SECTION 4.03  AUDITS.  Owner shall engage a certified public accountant to audit the operations of the Riverboat as of and  at the  end  of  each  calendar year (or portion thereof)  occurring after the date of this Agreement (the "Audited Statements") by  a

nationally   recognized  reputable  accounting   firm   ("Regular

Auditor"),  and  a  sufficient number of copies  of  the  Audited

Statements  shall be furnished to Owner and Manager  as  soon  as available to permit Owner and Manager to meet any public reporting requirements as may be applicable to them, but in no event  later  than ninety (90) days following  the  end  of  such fiscal  period (such 90th day to be the "Audit Day").  All  costs and  expenses incurred in connection with the preparation of  the

Audited  Statements shall be Operating Expenses.  Nothing  herein

contained   shall  prevent  either  party  from  designating   an

additional  reputable  accounting  firm  ("Special  Auditor")  to conduct  an audit of the Riverboat as of the end of the  calendar year  during  regular  business hours at the  requesting  party's expense;  provided, however, that if the additional  audit  shall reveal  a  discrepancy  within the  control  of  Manager  in  the computation  of  Gross Gaming Revenue of more than  5%  from  the audit  performed by the Regular Auditor, then the  special  audit shall  be  paid  for  by Manager.  In the event  of  any  dispute between  the Regular Auditor and the Special Auditor  as  to  any

item  subject  to  audit,  the Regular Auditor  and  the  Special

Auditor shall select a third national, reputable accounting  firm whose resolution of such dispute shall bind the parties.

     SECTION  4.04  MONTHLY FINANCIAL STATEMENTS.  On  or  before the thirtieth (30th) day of each month, Owner shall prepare under the  supervision of Manager an unaudited operating statement  for the  preceding  calendar month detailing the  Gross  Revenue  and expenses incurred in the operation of the Riverboat (the "Monthly

Financial  Statements").  The Monthly Financial Statements  shall include  a statement detailing drop figure accounts on all  Gross

Gaming Revenue.

     SECTION  4.05   EXPENSES.  All costs, expenses,  funding  or

operating  deficits  and  Operating Capital,  real  property  and personal property taxes, insurance premiums and other liabilities incurred  due  to  the  gaming and nongaming  operations  of  the

Riverboat   shall   be   the   sole   and   exclusive   financial

responsibility of Owner, except for those instances herein  where it  is  expressly  and specifically stated that  such  costs  and

expenses  shall  be  the  responsibility  of  Manager.    It   is

understood  that statements herein indicating that Manager  shall furnish, provide or otherwise supply, present or contribute items or  services  hereunder shall not be interpreted or construed  to mean  that  Manager is liable or responsible to fund or  pay  for such  items  or services, except in those instances  specifically mentioned herein.

     SECTION 4.06  STANDARDS.

          (a)   Manager shall exclusively manage and maintain the

Riverboat  in a manner reasonably consistent with other riverboat gaming  operators in the management of riverboat casinos  of  the same  or  similar  type, class and quality, located  in  Missouri

subject   to  such  adjustments  as  Manager  in  its  reasonable

discretion  deems  necessary to adjust to the Randolph,  Missouri riverboat  gaming market.  Manager shall establish such standards and  procedures in its sole discretion, subject only to standards and procedures required by law.

          (b)   Owner  hereby  agrees  that  Manager  shall  have

uninterrupted control of and the exclusive responsibility for the operation  of  the Riverboat during the Term of  this  Agreement.

Owner  will  not interfere or involve itself with the  day-to-day operation  of  the  Riverboat,  and  Manager  shall  operate  the

Riverboat  free of eviction or disturbance by Owner or any  third party  claiming by, through or under Owner.  Manager acknowledges that it is a fiduciary with respect to Owner, and agrees that  it will  discharge its fiduciary duties and responsibilities in  the control  and  operation of the Casino in good faith and  for  the purposes  of maximizing Gross Gaming Revenue; provided,  however,

that  in  no event shall Owner make any claim against Manager  on account  of any alleged errors of judgment made in good faith  in connection  with the operation of the Riverboat.  Manager  agrees that,  notwithstanding  the foregoing, it  shall  not  alter  the interior  and  exterior design and architecture, including  color schemes  of  the  Casino,  nor  make any  structural  engineering modifications without the prior written consent of Owner.

          (c)   All  persons  employed  in  connection  with  the

operations  of  the  Riverboat,  including  the  Casino   located

therein,  shall be employees of Owner or a subsidiary  of  Owner,

except  for  Manager's Management Team.  Manager shall  determine the  fitness and qualifications of all Casino employees,  whether

Owner  employees  or Manager's Management Team, subject  only  to

Missouri  riverboat  gaming licensing standards.   Manager  shall

hire,  supervise, direct the work of, and discharge all personnel working in the Riverboat. Manager shall determine the wages and conditions of employment of all employees, all of which shall be comparable  to  the existing standards therefor in  Missouri  for employees of riverboat casinos.  Manager and Owner shall consult,

and  if  Owner  approves,  Manager may hire  at  Owner's  expense consultants or independent contractors for surveillance, security

and   other  matters.   All  wages,  bonuses,  compensation   and

entitlements  of  employees of the Riverboat  and  the  Manager's

Management  Team (although not employees of the Riverboat)  shall be an expense of Owner.

          (d)  Manager shall assign experienced gaming executives

to   direct   and  supervise  the  management  of  the  Riverboat

("Manager's  Management  Team").   Manager  shall  solely  select

individuals who shall collectively represent Manager's Management

Team.

          (e)   Manager shall formulate, coordinate and implement

promotions  and  sales  programs for  casino  operations  on  the

Riverboat  and Owner shall cause the Riverboat to participate  in

such   sales  and  promotional  campaigns  and,  as  appropriate,

activities involving complimentary food and beverages to  patrons of  the Riverboat in Manager's sole discretion in the exercise of good  management practice.  All such promotion and sales programs shall be an expense of Owner.

     SECTION 4.07  PLANS AND BUDGETS.

          (a)   Manager  shall  furnish  Owner  with  the  Casino

Operating  Budget on or before July 1, 1995.  Manager  shall  use its  best  efforts to comply with the Casino Operating Budget  to meet or exceed the goals set forth therein. Manager and Owner shall jointly prepare the Operating Budget on or before the

Commencement Date.

          (b)   Owner  shall  approve or  disapprove  the  Casino

Operating  Budget  within  20 days  of  receipt  of  the  budget,

provided that if Owner does not give written notice to Manager of its  approval or disapproval within such time period, the  Casino

Operating  Budget shall be deemed approved.  Owner's approval  of the  Casino  Operating Budget cannot be unreasonably withheld  or

delayed.   Owner  may  hire a consultant to evaluate  the  Casino

Operating  Budget.   In the event that Owner disagrees  with  any

line  item contained in the Casino Operating Budget, Owner  shall discuss  its disagreement with Manager.  Manager will, within  10 days  of  notice  of  Owner's  disagreement,  offer  constructive corrections to resolve Owner's concerns.  During any period  that

Owner  disapproves of the Casino Operating Budget,  Manager  will continue  to manage the Riverboat in accordance with  the  Casino

Operating  Budget  for the preceding year  as  the  same  may  be adjusted  for increases year-to-year in the Consumer Price  Index applicable to the Kansas City area.

          (c)   The  Casino  Operating Budget and  the  Operating

Budget  may  be  amended  from time  to  time  with  Owner's  and

Manager's  approval,  which approvals shall not  be  unreasonably withheld  or  delayed, after submission by Manager or  Owner,  as applicable,  of the amendments to such budgets and the  rationale for such amendments.

          (d)   Manager  and Owner make no guaranty, warranty  or

representation  whatsoever in regard  to  either  of  the  Casino

Operating Budget or the Operating Budget, the same being intended as reasonable estimates only.

          (e)   Manager  shall  furnish Owner  with  the  Initial

Inventory  and the Initial Inventory Price on or before  July  1,

1995.

     SECTION 4.08  MANAGEMENT.  Manager shall have the discretion and  authority  to determine operating policies  and  procedures,

standards  of  operating, staffing levels and organization,  win-

payment arrangements, standards of service and maintenance,  food and  beverage  quality and service, pricing, and  other  policies affecting  the Riverboat, or the operation thereof, to  implement all  such  policies  and procedures, and to perform  any  act  on behalf of Owner which Manager deems necessary or desirable in its reasonable business judgment for the operation and maintenance of the  Riverboat  on  behalf of, for the account  of,  and  at  the expense of Owner.

     SECTION  4.09   BANK  ACCOUNTS.   Immediately  upon   giving

written  notice to Manager of the Commencement Date, Owner  shall have  established  bank  accounts  that  are  necessary  for  the operation  of the Riverboat, including an account for the  Casino

Bankroll,  and to effect the Pre-Opening Plan at various  banking institutions chosen by Owner and reasonably acceptable to Manager

(such  accounts are hereinafter collectively referred to  as  the

"Bank  Accounts").  The Bank Accounts shall be in  Owner's  name.

Checks drawn on the Bank Accounts shall be signed only by representatives of Manager who are covered by the fidelity insurance described in Section 10.02 and Manager may be the  only signatures  on  checks drawn on the Bank Accounts  which  do  not exceed  $50,000.  Any checks exceeding $50,000 shall be  executed by  a  representative of Owner and a representative  of  Manager.

The  Bank  Accounts shall be interest bearing  accounts  if  such accounts are reasonably available and all interest thereon  shall be  credited  to the Bank Accounts.  All Gross Revenue  shall  be deposited  in  the Bank Accounts and Manager shall use  its  best efforts  to cause Owner to pay out of the Bank Accounts,  to  the extent  of  the  funds therein, from time to time, all  Operating

Expenses  and  other amounts required by Manager to  perform  its obligations under this Agreement.  All funds in the Bank Accounts shall  be  separate  from  any other  funds  of  any  of  Owner's

Affiliates and Owner may not commingle any of Owner's funds  with the  funds  of  any of Owner's Affiliates in the  Bank  Accounts.

Owner  shall  bear  the risk of the insolvency of  any  financial institutions holding such Bank Accounts.

     SECTION  4.10   CREDIT.  If permitted by Missouri  law,  all

decisions  regarding the granting and collection of credit  shall be  governed by the Credit Policy to be developed by Manager  and

Owner.  All credit consistent with the Credit Policy shall be for the account of and at the sole risk of Owner.

     SECTION  4.11   OWNER'S ADVANCES.  Owner  shall  advance  to

Manager on a timely and prompt basis immediately available  funds to  conduct  the  affairs  of  the  Riverboat  and  maintain  the

Riverboat (hereinafter referred to as "Owner's Advances") as  set forth in this Agreement and as otherwise provided hereunder.

     (a)   Pre-Opening Budget.  Owner shall timely deposit in the

Bank  Accounts the amounts set forth in the Pre-Opening Plan  and

Pre-Opening  Budget or any revisions thereof approved  by  Owner.

In  the  event that Owner or Manager anticipates a delay  in  the opening of the Riverboat beyond September 1, 1995, each shall  be obligated  to immediately notify the other in writing  and  Owner shall,  at the request of Manager, at any time and from  time  to

time,   deposit  any  additional  amounts  that  are   reasonably

necessary to pay the additional pre-opening expenses attributable to  the delay, which shall include, without limitation, wages and other  expenses  relating  to  the  Riverboat  personnel  already employed.

     (b)   Initial  Cash  Needs.  Two  (2)  weeks  prior  to  the

Commencement  Date,  Owner  shall  fund  the  Operating   Capital

necessary  to commence operating the Riverboat, in an amount  not to  exceed the estimated operating expenses for eight (8)  weeks,

as  set forth in the Operating Budget, and an amount equal to the

Casino Bankroll.

     (c)   Operating Capital.  During the Term of this Agreement,

within  five  (5) Business Days after receipt of  written  notice from Manager, Owner shall fund Owner's Advances in such a fashion so  as  to adequately insure that the Operating Capital set forth in  the Operating Budget as revised is sufficient to support  the uninterrupted  and efficient ongoing operation of the  Riverboat.

The written request for any additional Operating Capital shall be submitted by Manager to Owner on a monthly basis based on the interim statements and the Operating Budget as revised.

     (d)   Payment of Expenses.  Owner shall pay from  the  Gross

Revenue  the  following  items in the order  of  priority  listed below, subject to the laws of the state of Missouri, on or before their  applicable  due date:  (i) Operating  Expenses  (including taxes and Management Fee), (ii) emergency expenditures to correct a condition of an emergency nature, including structural repairs,

which  require  immediate  repairs to preserve  and  protect  the

Riverboat, (iii) required payments to the state of Missouri,  and

(iv) principal, interest and other payments due the holder of any

Institutional  Mortgage.   In  the  event  that  funds  are   not

available for payment of the Operating Expenses in their entirety all  state and local taxes shall be paid first from the available funds.  Failure to pay the Management Fee in accordance with  the time  periods  set  forth in this Agreement  shall  constitute  a default of this Agreement.

     SECTION  4.12  SPECIAL EVENTS.  Owner shall have  the  right from  time  to  time  to use a portion of the Riverboat  to  host special events (each, a "Special Event") provided (i) Owner gives

Manager  at  least  two  (2) weeks prior written  notice  of  the

Special  Event  and (ii) the Special Event does not  unreasonably interfere with the efficient operation of the Riverboat.  Manager shall have the right to make revisions to the Operating Budget to reflect the impact of such events, subject to Owner's approval.

     SECTION  4.13  COOPERATION OF OWNER AND MANAGER.  Owner  and

Manager shall cooperate fully with each other during the Term of this Agreement to facilitate the performance by Manager of

Manager's  obligations and responsibilities  set  forth  in  this

Agreement  and  to  procure  and maintain  all  construction  and

operating  permits.   Owner  shall  provide  Manager  with   such

information  pertaining  to  the  Riverboat  necessary   to   the

performance  by Manager of its obligations hereunder  as  may  be reasonably  and specifically requested by Manager  from  time  to time.

     SECTION 4.14  FINANCING MATTERS.

     (a)  If Owner, or any Affiliate of Owner shall, at any time,

sell  or  offer  to sell any securities issued by  Owner  or  any

Affiliate  of  Owner  through the medium  of  any  prospectus  or otherwise and which relates to the Riverboat or its operation, it shall  do  so  only in compliance with all applicable  laws,  and shall  clearly  disclose  to all purchasers  and  offerees  that,

except  to  the extent of Manager or its Affiliates' interest  in

Owner,  (i) neither Manager nor any of its Affiliates,  officers,

directors, agents or employees shall in any way be deemed  to  be an issuer or underwriter of such securities, and (ii) Manager and its  Affiliates, officers, directors, agents and  employees  have not  assumed and shall not have any liability arising out  of  or related  to  the  sale  or  offer of such  securities,  including without  limitation,  any  liability or  responsibility  for  any financial  statements, projections or other information contained in  any  prospectus  or  similar written or  oral  communication.

Manager  shall  have  the  right to approve  any  description  of

Manager  or its Affiliates, or any description of this  Agreement or of Owner's relationship with Manager hereunder, which may be contained in any prospectus or other communications, and Owner agrees  to  furnish copies of all such materials to  Manager  for such  purposes  not  less  than twenty (20)  days  prior  to  the

delivery thereof to any prospective purchaser or offeree.   Owner

agrees  to  indemnify, defend or hold Manager and its Affiliates,

officers, directors, agents and employees, free and harmless from any  and  all  liabilities, costs, damages,  claims  or  expenses arising  out  of or related to the breach of Owner's  obligations under  this Section 4.14.  Manager agrees to reasonably cooperate with Owner in the preparation of such agreements and offerings.

     (b)   Notwithstanding  the  above restrictions,  subject  to

Manager's  right of review set forth in Section 4.14,  Owner  may represent  that  the Riverboat shall be managed  by  Manager  and

Manager may represent that it manages the Riverboat and both  may

describe   the   terms  of  this  Agreement  and   the   physical

characteristics of the Riverboat in regulatory filings and public or  private  offerings.  Moreover, nothing in this Section  shall preclude  the  disclosure of (i) already public  information,  or

(ii) audited or unaudited financial statements from the Riverboat required  by the terms of this Agreement or (iii) any information or  documents  required to be disclosed  to  or  filed  with  the

Governmental  Authorities, or (iv) the amount of  the  Management

Fees  earned  in any period.  Both parties shall use  their  best efforts  to consult with the other concerning disclosures  as  to the Riverboat.  Owner and Manager shall cooperate with each other in  providing financial information concerning the Riverboat  and

Manager  that  may be required by any lender or required  by  any

Governmental Authority.

     (c)   In  the  event  that the holder of  any  Institutional

Mortgage requires the collateral assignment of this Agreement  as further  security  for its loan, Manager shall  consent  to  such assignment;  provided,  however, that such collateral  assignment shall  contain non-disturbance provisions satisfactory to Manager and  provided further that in no event shall Manager be  required to  accept  any reduction or subordination of its Management  Fee and  Incentive Management Fee or to diminish any right  which  it may have under this Agreement.

     SECTION  4.15  CONFLICT OF INTEREST/NON-COMPETITION.   Owner

acknowledges  that  Manager and/or its Affiliates  operate  other casinos  and  may  in  the future operate additional  casinos  in different  areas  of  the world, and that marketing  efforts  may cross  over  in  the same markets and with respect  to  the  same potential customer base.  Manager, in the course of managing  the

Casino, may refer customers of the Riverboat and other parties to other  facilities  operated by Affiliates of Manager  to  utilize gaming, entertainment and other amenities, without payment of any fees to Owner.  Owner consents to such activities and agrees that such  activities  will  not constitute a  conflict  of  interest.

Owner   acknowledges  and  agrees  that  Manager  may  distribute

promotional  materials for Manager's Affiliates  and  facilities,

including  casinos, at the Riverboat.  Either  Manager  or  Owner and/or their Affiliates in the future may acquire an interest or operate other casinos, including, without limitation, any similar or competitive riverboat operation, so long as such casino is not within the boundaries surrounding Randolph, Missouri as shown  on the map attached hereto as Exhibit "A."

                   ARTICLE 5.  MANAGEMENT FEE

     SECTION 5.01  PAYMENTS TO MANAGER.  The Management Fee shall be  paid monthly.  Manager shall deposit the Management Fee  into the  Management Fee Account for any calendar month in  which  the

Riverboat conducts gaming operations by the twentieth (20th)  day

of the following month.   The Management Fee shall be deemed paid

upon deposit in the Management Fee Account.

     ARTICLE 6.  MANAGER'S RIGHT OF FIRST REFUSAL TO MANAGE
                 RIVERBOAT

     In the event that Owner transfers the Riverboat to conduct a gaming business in a new location or locations other than on  the

Missouri  River  in Randolph, Missouri, Owner  hereby  grants  to

Manager  a right of first refusal to manage the gaming operations of the Riverboat at such new location.  Should Owner determine to so  relocate  the  Riverboat, Owner shall immediately  submit  to

Manager   in  writing  the  terms  of  the  management  agreement

acceptable to Owner.  Owner covenants and agrees that  the  terms for  the management agreement for such relocated Riverboat  shall be  substantially similar to the terms hereof, with such  changes as  are necessary to reflect the appropriate laws and regulations governing gaming operations at such new location.  The  offer  or terms submitted hereby shall be accompanied by a written notice giving Manager a first right to manage the relocated Riverboat within the time provided in such offer, but in no event less than thirty  (30)  days of the date upon which Manager  receives  from

Owner  notification of such terms.  If Manager elects to exercise its  right  of  first refusal, Manager shall give  Owner  written notice  thereof  within  thirty  (30)  days  of  receipt  of  the notification from Owner and Manager and Owner shall  prepare  and execute  a  management  agreement for  such  relocated  Riverboat within sixty (60) days following Owner's receipt of acceptance by

Manager.

     ARTICLE 7.  REAL PROPERTY TAXES AND ASSESSMENTS, AND
                 PAYMENTS TO THE RIVERBOAT AUTHORITIES

     SECTION  7.01  PAYMENT OF REAL ESTATE TAXES AND ASSESSMENTS.

Owner  shall be responsible for the payment when due, if any,  of

all   property   taxes   and  assessments,   including,   without

limitation,  assessments  for  benefits  from  public  works   or

improvements,  levies, fees, and all other governmental  charges,

general  or  special,  ordinary  or  extraordinary,  foreseen  or unforeseen,  together with interest and penalties thereon,  which may  heretofore  or hereafter be levied upon or assessed  against the  Riverboat.  All charges set forth in this Section  7.01  are herein  called "Impositions."  If any Impositions are  levied  or assessed  against  the Riverboat which may  be  legally  paid  in installments, Owner shall have the option to pay such Impositions in  installments  except that each installment thereof,  and  any interest  thereon, must be paid by the final date fixed  for  the payment thereof.

     In  the  event of the enactment, adoption or enforcement  by any  governmental  authority (including the  United  States,  any state  and  any  political or governmental  subdivision)  of  any assessment, levy or tax, whether sales, use or otherwise,  on  or in  respect  of the Management Fee and charges set forth  herein,

Manager shall pay such assessment levy or tax.

     SECTION   7.02   EXCEPTIONS.   Nothing  contained  in   this

Agreement shall be construed to require Owner to pay any  estate,

inheritance  or  succession  tax,  any  capital  levy,  corporate franchise tax or any net income or excess profits tax of Manager.

          ARTICLE 8.  USE AND OCCUPANCY OF THE CASINO

     SECTION  8.01  USES.  Manager agrees to manage the Riverboat continuously  during  the Term hereof only  for  the  purpose  of legally  operating  a  gaming casino  establishment  and  related ancillary services.  Manager and Owner shall not use or allow the

Riverboat  or  any  part thereof to be used or occupied  for  any unlawful  purpose or for any dangerous or other trade or business

not  customarily deemed acceptable to relevant  casinos.   In  no

event  may Manager or Owner conduct ancillary uses which  violate

the   Missouri  Gaming  Act.   In  addition,  Manager  shall  not

knowingly permit any unlawful occupation, business or trade to be conducted  on the Riverboat or any use to be made of  the  Casino contrary  to  any law, ordinance or regulation as aforesaid  with respect thereto.

     SECTION  8.02   NAME.  Manager or its Affiliates  (excluding

Owner)  are  the owners of the trademark "Showboat,"  its  logos,

trademarks,  tradenames,  service marks,  and  any  variation  or

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

extension of such name (collectively "Trademark.")  Manager shall operate  the  Riverboat under the Trademark, and shall  grant  to

Owner a non-exclusive personal and non-transferable right to  use the  Trademark  in  Randolph, Missouri  in  connection  with  the operation  of  the  Riverboat, pursuant to  a  trademark  license

agreement   satisfactory   to   Manager.    Notwithstanding   the

foregoing, Owner acknowledges that its use of the Trademark shall not  create in Owner's favor any right, title, or interest in  or to  the Trademark, but all rights of ownership and control of the

Trademark shall reside solely in Manager.

              ARTICLE 9.  MAINTENANCE AND REPAIRS

     SECTION  9.01  OWNER'S MAINTENANCE AND REPAIRS.   Owner,  at

its  cost,  shall  maintain, in good condition  and  repair,  the following:

          (a)  The structural parts of the Riverboat;

          (b)   The  electrical, plumbing, and sewage systems  of

the Riverboat;

          (c)  Heating, ventilating, and air conditioning systems

servicing the Riverboat.

     Owner  shall  have  ten (10) days after notice  pursuant  to

Article  22  from Manager to commence to perform its  obligations under  Section  9.01,  except that (i) Owner  shall  perform  its obligations immediately upon receipt of oral notice from  Manager if  the nature of the problem presents a hazard or emergency;  or

(ii)  Owner  shall  perform and complete its  obligations  within twelve  (12)  hours after receipt of written or oral notice  from

Manager  if  the  nature  of the problem interferes  with  gaming

operations  in  the  Casino.   If  Owner  does  not  perform  its
obligations within the time limitations in this Section,  Manager may  perform  the obligations of Owner and have the right  to  be reimbursed for the sum it actually expends in the performance  of

Owner's  obligations.  Any amounts paid by Manager shall  be  due from  Owner  on the first (1st) day of the month occurring  after any  such  payment, with interest at the rate of  twelve  percent

(12%) per annum from the date of payment thereof by Manager until repayment thereof by Owner.

              ARTICLE 10.  INSURANCE AND INDEMNITY

     SECTION 10.01  OWNER INSURANCE OBLIGATIONS.  Owner covenants and  agrees that it will at all times stated herein, at its  sole cost  and expense, of this Agreement, keep the Riverboat insured,

with:

          (a)   appropriate marine hull insurance coverage  forms

to  provide coverage for all risks as is traditionally covered by

such  insurance.   The marine hull insurance shall  contain  full

repair and replacement coverage and against all risks as now  are or  hereafter  may  be  available by extended  coverage  form  or endorsements  in  an  amount not less than  one  hundred  percent

(100%)  of  the full insurable replacement value of  the  Vessel.

Owner  shall  obtain such marine hull insurance coverage  at  the time  that  it obtains possession of the Vessel, and Owner  shall maintain such insurance thereafter until the termination of  this

Agreement.

          (b)  full repair and replacement coverage endorsements,

against all risks including, but not limited to, ice, floods  and earthquakes, and against loss or damage by such other, further and additional risks as now are or hereafter may be available by standard  extended coverage forms or endorsements  in  an  amount sufficient to prevent Manager or Owner from becoming a co-insurer of  any  loss, but in no event in an amount less than one hundred percent  (100%) of the full insurable replacement  value  of  the

Riverboat.   So  long  as  Owner is not  in  default  under  this

Agreement,  all proceeds of insurance not otherwise  applied  for the  purpose  of  repairing, replacing or  restoring  the  damage insured against or applied to an Institutional Mortgage shall  be paid  over to Owner.  Owner shall obtain such insurance  coverage

at   the  time  that  it  obtains  possession  of  the  Riverboat

(exclusive  of  the  Vessel),  and  Owner  shall  maintain   such

insurance thereafter until the termination of this Agreement.

          (c)   general comprehensive public liability  insurance

including  Broad Form Liability coverage (including coverage  for false  arrest,  wrongful detention and invasion of  privacy,  and coverage for elevators, if any, on the Riverboat) against  claims for  bodily injury, death or property damage occurring on, in  or about  the  Riverboat, the ancillary facilities and the adjoining streets,  sidewalks  and passageways, such  insurance  to  afford protection, with respect to any one occurrence, of not less  than

$1,000,000 and no less than $5,000,000 in the aggregate  or  such higher  amount  as  Owner  and Manager  may  from  time  to  time reasonably  agree  to be maintained, which insurance  shall  also cover Owner's liability under any indemnity contained herein,  it being  understood  that the standard of reasonableness  shall  be that amount of insurance which a prudent owner of a comparable property would maintain. Owner shall also obtain and maintain a

$40,000,000  umbrella liability policy in excess of  the  general comprehensive public liability policy.  Owner shall  obtain  such general comprehensive public liability insurance at the time that

Owner  employs its first employee, and Owner shall maintain  such insurance until the termination of this Agreement.

          (d)   adequate boiler and pressure vessel insurance  on

all  equipment,  parts  thereof  and  appurtenances  attached  or connected  to  the  Riverboat which by reason  of  their  use  or existence  are  capable  of  bursting,  erupting,  collapsing  or exploding.  Owner shall obtain such insurance at the time that it obtains  possession of the Vessel, and Owner shall maintain  such insurance thereafter until the termination of this Agreement.

          (e)   war-risk insurance as and when such insurance  is

obtainable  from the United States Government or  any  agency  or instrumentality thereof, and a state of war or national or public emergency exists or threatens, in an amount not less than the 90%

of the replacement value of the Riverboat.

          (f)  such other insurance as Owner and Manager may from

time  to  time  reasonably agree to be maintained or  as  may  be required  by  lenders of Owner in such amounts and  against  such insurable hazards which at the time is customary in the  case  of businesses similarly situated.

          (g)   for  the  mutual  benefit of Owner  and  Manager,

maintain liquor liability insurance in an amount to be determined by Owner, covering Manager and Owner under any liquor liability laws  which may currently be in existence or which may  hereafter be enacted as they would be applicable to Manager's operations of the  Riverboat.  Owner shall obtain such insurance on  or  before the  Commencement Date, and Owner shall maintain  such  insurance until the termination of the Agreement.

          (h)   all required workmen's compensation insurance  or

equivalent  Missouri industrial accident coverage,  or  coverages

required  by  the federal maritime act (a\k\a Jones Act).   Owner

shall  obtain such insurance at the time that Owner  employs  its first employee, and Owner shall maintain such insurance until the termination of this Agreement.

          (i)    business  interruption  resulting  from   losses

covered  under policies covering land-based buildings and  marine water  borne  hull  will be required in an amount  sufficient  to

protect  losses  for  a period of six (6)  months.   Owner  shall

obtain  such  insurance on or before the Commencement  Date,  and

Owner shall maintain such insurance until the termination of this

Agreement.

          (j)   crime insurance which includes fidelity and  such

other  crime  coverages  as  may be  desired  in  the  amount  of

$5,000,000.  Owner shall obtain such insurance at the  time  that

Owner  employs its first employee, and Owner shall maintain  such insurance until the termination of this Agreement.

     SECTION  10.02  PARTIES INSURED.  The policies with  respect to  such insurance as described in Section 10.01 shall name Owner and Manager as parties insured thereby and such policies shall require all insurance proceeds except for liability and third party insurance to be paid to a Trustee as designated pursuant to

Article 13.  Such policies shall also contain, when requested  by

Owner  or  Manager,  a  mortgagee clause or  clauses  naming  the mortgagee  or  mortgagees  involved and/or  the  holder  or  such mortgage  or  mortgages as parties insured thereby (in  the  form required by such mortgagee or mortgagees) all as their respective

interests   may   appear   and  with  loss   payable   provisions

accordingly.

     SECTION  10.03   APPROVED  INSURANCE  COMPANIES.   Insurance

procured  under  this Article 10 shall be placed with  reputable,

financially  sound insurance companies, with a Best guide  rating of  A-10  admitted in the state of Missouri, acceptable to  Owner and Manager, as the parties may mutually agree.

     SECTION  10.04  APPROVAL OF INSURANCE COVERAGE.  Each  year,

Manager  and  Owner  shall submit to Manager  a  summary  of  the insurance  coverage  maintained by Owner (including  deductibles)

with  respect to the Riverboat and Manager shall have thirty (30)

days  thereafter to give its comments thereon to Owner.  If Owner receives no written comments from Manager within said period, the insurance program shall be deemed approved for that year.

     SECTION 10.05  FAILURE TO OBTAIN REQUIRED INSURANCE.  In the

event  Owner  shall  at  any time fail,  neglect,  or  refuse  to maintain  any  of the insurance required under the provisions  of this  Article  10,  then the Manager may procure  or  renew  such insurance, and any amounts paid therefor by the Manager shall  be due  from the Owner on the first day of the month occurring after any  such  payment, with interest at the rate of  twelve  percent

(12%)  per annum from the date of payment thereof by the  Manager until repayment thereof to Manager by the Owner.

     SECTION  10.06   WAIVER  OF SUBROGATION.   As  long  as  the

insurer  of a party is willing to include a waiver of subrogation in  the policies insuring against the loss or damages referred to in  this  Article 10 without an extra charge, the  parties  shall cause  the  waiver of subrogation to be included in the policies.

If  an  insurer  of  a party is willing to include  a  waiver  of subrogation  in  an insurance policy only if an extra  charge  is paid, the party carrying the insurance shall be required to cause the  waiver of subrogation to be included in the policy  only  if the other party pays the extra charge.

     SECTION 10.07  MUTUAL COOPERATION.Owner shall cooperate with

Manager to the extent Manager may reasonably require, and Manager shall  cooperate  with Owner to the extent Owner  may  reasonably require  in  connection with the prosecution or  defense  of  any action or proceeding arising out of, or for the collection of any insurance  proceeds  and will execute and  deliver  to  Owner  or

Manager,  as the case may be, such instruments as may be properly required  to  facilitate the recovery of any  insurance  proceeds

(including  the  endorsement by Owner  or  Manager  over  to  the

Trustee of all checks evidencing said insurance proceeds).

     SECTION 10.08  DELIVERY OF INSURANCE POLICIES.  Owner  shall deliver, as applicable, promptly after the execution and delivery

of   this  Agreement  the  original  or  duplicate  policies   or
certificates  of insurers satisfactory to Manager evidencing  all the  insurance which is then required to be maintained  by  Owner

hereunder.   Owner shall, within thirty (30) days  prior  to  the

expiration of any such insurance, deliver to Manager original  or

duplicate   policies  or  other  certificates  of  the   insurers

evidencing the renewal of such insurance.

     SECTION   10.09    INDEMNIFICATION  BY   MANAGER.    Manager

covenants and agrees that it will protect, keep and defend  Owner forever harmless and indemnified against and from any penalty  or damage  or  charges  imposed for any violation  of  any  laws  or ordinances  including, but not limited to,  gaming  statutes  and regulations,  whether  occasioned by the neglect  of  Manager  or those  holding under Manager, and that Manager will at all  times protect,  indemnify and save and keep Owner harmless against  and from  any  and all claims and against and from any and all  loss,

cost,  damage  or expense, including reasonable attorneys'  fees,

arising  out of any failure of Manager in any respect  to  comply with  and  perform  all  the requirements and  provisions  hereof except  where any penalty, damage, charges, loss, cost or expense is  caused by the sole or negligent or the wanton or willful acts

of    Owner's   directors,   officers,   employees,   agents   or

stockholders.   Without limiting the generality of the  foregoing

and with the inclusion of the same exceptions as set forth above,

Manager  covenants  and  agrees that it will  protect,  keep  and defend Owner forever harmless and indemnified against any and all debt, claim, demand, suit or obligation of every kind, character and description which may be asserted, claimed, filed or brought against  Owner where such claim arises out of or is  asserted  in connection with Manager's management of the Casino, including any claim  by  any subtenant, guest, licensee or invitee of  Manager.

This  indemnity  does not apply to loss or damage  occasioned  by defects in the Riverboat.

     SECTION  10.10   INDEMNIFICATION BY OWNER.  Owner  covenants

and  agrees that it will protect, keep and defend Manager forever harmless  and indemnified against and from any penalty or  damage or  charges  imposed for any violation of any laws or  ordinances including,  but not limited to, gaming statutes and  regulations,

whether occasioned by the neglect of Owner or those holding under

Owner,  and  that  Owner  will at all times  protect,  indemnify,

defend  and save and keep harmless Manager against and  from  any and  all  claims  and against and from any and  all  loss,  cost,

damage  or expense, including reasonable attorneys' fees, arising out  of  any failure of Owner in any respect to comply  with  and perform  all the requirements and provisions hereof except  where any penalty, damage, charges, loss, cost or expense is caused  by the  negligent  or  the  wanton  or  willful  acts  of  Manager's

officers,  agents, employees or stockholders.   Without  limiting

the  generality of the foregoing, and with the inclusion  of  the same exceptions as set forth above, Owner covenants and agrees it will  protect,  keep  and  defend Manager  forever  harmless  and indemnified  against  any and all debt, claim,  demand,  suit  or obligation of every kind, character and description which may  be asserted,  claimed, filed or brought against Manager  where  such claim arises out of or is asserted in connection with Owner's ownership of the Riverboat. This indemnity does not apply to loss or damage occasioned by defects in the Riverboat.

     SECTION  10.11  SELECTION OF COUNSEL/CONDUCT OF  LITIGATION.

Defense counsel engaged by Manager or Owner, as indemnitor, shall be  reasonably  acceptable to Manager and Owner,  as  indemnitee.

Without  limiting  the  generality of the  foregoing,  indemnitee shall  be  promptly  provided  with  copies  of  all  claims  and pleadings  (as  well  as  correspondence,  memos,  documents  and discovery  with respect thereto, unless within the scope  of  any

applicable  privilege) relating to any such matters.   Indemnitee

shall  be given prior written notice of all meetings, conferences and judicial proceedings and shall be afforded an opportunity  to attend and participate in same.  Indemnitee shall have the  right to  engage independent counsel, at its sole expense, to represent

indemnitee   as  additional  and/or  co-counsel   in   all   such

proceedings, trials, appeals and meetings with respect thereto.

                     ARTICLE 11.  CASUALTY

     In  case of any damage or loss to the Riverboat by reason of fire or otherwise, Manager shall give immediate notice thereof to

Owner.   If  the  Riverboat  shall at  any  time  be  damaged  or

destroyed  by fire or otherwise, Owner shall at its  sole  option either (i) promptly repair or rebuild same at Owner's expense, so as to make the Riverboat at least equal in value to the Riverboat existing  immediately  prior to such  occurrence  and  as  nearly similar to it in quality and character as shall be practicable and reasonable or (ii) if dockside gaming is permitted under the laws  of  the state of Missouri, promptly construct  a  barge  in compliance  with  all  regulations of the Riverboat  Authorities.

Owner shall submit for Manager's approval, which approval Manager shall not unreasonably withhold or delay, complete detailed plans and specifications for such rebuilding or construction.  Promptly

after   receiving   Manager's  approval   of   said   plans   and

specifications, Owner shall begin such repairs and rebuilding and shall  prosecute the same to completion with diligence,  subject,

however,   to   strikes,  lockouts,  acts  of   God,   embargoes,

governmental  restrictions, and other foreseeable  causes  beyond the  reasonable  control of Owner.  Insofar as a  certificate  of occupancy  may  be  necessary with respect  to  such  repairs  or construction, Owner shall obtain a temporary or final certificate of occupancy or similar certificate before the Riverboat shall be occupied  by  Manager.  Such repairs, rebuilding or  construction shall  be completed free and clear of mechanics' or other  liens,

in  accordance  with the building code and all  applicable  laws,

ordinances,  regulations  or orders of any  state,  municipal  or other public authority affecting the same.

              ARTICLE 12.  TAKING OF THE RIVERBOAT

     SECTION 12.01  DEFINITIONS.

          (a)   "Permanent  Taking" means  the  permanent  taking

(more  than one year) of, or permanent damage to, property  as  a result  of the exercise of a power of eminent domain or  purchase under the threat of the exercise.

          (b)  "Temporary Taking" means the temporary taking (one

year or less) of, or temporary damage to, property as a result of the  exercise of a power of eminent domain or purchase under  the threat of the exercise.

          (c)  "Taking Date" means the date on which a condemning

authority shall have the right of possession of property pursuant to a Permanent Taking or a Temporary Taking.

          (d)   "Award"  means the award for, or proceeds  of,  a

taking  less  all  fees and expenses incurred in connection  with collecting  the  award or proceeds including the reasonable  fees and disbursements of attorneys, appraisers, and expert witnesses.

     SECTION  12.02   ENTIRE TAKING OF THE  SUPPORT  AREAS.   The

following shall apply if all or a part of the Riverboat are taken pursuant to a Permanent Taking or a Temporary Taking:

          (a)  Owner shall be entitled to any Award.

          (b)   If  all of the Riverboat is taken pursuant  to  a

Permanent  Taking, this Agreement shall be terminated as  of  the

Taking Date.

          (c)   If all or such portion of the Riverboat is  taken

pursuant  to  a  Permanent Taking which renders it uneconomic  to continue  operation  of  the Riverboat  in  Manager's  reasonable judgment,  Manager  shall  have  the  option  to  terminate  this

Agreement by giving Owner notice of termination within  ten  (10)

days  after  Owner gives Manager notice of the Permanent  Taking.

This  Agreement  will  terminate  five  (5)  days  after  Manager delivers its written termination notice to Owner.

          (d)   If  all  or  a  part of the  Riverboat  is  taken

pursuant to a Temporary Taking, Manager shall have the option  to terminate  this  Agreement by giving Owner notice of  termination within  ten  (10) days after Owner gives Manager  notice  of  the

Temporary  Taking.  This Agreement will terminate five  (5)  days after Manager delivers its written termination notice to Owner.

     SECTION 12.03  DUTY TO RESTORE.  If part of the Riverboat is taken  pursuant to a Permanent Taking and this Agreement  is  not

terminated,  then  Owner  shall  restore  the  Riverboat  to   an

architectural  unit  as  near as possible  to  its  function  and

condition  immediately  prior  to  the  Permanent  Taking.    The

restoration shall begin promptly after the Taking Date and  shall be  prosecuted  diligently.  If a party shall have  a  option  to terminate  with respect to the Permanent Taking, then  Owner  may delay the beginning of the restoration until the option is waived or  until  the  time  within which the option  may  be  exercised expires.

   ARTICLE 13.  DISPOSITION OF INSURANCE PROCEEDS AND AWARDS

     SECTION 13.01  TRUSTEE. If the Riverboat is encumbered by an

Institutional  Mortgage, the "Trustee" shall be the Institutional

Mortgagee  or  a national bank designated by such mortgagee.   If

the  Riverboat  is not encumbered by an Mortgage,  the  "Trustee"

shall  be  a  commercial bank which maintains an  office  in  the greater  Kansas  City metropolitan area and the total  assets  of which  exceed  $1 billion, and the Trustee shall be  selected  by

Owner  subject  to  the  reasonable  approval  of  Manager.    An

"Institutional Mortgage" is a Mortgage granted to an Institution.

An "Institution" is a bank, insurance company, trust company, savings and loan association, real estate investment trust,

pension  trust,  governmental entity or similar institution.   An

"Institutional  Mortgagee" is the holder of Mortgage  of  Owner's interest in the Riverboat.

     SECTION  13.02  DEPOSITS OF INSURANCE PROCEEDS  AND  AWARDS.

In  the  event  this  Agreement is not terminated  all  insurance

proceeds  and  Awards  shall be paid to  the  Trustee.   If  this

Agreement is terminated, all Insurance Proceeds and Awards  shall

be  paid to Owner and Manager as their interests may apply.   All

funds  paid to the Trustee shall be held by the Trustee, and  the

Trustee  shall  disburse  them solely  in  accordance  with  this

Article.

     SECTION  13.03   PROCEDURE  FOR  DISTRIBUTION  OF  INSURANCE

PROCEEDS  AND  AWARDS.   The following shall  apply  unless  this

Agreement is terminated and the termination is not nullified.

          (a)   The  Trustee  shall make  payments  to  Owner  or

Manager, as appropriate, out of the insurance proceeds or  Awards to be applied to the cost of repair or restoration.  The payments shall be made as the repair or restoration progresses.

          (b)   The  Trustee  shall  comply  with  the  following

requirements which shall be contained in escrow instructions,  if required by the Trustee, with respect to the payments:

               (i)   The  Trustee  shall not make  payments  more

frequently than once each month.

               (ii)  Until the repair or restoration is complete,

the Trustee shall make no payment unless the sum of the payment requested and all previous payments shall be less than ninety percent (90%) of the cost of the repair or restoration to date.

               (iii)   The  Trustee shall make no payment  unless

the balance of the insurance proceeds or Awards shall be at least sufficient to complete the repair or restoration.

               (iv)  The Trustee shall make no payment unless  it

receives a certificate of Owner or Manager, as appropriate, and a certificate  of  Owner's or Manager's architect or  engineer,  as appropriate, in accordance with part (c) of this subsection.

               (v)   The  Trustee  shall receive,  prior  to  any

payment,  a certificate from the Title Insurance Company  stating that there are no liens filed of record.

          (c)   The  certificate  of Owner or  Manager  shall  be

certified  as true and correct by an officer of Owner or  Manager and shall set forth the following information:

               (i)    The   estimated  cost  of  the  repair   or

restoration.

               (ii)   The nature of the work to be done  and  the

materials  furnished  which  form the  basis  for  the  requested payments.

               (iii)   That the requested payment does not exceed

the reasonable cost of the work and materials.

               (iv)   That none of the work or materials has been

made the basis for any previous payment.

               (v)  That, insofar as the work has been completed,

the  work  complies  with  the requirements  of  this  Agreement,

applicable legal requirements, and insurance requirements.

               (vi)   That  all contractors, laborers,  suppliers

and  subcontractors that have performed work shall have been paid any amount then payable to them.

          (d)   The architect's or engineer's certificates  shall

be  certified by an architect or engineer familiar with the work.

The  certificate shall be certified as true and  correct  to  the best of the knowledge, information and belief of the architect or engineer and shall be based upon periodic on-site inspections of,

and  testing  by,  the architect or engineer.  The  architect  or engineer  selected by one party shall be reasonably  satisfactory to  the  other  party.  The architect or engineer  shall  certify that,  in  the opinion of the architect or engineer, the  Trustee shall  have  complied with the requirements of clauses  (ii)  and

(iii)  of  part  (b) of this subsection; shall  verify  that  the statements set forth in clauses (iii), (iv) and (v) of  part  (c)

of  this subsection are true; and shall set forth the information required by clauses (i) and (ii) of part (c) of this subsection.

          (e)   Any balance of insurance proceeds or Awards after

the  cost  of any repair or restoration shall have been  paid  in full  shall  be  paid  to Owner or Manager,  as  their  interests appear, and shall be the sole property of such party.

             ARTICLE 14.  ASSIGNMENT AND SUBLETTING

     Except  as  provided in Section 4.14(c),  neither  Owner  or

Manager  shall  assign  this Agreement or  any  interest  therein without  the  prior  written consent of the  other  party,  which consent shall not be unreasonably withheld.  However, Manager may assign  or  transfer  this Agreement to any Affiliate,  provided,

that  a  counterpart original of such assignment is delivered  to

Owner  on  or  before the effective date of such assignment,  and

provided  further  that  such Affiliate  expressly   assumes  and

agrees  to  be bound by all of the terms and conditions  of  this

Agreement.

         ARTICLE 15.  AFFIRMATIVE COVENANTS OF MANAGER

     Manager  hereby covenants and agrees that so  long  as  this

Agreement remains in effect:

     SECTION 15.01  CORPORATE STATUS.  Manager shall preserve and maintain  its  corporate  rights, franchises  and  privileges  in

Nevada and Missouri.

     SECTION  15.02  COMPLIANCE WITH LAWS.  Manager shall  comply in  all  material  respects  with  all  applicable  laws,  rules,

regulations   and   orders   of   all   states,   counties,   and

municipalities in which such party conducts business  related  to the  Riverboat, including, without limitation, any  laws,  rules,

regulations, orders and requests for information of the Riverboat

Authorities, the Nevada Gaming Authorities, the New Jersey Casino

Control  Commission,  and  the New  South  Wales  Casino  Control

Authority.   Manager shall also follow applicable  federal  laws,

rules, and regulations.

     In connection with this Agreement, Manager acknowledges that certain  casino gaming licenses are currently issued to and  held by  Owner's Affiliates, and Owner's Affiliates may in the  future apply  for  gaming  licenses  in  additional  states  or  foreign

countries.   The  laws of such jurisdictions may require  Owner's

Affiliates   to   disclose  private  or  otherwise   confidential

information about Manager and its respective principals,  lenders and  Affiliates.  Manager agrees to refrain from all conduct that may  negatively  affect  such licenses or  license  applications.

Manager  further  agrees  that  this  Agreement  shall  terminate immediately  at  Owner's option if any representative,  agent  or

Affiliate  of  Manager is required to be licensed,  qualified  or found  suitable  by any gaming authority where  it  is  currently licensed  and  is  denied such status by such  gaming  authority;

provided,  however,  that  upon  the  termination  of  any   such

agreement,   Owner  shall  be  obligated  to  reimburse   Manager

immediately for any Management Fees and all other amounts due  to

Manager under this Agreement.

     SECTION 15.03  GAMING APPROVALS.  Manager shall use its best efforts  to obtain the approval of the Nevada Gaming Authorities,

the  New  Jersey Casino Control Commission, the Louisiana  Gaming

Division of State Police, and the New South Wales Casino  Control

Authority to permit it to conduct gaming operations in the  state of Missouri and shall use its best efforts to secure and maintain such approvals necessary for the conduct of gaming operations  at the Casino.

     SECTION 15.04  CONFIDENTIAL INFORMATION.  Manager agrees for

itself   and   its   Affiliates,  agents,   representatives   and

consultants  to  hold  in the strictest  confidence  and  not  to disclose to any person, entity, party, firm or corporation (other than  agents or representatives of Manager who are also bound  by this  section) without the prior express written consent of Owner

(except  as such disclosures are required in applications  or  by applicable securities or gaming laws) any of Owner's confidential data,  whether  related to the Riverboat or to  general  business matters, which shall come into their possession or knowledge.  In addition,  Manager  agrees  that it shall  cause  all  documents,

drawings,  plans  or  other  materials  developed  by  Owner   in

connection with the Riverboat to be returned to the Owner in  the event of termination of this Agreement and that Manager shall not make use of such information in connection with the Riverboat  or any  other  undertaking  by  Manager without  the  prior  express written consent of Owner.

     SECTION 15.05  GAMING APPLICATIONS.  Manager agrees  to  use its  best  efforts to expeditiously prepare and file  all  gaming license  applications necessary for it to perform its obligations under this Agreement.

          ARTICLE 16.  AFFIRMATIVE COVENANTS OF OWNER

     Owner  hereby  covenants and agrees that  so  long  as  this

Agreement remains in effect:

     SECTION  16.01  CORPORATE STATUS.  Owner shall preserve  and maintain  its  corporate  rights, franchises  and  privileges  in

Nevada  and Missouri, including without limitation its  right  to own a gaming establishment.

     SECTION  16.02  MAINTENANCE OF INSURANCE.  Owner  shall,  in accordance  with the provisions of Article 10 of this  Agreement,

maintain  insurance  with  responsible  and  reputable  insurance companies or associations in such amounts and covering such risks as  are  usually carried by companies engaged in similar business and  owning similar properties in the same general area in  which

Owner  operates,  and  which  may be  necessary  to  satisfy  the requirements of Owner's lenders, as well as the mutual  approvals and  agreements of the parties hereto as is specified in  Article

10 hereof.

     SECTION 16.03  COMPLIANCE WITH LAWS.  Owner shall comply  in

all   material   respects  with  all  applicable   laws,   rules,

regulations   and   orders   of   all   states,   counties,   and

municipalities in which such party conducts business  related  to the  Riverboat, including, without limitation, any  laws,  rules,

regulations, orders and requests for information of the Riverboat

Authorities, the Nevada Gaming Authorities, the New Jersey Casino

Control  Commission,  and  the New  South  Wales  Casino  Control

Authority.   Owner  shall  also follow applicable  federal  laws,

rules, and regulations.

     In  connection with this Agreement, Owner acknowledges  that certain  casino gaming licenses are currently issued to and  held by  Manager's  Affiliates by the States of Nevada, Louisiana  and

New  Jersey,  and  the State of New South Wales,  Australia,  and

Manager  or  its  Affiliates may in the future apply  for  gaming licenses in additional states or foreign countries.  The laws  of

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such  jurisdictions  may require Manager to disclose  private  or otherwise confidential information about Owner and its respective principals, lenders and Affiliates.  Owner agrees to refrain from all  conduct that may negatively affect such licenses or  license

applications.   Owner  further agrees that this  Agreement  shall

terminate  immediately at Manager's option if any representative,

agent or Affiliate of Owner is required to be licensed, qualified or  found  suitable by Nevada, New Jersey, Louisiana,  New  South

Wales or other gaming authority and is denied such status by such gaming authority; provided, however, that upon the termination of any such agreement, Owner shall be obligated to reimburse Manager immediately for any Management Fees and all other amounts due  to

Manager under this Agreement.

     SECTION  16.04  COOPERATION WITH GAMING AUTHORITIES.   Owner

shall  use  its  best  efforts to cause its officers,  directors,

employees and stockholders to provide any gaming authority  which governs  or may govern gaming facilities of Affiliates of Manager with necessary documents and information.

     SECTION  16.05  CONFIDENTIAL INFORMATION.  Owner agrees  for

itself   and   its   Affiliates,  agents,   representatives   and

consultants  to  hold  in the strictest  confidence  and  not  to disclose to any person, entity, party, firm or corporation (other than  agents  or representatives of Owner who are also  bound  by this  section)  without  the  prior express  written  consent  of

Manager  (except as such disclosures are required in applications or  by  applicable  securities or gaming laws) any  of  Manager's

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confidential  data, whether related to Riverboat  or  to  general business  matters,  which  shall come into  their  possession  or

knowledge.   In  addition, Owner agrees that it shall  cause  all

documents,  drawings,  plans  or  other  materials  developed  by

Manager  in connection with the Riverboat to be returned  to  the

Manager  in the event of termination of this Agreement  and  that

Owner  shall not make use of such information in connection  with the Riverboat or any other undertaking by Owner without the prior express written consent of Manager.

     SECTION 16.06  COMPLIANCE WITH LOAN COVENANTS.  Owner  shall comply with and be bound by and shall not breach or default under any  of the terms, covenants or provisions of any mortgage, loan,

financing or debt covenant applicable to it.

     SECTION 16.07  NON-INTERFERENCE.  Owner agrees and shall use its  best efforts to cause its shareholders, directors, officers,

and  employees  to  not  interfere with or attempt  to  influence

Casino  day-to-day  operations (except in  accordance  with  this

Agreement).

     SECTION 16.08  GAMING APPLICATIONS.  Owner agrees to use its best efforts to expeditiously prepare and file all gaming license applications  necessary for it to perform its  obligations  under this Agreement.

          ARTICLE 17.  REPRESENTATIONS AND WARRANTIES

     SECTION 17.01  OWNER CORPORATE STATUS.  Owner represents and warrants  that  it  is  a  corporation  duly  organized,  validly existing  and  in good standing under the laws of  the  state  of

Nevada  and qualified to do business in Missouri, that Owner  has full  corporate power and authority to enter into this  Agreement

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and  perform its obligations hereunder, and that the officers  of

Owner who executed this Agreement on behalf of Owner are in  fact officers  of  Owner  and have been duly authorized  by  Owner  to execute this Agreement on its behalf.

     SECTION 17.02  MANAGER CORPORATE STATUS.  Manager represents and  warrants  that  it is a corporation duly organized,  validly existing  and  in good standing under the laws of  the  state  of

Nevada,  and  qualified to do business in the State of  Missouri,

that Manager has full corporate power and authority to enter into this  Agreement and perform its obligations hereunder,  and  that the officers of Manager who executed this Agreement on behalf  of

Manager  are  in  fact officers of Manager  and  have  been  duly authorized  by Manager to execute this Agreement on  its  behalf.

SECTION   17.03    AUTHORIZATION/NO  CONFLICT.   The   execution,

delivery and performance by Owner and Manager, as applicable,  of

this   Agreement  has  been  duly  authorized  by  all  necessary corporate action (including any necessary stockholder action)  on the  part  of  Owner and Manager, as applicable, and  no  further action  or  approval  is  required in order  to  constitute  this

Agreement  as  the  valid and binding obligations  of  Owner  and

Manager,   enforceable  in  accordance  with  its   terms.    The

execution,  delivery and performance of this Agreement  by  Owner and Manager, as applicable, does not and will not (a) violate  or conflict  with  any  provisions of their respective  articles  of incorporation or bylaws, or of any law, rule, regulation  of  the

Riverboat  Authorities,  or any order,  writ,  judgment,  decree,

determination, or award presently in effect having  applicability

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to  Owner or Manager; (b) result in a breach of any condition  or provision of, or constitute a default under, any indenture,  loan or credit agreement or any other agreement or instrument to which

Owner  or Manager is a party or by which Owner or Manager may  be bound or affected; or (c) result in, or require, the creation  or imposition  of  any  lien, claim, charge or  encumbrance  of  any nature upon or with respect to any of the properties now owned or hereafter acquired by Owner or Manager.

     SECTION 17.04  PERMITS/APPROVALS.  Owner and Manager possess adequate  franchises, licenses, permits, orders and approvals  of all  federal,  state and local governmental or regulatory  bodies required  for  them  to  carry on their businesses  as  presently conducted; all of such franchises, licenses, permits, orders  and approvals  are  in  full force and effect, and no  suspension  or cancellation  of  any of them is threatened;  and  none  of  such franchises,  licenses,  permits,  orders  or  approvals  will  be adversely  affected  by  the  consummation  of  the  transactions contemplated by this Agreement.

     SECTION    17.05     ACCURACY   OF   REPRESENTATIONS.     No

representation or warranty of Owner or Manager in this  Agreement nor  any  information, exhibit, memorandum,  schedule  or  report furnished  by Owner or Manager in connection with this  Agreement contains  any  untrue statement of a material fact  or  omits  to state  a  material fact necessary to make the statements of  fact contained therein not misleading.

     SECTION 17.06  DEVELOPMENT PLANS.  Unless Owner is prevented or  delayed from disclosing any such report or study by law or by

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any  applicable rules or regulations of governmental agencies  or bodies, Owner covenants to make available immediately or  at  the expiration  of  the  restriction  to  Manager,  or  to  Manager's authorized  agents,  any and all reports and feasibility  studies related  to  the development of the Riverboat.  Owner shall  make such  reports  and studies available for copying by  Manager,  at

Manager's  expense.  Unless Manager is prevented or delayed  from disclosing  any such report or study by law or by any  applicable rules  or regulations of governmental agencies or bodies, Manager covenants  that it shall make available for copying by Owner  any

report  or  feasibility  studies  related  to  the  Casino   upon

completion of the same upon the request of Owner.

     SECTION  17.07   MAINTENANCE OF GAMING AND  OTHER  LICENSES.

Owner and Manager agree to provide the other party with copies of all applications, reports, letters, and other documents filed  or provided to the Riverboat Authorities.  Both parties agree to use their best efforts to secure and maintain any license needed  for the operation of the Casino.

     SECTION  17.08   FINANCINGS; GOVERNMENTAL  APPROVAL.   Owner

will  use  its best efforts to obtain financing and all necessary

licenses,   permits  and  approvals  from  various   governmental

authorities with respect to the construction of the Riverboat, if applicable.

     SECTION  17.09  CONDITION OF RIVERBOAT DURING TERM.   During

the Term of this Agreement, Owner shall maintain the Riverboat in first-class  condition and repair.  All areas  of  the  Riverboat

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shall  be  adequately  illuminated and  adequately  patrolled  by security guards.

     SECTION  17.10   UTILITIES.   At  the  time  Manager   takes

possession  of the Riverboat, all necessary utilities,  including electricity, water, sewerage and gas, will be available.

     SECTION 17.11  IMPAIR REPUTATION.  Owner will do nothing  to

embarrass or impair Manager's good name and reputation.   Manager

will  do  nothing to embarrass or impair Owner's  good  name  and reputation.

                    ARTICLE 18.  ARBITRATION

     SECTION  18.01  APPOINTMENT OF ARBITRATORS.  IF ANY  DISPUTE

SHALL  ARISE  OR  IF  ANY  ISSUE LEFT OPEN  HEREUNDER  CANNOT  BE

RESOLVED  BETWEEN  THE  PARTIES HERETO, SUCH  DISPUTE  IS  TO  BE

REFERRED FIRST TO A COMMITTEE OF FOUR PERSONS WHO SHALL  MEET  IN

AN  ATTEMPT TO RESOLVE SAID DISPUTE OR OPEN ISSUE.  THE COMMITTEE

SHALL  CONSIST OF TWO PERSONS APPOINTED BY OWNER AND TWO  PERSONS

APPOINTED  BY  MANAGER.  IF AN AGREEMENT  CANNOT  BE  REACHED  TO

RESOLVE  THE DISPUTE BY THE COMMITTEE, THE DISPUTE OR OPEN  ISSUE

WILL BE RESOLVED BY BINDING ARBITRATION BEFORE ARBITRATORS HAVING

NOT  LESS  THAN 10 YEARS EXPERIENCE IN THE GAMING INDUSTRY.   ANY

AWARD  OF  THE ARBITRATORS MAY BE FILED IN A COURT OF  LAW  AS  A

FINAL JUDGMENT.  ANY SUCH ARBITRATION SHALL BE IN ACCORDANCE WITH

THE  RULES  AND  REGULATIONS ADOPTED BY THE AMERICAN  ARBITRATION

ASSOCIATION OR AS THE PARTIES OTHERWISE AGREE.  EITHER PARTY  MAY

SERVE UPON THE OTHER PARTY A WRITTEN NOTICE OF THE DEMAND DISPUTE

OR  APPRAISAL  TO  BE RESOLVED PURSUANT TO THIS  ARTICLE.  WITHIN

THIRTY  (30)  DAYS AFTER THE GIVING OF SUCH NOTICE, EACH  OF  THE

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PARTIES  HERETO  SHALL  NOMINATE AND APPOINT  AN  ARBITRATOR  (OR

APPRAISER,  AS THE CASE MAY BE) AND SHALL NOTIFY THE OTHER  PARTY

IN  WRITING OF THE NAME AND ADDRESS OF THE ARBITRATOR SO  CHOSEN.

UPON  THE  APPOINTMENT  OF  THE TWO  ARBITRATORS  AS  HEREINABOVE

PROVIDED,  SAID  TWO ARBITRATORS SHALL FORTHWITH, WITHIN  FIFTEEN

(15)  DAYS  AFTER  THE APPOINTMENT OF THE SECOND ARBITRATOR,  AND

BEFORE  EXCHANGING VIEWS AS TO THE QUESTION AT ISSUE, APPOINT  IN

WRITING  A  THIRD  ARBITRATOR ("SELECTED  ARBITRATOR")  AND  GIVE

WRITTEN NOTICE OF SUCH APPOINTMENT TO EACH OF THE PARTIES HERETO.

IN  THE  EVENT THAT THE TWO ARBITRATORS SHALL FAIL TO APPOINT  OR

AGREE  UPON THE SELECTED ARBITRATOR WITHIN SAID FIFTEEN (15)  DAY

PERIOD,  THE SELECTED ARBITRATOR SHALL BE SELECTED BY THE PARTIES

THEMSELVES IF THEY SO AGREE UPON SUCH SELECTED ARBITRATOR  WITHIN

A  FURTHER  PERIOD  OF  TEN (10) DAYS.  IF A SELECTED  ARBITRATOR

SHALL  NOT  BE  APPOINTED OR AGREED UPON WITHIN THE  TIME  HEREIN

PROVIDED,  THEN EITHER PARTY ON BEHALF OF BOTH MAY  REQUEST  SUCH

APPOINTMENT  BY  THE  AMERICAN ARBITRATION  ASSOCIATION  (OR  ITS

SUCCESSOR  OR  SIMILAR  ORGANIZATION IF THE AMERICAN  ARBITRATION

ASSOCIATION IS NO LONGER IN EXISTENCE).  OWNER AND MANAGER  SHALL

SHARE  EQUALLY  THE  COST  OF  THE  SELECTED  ARBITRATOR.    SAID

ARBITRATORS SHALL BE SWORN FAITHFULLY AND FAIRLY TO DETERMINE THE

QUESTION  AT ISSUE.   THE ARBITRATORS SHALL AFFORD TO  OWNER  AND

MANAGER  A  HEARING  AND THE RIGHT TO SUBMIT EVIDENCE,  WITH  THE

PRIVILEGE  OF  CROSS-EXAMINATION, ON THE QUESTION AT  ISSUE,  AND

SHALL WITH ALL POSSIBLE SPEED MAKE THEIR DETERMINATION IN WRITING

AND   SHALL   GIVE   NOTICE  TO  THE  PARTIES  HERETO   OF   SUCH

DETERMINATION.  THE CONCURRING DETERMINATION OF ANY TWO  OF  SAID

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THREE ARBITRATORS SHALL BE BINDING UPON THE PARTIES, OR, IN  CASE

OF   NO   TWO  OF  THE  ARBITRATORS  SHALL  RENDER  A  CONCURRING

DETERMINATION, THEN THE DETERMINATION OF THE SELECTED  ARBITRATOR

SHALL  BE BINDING UPON THE PARTIES HERETO.  EACH PARTY SHALL  PAY

THE  FEES OF THE ARBITRATOR APPOINTED BY IT, AND THE FEES OF  THE

SELECTED  ARBITRATOR SHALL BE DIVIDED EQUALLY BETWEEN  OWNER  AND

MANAGER.

     SECTION  18.02   INABILITY TO ACT.  In  the  event  that  an

arbitrator appointed as aforesaid shall thereafter die or  become unable  or unwilling to act, his successor shall be appointed  in the  same manner provided in this Article for the appointment  of the arbitrator so dying or becoming unable or unwilling to act.

              ARTICLE 19.  DEFAULT/STEP-IN RIGHTS

     SECTION  19.01  DEFINITION.  The occurrence of  any  one  or more  of the following events which is not cured within the  time

permitted   shall  constitute  a  default  under  this  Agreement

(hereinafter referred to as a "Default" or an "Event of Default")

as  to  the  party  failing in the performance or  effecting  the breaching act.

     SECTION  19.02   MANAGER'S DEFAULTS.  If Manager  shall  (a)

fail  to  perform or materially comply with any of the covenants,

agreements,  terms  or  conditions contained  in  this  Agreement applicable  to  Manager (other than monetary payments)  and  such failure  shall  continue for a period of thirty (30)  days  after written notice thereof from Owner to Manager specifying in detail the nature of such failure, or, in the case such failure is of  a

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nature  that  it  cannot, with due diligence and good  faith,  be cured  within  thirty  (30)  days, if Manager  fails  to  proceed promptly and with all due diligence and in good faith to cure the same  and  thereafter to prosecute the curing of such failure  to completion  with  all  due  diligence  within  ninety  (90)  days thereafter, or (b) take or fail to take any action to the  extent required  of Manager under this Agreement that creates a  default under or breach of any Loan Document, any related contract or any requirement  of the Riverboat Authorities, unless  Manager  cures such  default  or  breach prior to the expiration  of  applicable notice,  grace and cure periods, if any; provided, however,  that

Manager  shall only be required to cure any defaults with respect to which Manager has a duty hereunder.  If the only result of the failure  by Manager to act is a monetary loss to Owner  which  is not  otherwise  capable of being cured by Manager,  then  Manager shall  not  be  in Default if Manager reimburses Owner  for  such losses  within ten (10) Business Days of incurring such  loss  or otherwise protects Owner against such loss in a manner reasonably acceptable to Owner.

     SECTION  19.03   STEP-IN RIGHTS.  (a)  If  Owner  funds  are

available, and Manager fails to pay when due any amount which  it is  Manager's  responsibility to pay pursuant to this  Agreement,

then  Owner,  after  five  (5) Business Days  written  notice  to

Manager  with respect to any Operating Expense, and with  respect to  non-Operating Expense with such notice, if  any,  as  may  be reasonable  under  the circumstances (except in  the  event  that

Manager  has  exposure to potential liability in connection  with making  such payments in which case Owner shall give Manager  two

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(2)  days  written  notice),  and without  waiving  or  releasing

Manager  from any responsibility of Manager hereunder, Owner  may

(but shall not be required to) pay such amounts (including fines,

penalty, interest and late payment fees) and take all such action as may be necessary in respect thereof.  Manager shall, following such  payments by Owner, promptly reimburse Owner from  the  Bank

Accounts  to  the  extent funds are available  the  amount  which

Manager failed to pay when due.  In addition, unless Manager  has not  acted  with  reasonable diligence in failing  to  make  such payments  then, to the extent that Manager's lack  of  reasonable diligence  in  this  connection has resulted in  fines,  penalty,

interest  or late payment fees in excess of Twenty-Five  Thousand

Dollars  ($25,000) in any twelve (12) month period, then  Manager shall immediately disburse to Owner from Gross Revenue, following such  payments  by  Owner, such amounts as may  be  necessary  to reimburse  Owner  for  such payments and Manager  shall  promptly deposit  into  the appropriate Bank Accounts, from Manager's  own funds,  the full amount of any fines, penalty, interest  or  late payment fees paid in connection therewith.

          (b)   If Manager fails to take any action which  it  is

Manager's  responsibility under this Agreement to  take  and  the result is to expose the Riverboat to a material loss or Riverboat patrons  to a material risk of physical safety, then Owner,  upon five  (5) days written notice to Manager (except in any emergency in which case Owner shall give Manager such notice, if any, as is reasonable under the circumstances), without saving or  releasing

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Manager from any obligation of Manager hereunder, may (but  shall not  be  required  to) take such actions as may be  necessary  to preserve  Owner's  assets  from such a material  loss  and/or  to protect  the  Riverboat patrons.  Manager  shall,  following  any payments  by  Owner  made with respect to such actions,  promptly reimburse  Owner from the Bank Accounts, to the extent funds  are

available,  the  amount which Owner has expended.   In  addition,

unless Manager has acted with reasonable diligence in failing  to take  such  action  then, to the extent that  Manager's  lack  of reasonable diligence in this connection has resulted in fines  or late  payment  fees  in  excess of Twenty-Five  Thousand  Dollars

($25,000)  in  any  twelve  month  period,  then  Manager   shall

immediately  disburse  to  Owner from  Gross  Revenue,  following payment  of such amounts by Owner, such amounts as are  necessary to reimburse Owner for any fines or late payment fees by Owner in connection  with  taking  such action  on  Manager's  behalf  and

Manager  shall  also deposit into the appropriate  Bank  Account,

from Manager's own funds, the full amount of such payment made to

Owner.

     SECTION 19.04  OWNER'S DEFAULT.  If Owner shall (a) fail  to

make   any   monetary  payment  required  under  this  Agreement,

including,  but not limited to, debt service, Management  Fee  or

Owner's  Advances, on or before the due date recited  herein  and said  failure continues for five (5) Business Days after  written notice  from  Manager specifying such failure,  or  (b)  fail  to perform  or  materially comply with any of the  other  covenants,

agreements,  terms  or  conditions contained  in  this  Agreement applicable  to  Owner  (other than monetary  payments)  and  such

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failure  shall  continue for a period of thirty (30)  days  after written notice thereof from Manager to Owner specifying in detail the nature of such failure, or, in the case such failure is of  a nature  that  it cannot, with due diligence and good faith,  cure within  thirty (30) days, if Owner fails to proceed promptly  and with  all  due diligence and in good faith to cure the  same  and thereafter  to prosecute the curing of such failure to completion with all due diligence within ninety (90) days thereafter.

     SECTION 19.05  BANKRUPTCY.  If either party (i) applies  for or  consents  to  the  appointment  of  a  receiver,  trustee  or liquidator of itself or any of its property, (ii) makes a general assignment  for the benefit of creditors, (iii) is adjudicated  a bankrupt  or  insolvent, or (iv) files a  voluntary  petition  in bankruptcy  or a petition or an answer seeking reorganization  or an arrangement with creditors, takes advantage of any bankruptcy,

reorganization, insolvency, readjustment of debt, dissolution  or liquidation Law, or admits the material allegations of a petition filed against it in any proceedings under any such law.

     SECTION   19.06   REORGANIZATION/RECEIVER.   If  an   order,

judgment   or  decree  is  entered  by  any  court  of  competent

jurisdiction  approving  a  petition  seeking  reorganization  of

Manager  or Owner, as the case may be, or appointing a  receiver,

trustee or liquidator of Manager or Owner, as the case may be, or

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of  all or a substantial part of any of the assets of Manager  or

Owner,  as  the case may be, and such order, judgment  or  decree continues unstayed and in effect for a period of sixty (60)  days from the date of entry thereof.

     SECTION  19.07  DELAYS AND OMISSIONS.  No delay or  omission as  to the exercise of any right or power accruing upon any Event of  Default  shall impair the non-defaulting party's exercise  of any  right or power or shall be construed to be a waiver  of  any

Event of Default or acquiescence therein.

     SECTION 19.08  DISPUTES IN ARBITRATION.  Notwithstanding the

provisions  of  this  Article  19,  any  occurrence  which  would otherwise  constitute  an Event of Default  hereunder  shall  not constitute  an  Event of Default for so long as such  dispute  is subject to arbitration pursuant to the arbitration provisions  of

Article 18.

                    ARTICLE 20.  TERMINATION

     SECTION  20.01   TERMINATION EVENTS.  This  Agreement  shall

terminate upon the occurrence of the following:

          (a)   on April 1, 1996, in the event that Owner has not

completed  construction of the Riverboat in accordance  with  the

regulations   and  specifications  required  by   the   Riverboat

Authorities;

          (b)  Owner fails to secure all appropriate licenses for

itself  and  any of its employees for whom licenses are  required prior to April 1, 1996;

          (c)   Manager fails to secure all appropriate  licenses

for  itself  and  any  of  its employees for  whom  licenses  are required prior to April 1, 1996;

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          (d)   failure of all of the "Purchase Price" to be paid

to  Owner  pursuant to the terms of the Stock Purchase  Agreement and the Escrow Agreement dated January 25, 1995;

          (e)   upon the effective date of passage of legislation

making it unlawful to operate a riverboat casino in the state  of

Missouri  or the entry of an order or judgment from  a  court  of

appropriate     jurisdiction    declaring    such     legislation

unconstitutional  or  invalid under the  laws  of  the  state  of

Missouri (the termination shall be delayed if any court order  is duly appealed and its effectiveness is suspended);

          (f)   upon the occurrence of an Event of Default  under

this Agreement and the time to cure has lapsed;

          (g)   upon  Manager's failure to maintain all approvals

from any gaming authority permitting Manager or its affiliates to conduct gaming in the state of Missouri;

          (h)   upon  the occurrence of a taking as specified  in

Article 12.

     SECTION  20.02  NOTICE OF TERMINATION.  In the event  of  an occurrence  specified in Section 20.01(a)-(h), either Manager  or

Owner,  as appropriate, shall terminate this Agreement by  giving five  (5)  days  written notice, and the Term of  this  Agreement shall  expire  by limitation at the expiration of said  last  day specified  in  the  notice as if said date was  the  date  herein originally fixed for the expiration of the Term.

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     SECTION 20.03  REMEDIES UPON TERMINATION.

          (a)   Prior  to Commencing Gaming Operations.   In  the

event  that  this  Agreement is terminated  prior  to  commencing gaming operations and if the termination is not the result of  an

Event of Default caused by Manager, Owner shall reimburse Manager all Manager's Pre-Opening Expenses.

          (b)   After  Commencement of Gaming Operations.   Owner

shall pay to Manager all earned Management Fees.

     SECTION  20.04  DELIVERY OF RIVERBOAT.  Upon termination  of this  Agreement for any reason, Manager shall assign and transfer to  Owner all of Manager's rights, title, and interest in and  to all  transferable  licenses  and  permits  with  respect  to  the operation  of the Riverboat, save and except the name  "Showboat"

which  will  and  shall remain the property of Manager.   Manager

shall  peacefully vacate the Riverboat.  No signs or personalized property bearing the name "Showboat" shall be purchased  or  used by  Owner  without prior written arrangements between  Owner  and

Manager,  which  may  need  a license from  its  parent  company,

Showboat, Inc.  Upon surrender, any exterior signs inscribed with the  name  "Showboat" shall be removed as soon as is practicable,

and  in  any  event  within fifteen (15)  days  of  the  date  of termination.  Additionally, any personalized property bearing the name  "Showboat" (including without limitation, ashtrays,  office supplies, linen, glassware, paper goods, promotional items, guest checks,  uniforms, carpets, and upholstery) shall also be removed as  soon as practicable, and in any event within thirty (30) days of the date of termination.

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                ARTICLE 21.  HAZARDOUS MATERIALS

     SECTION  21.01  NO HAZARDOUS MATERIALS.  Except as described in  (a)  the  Environmental Site Assessment Phase I Investigation

prepared  by  Roth  Asbestos and Environmental  Consultants  Inc.

relating  to  the Kansas City Landing Project, (b)  the  Phase  I

Environmental Site Assessment dated November 11, 1993 prepared by

Terracon  Environmental, Inc., (c) the Addendum to  Environmental

Site  Assessment  dated February 22, 1994  prepared  by  Terracon

Environmental, Inc.  Owner represents and warrants,  without  any further  inquiry  and  investigation,  that:  (i)  any  handling,

removing,   transportation,  storage,  treatment  or   usage   of

Hazardous Materials or toxic substances that has occurred in  the

Riverboat  to  date  has been in compliance with  all  applicable federal,  state and local laws, regulations and ordinances;  (ii)

no  leak,  spill,  release, discharge, emission  or  disposal  of

Hazardous  Materials  or toxic substances  has  occurred  in  the

Riverboat  to date; and (iii) the Riverboat is free of  asbestos,

toxic or Hazardous Materials as of the date that the term of this

Agreement commences.

     SECTION 21.02  COMPLIANCE WITH LAWS.  Owner agrees to comply with  all federal, state and local environmental and real  estate laws,  including the Americans With Disabilities Act relating  to

Owner's construction, ownership, management and operation of  the

Riverboat.  Manager agrees to comply with all federal, state  and local environmental and real estate laws, including the Americans

With Disabilities Act relating to Manager's management and operation of the Riverboat. All expenses incurred in such compliance shall be Operating Expenses.

     SECTION  21.03  INDEMNIFICATION.  Owner agrees to indemnify,

defend  and  hold Manager and its officers, employees and  agents harmless  from any claims, judgments, damages, penalties,  fines,

costs, liabilities (including sums paid in settlements of claims)

or  loss  including reasonable attorneys' fees, consultant  fees,

and  expert  fees  (consultants and experts  to  be  selected  by

Manager) which arise during or after the Term as a result of  any breach  of  Owner's  representation  and  warranty  contained  in

Section  21.01 or as a result of Owner's failure to  perform  its

covenant  contained  in  Section  21.02.   Without  limiting  the

generality of the foregoing, the indemnification provided by this

Section  shall  specifically cover costs incurred  in  connection with  any  investigation  of  site conditions  or  any  clean-up,

remedial,  removal or restoration work required by  any  federal,

state  or  local  governmental agency  or  political  subdivision because of the presence or suspected presence of asbestos,  other toxic  or  Hazardous  Material in the  Riverboat,  or  the  soil,

groundwater or soil vapor on or under the Riverboat,  unless  the

Hazardous Materials are present solely as a result of the actions of Manager, its officers, shareholders, employees or agents.  The foregoing  indemnity  shall  survive the  expiration  or  earlier termination of this Agreement.

     SECTION   21.04   HAZARDOUS  MATERIAL  DEFINED.   "Hazardous

Material,"  as used in this Agreement, shall be any substance  or material if defined or designated as a hazardous or toxic substance, or other similar term, by any federal, state or local law, statute, regulation, or ordinance affecting the Riverboat or the Support Areas.

                      ARTICLE 22.  NOTICES

     All notices provided for in this Agreement or related to this Agreement, which either party desires to serve on the other, shall be in writing, and any and all notices or other papers or instruments related to this Agreement shall be deemed sufficiently served or delivered on the date of mailing if sent
(i) by United States registered or certified mail (return receipt requested), postage prepaid, in an envelope properly sealed, (ii) by a facsimile transmission where written acknowledgement of receipt of such transmission is received, or (iii) by a nationally recognized overnight delivery service provided for receipted delivery, addressed as follows:

               Owner:    Troy Herbst, President
                         Randolph Riverboat Company, L.L.C.
                         5195 Las Vegas Boulevard South
                         Las Vegas, Nevada  89119

     with a copy to:     Sean T. Higgins, General Counsel
                         Randolph Riverboat Company, L.L.C.
                         5195 Las Vegas Boulevard South
                         Las Vegas, Nevada  89119

                                    and

                         The Stolar Partnership
                         Attention: Jay Levitch
                         911 Washington Avenue
                         St. Louis, Missouri  63101

            Manager:     J. Kell Houssels, III, President
                         Showboat Operating Company
                         2800 Fremont Street
                         Las Vegas, Nevada  89104
     with a copy to:     John N. Brewer, Esq.
                         Kummer Kaempfer Bonner & Renshaw
                         3800 Howard Hughes Parkway
                         Seventh Floor
                         Las Vegas, Nevada  89109

     Either  Owner or Manager may change the address or  name  of addressee  applicable to subsequent notices (including copies  of said  notices  as hereinafter provided) or instruments  or  other papers  to  be  served upon or delivered to the other  party,  by giving  notice  to  the other party as aforesaid,  provided  that notice  of  such  change shall not be effective until  the  fifth

(5th) day after mailing or facsimile transmission.

                   ARTICLE 23.  MISCELLANEOUS

     SECTION  23.01  TIME OF THE ESSENCE.  Time is of the essence with respect to all time periods set forth in this Agreement.

     SECTION  23.02   HEIRS,  SUCCESSORS,  ASSIGNS.   Except   as

otherwise provided herein, each provision hereof shall extend  to and shall, as the case may require, bind and inure to the benefit of  the  parties'  heirs,  executors,  administrators,  permitted successors, permitted assigns and legal representatives.

     SECTION 23.03  CONSTRUCTION.  All of the provisions of  this

Agreement shall be deemed and construed to be conditions as  well as  covenants  as  though  in  words specifically  expressing  or importing  covenants  and conditions for  use  in  each  separate provision  hereof.  The language in all parts of  this  Agreement shall  be  in  all cases construed simply according to  its  fair

meaning, and not strictly for or against Owner or Manager.   This

Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

     SECTION  23.04   GOVERNING  LAW.  This  Agreement  shall  be

governed  by, construed and enforced in accordance with the  laws of  the  State of Nevada without reference to its choice  of  law provisions.

     SECTION  23.05   SEVERABILITY.  Should any portion  of  this

Agreement be declared invalid or unenforceable, then such portion shall  be deemed to be severed from this Agreement and shall  not affect the remainder thereof.

     SECTION  23.06   RELATION OF THE PARTIES.  Nothing  in  this

Agreement  shall  be construed as creating a tenancy,  ownership,

limited  partnership,  joint venture, or any  other  relationship between  the  parties hereto other than as principal  and  agent.

All debts and liabilities incurred by Manager within the scope of the  authority granted and permitted hereunder in the  course  of its  management and operation of the Riverboat shall be the debts and  liabilities of Owner only, and Manager shall not  be  liable for  such debts and liabilities except as specifically stated  to the contrary herein.

     SECTION  23.07  NO BROKER OR FINDER.  Each party  represents to  the other that it has not engaged any finder, broker or agent for  whose  commission or fee the other party  could  be  liable.

Each  party covenants and agrees to indemnify and hold the  other party  free and harmless at all times in respect of any  and  all liabilities, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorneys fees, arising from,  by  reason of, or in connection with any fees, commissions or  other  compensation which shall be alleged to be due  to  any

finder,   broker,  agent  or  other  similar  representative   in

connection with this transaction, if the person is found to  have been  engaged  by either party or if such services are  found  to have been provided at the request of either party.

     SECTION  23.08  DEFAULT INTEREST RATE.  Any sum accruing  to

Owner  or  Manager under this Agreement which shall not  be  paid when  due shall bear interest at the rate of twelve percent (12%)

per  annum  from  the date such payment becomes due  and  payable until it is paid in full with said interest.

     SECTION   23.09   ATTORNEYS'  FEES.   Should  either   party

institute  an  arbitration, action or proceeding to  enforce  any provisions hereof or for other relief due to an alleged breach of any  provision of this Agreement, the prevailing party  shall  be entitled to receive from the other party all costs of the  action or proceeding and reasonable attorneys fees.

     SECTION  23.10  ENTIRE AGREEMENT.  This Agreement covers  in full  each and every agreement of every kind or nature whatsoever between  the  parties hereto concerning this Agreement,  and  all

preliminary  negotiations  and  agreements,  whether  verbal   or

written, of whatsoever kind or nature are merged herein.  No oral

agreement  or  implied  covenant  shall  be  held  to  vary   the

provisions  hereof, any statute, law or custom  to  the  contrary notwithstanding.

     SECTION 23.11  COUNTERPARTS.  This Agreement may be executed in  two  or more counterparts and shall be deemed to have  become effective  when  and only when all parties hereto  have  executed this  Agreement,  although it shall not  be  necessary  that  any single  counterpart  be signed by or on behalf  of  each  of  the parties  hereto,  and all such counterparts shall  be  deemed  to constitute but one and the same instrument.

     SECTION  23.12   FORCE  MAJEURE.   Whenever  this  Agreement

requires an act to be performed within a specified time period or

to   be  completed  diligently,  such  periods  are  subject   to

"unavoidable  delays."  Unavoidable delays include delays  caused by  acts  of God, acts of war, civil commotions, riots,  strikes,

lockouts,   acts  of  government  in  either  its  sovereign   or

contractual    capacity,   perturbation   in   telecommunications

transmissions, inability to obtain suitable labor  or  materials,

accident,  fire,  water  damages,  flood,  earthquake,  or  other natural catastrophes.

     SECTION  23.13  NO WARRANTIES.  Manager shall use  its  best efforts to render the services contemplated by this Agreement  in good faith to Owner, but hereby explicitly disclaims any and  all warranties, express or implied, including but not limited to  the success or profitability of the Riverboat.

     SECTION  23.14   HEADINGS.  Headings or captions  have  been

inserted  for  convenience of reference only and are  not  to  be construed or considered to be a part hereof and shall not  in  an way  modify,  restrict or amend any of the  terms  or  provisions hereof.

     SECTION  23.15   WAIVER.  The waiver by  one  party  of  any

default  or  breach  of  any  of  the  provisions,  covenants  or conditions hereof of the part of the other party to be  kept  and performed  shall not be a waiver of any preceding  or  subsequent breach or any other provisions, covenants or conditions contained herein.

     DATED as of the day first above written.



"Manager"                          "Owner"

SHOWBOAT OPERATING COMPANY,        Randolph Riverboat Company,
a Nevada corporation               L.L.C.,   a    limited
                                   liability company



By:/s/Leann Schneider              By:/s/Troy Herbst
                                      Troy Herbst, Manager
Its: VP Finance/CFO

               ADMINISTRATIVE SERVICES AGREEMENT


     This Administrative Services Agreement ("Agreement"), dated as of the 25th day of January, 1995, between Showboat Operating

Company, a Nevada corporation whose principal office is located at 2800 Fremont Street, Las Vegas, Nevada 89104 ("Showboat"), and

Randolph Riverboat Company, L.L.C., a Nevada limited liability company whose principal office is located at 5195 Las Vegas

Boulevard South, Las Vegas, Nevada  89119 ("Randolph").


                      W I T N E S S E T H:


     WHEREAS, Showboat and its management are experienced in

providing corporate administrative services to riverboat casinos and restaurant operations; and


     WHEREAS, Randolph has applied for a gaming license from the

Missouri Gaming Commission ("MGC") to manage and operate a

riverboat casino and ancillary facilities (collectively, the

"Riverboat") on the Missouri River in or near Randolph, Missouri;

and

     WHEREAS, Randolph has appointed Showboat as the manager and operator of the Riverboat; and

     WHEREAS, Randolph desires to engage Showboat to render

certain corporate administrative services to Randolph in order for Randolph to manage and operate the Riverboat all as more fully described herein; and


     WHEREAS, Showboat desires to render such services to

Randolph; and


     WHEREAS, the parties hereto are desirous of setting forth

the terms of compensation for the services to be rendered by

Showboat hereunder; and


     WHEREAS, pursuant to the Riverboat Gambling Act (Missouri

1993), Randolph is permitted to enter into an Agreement with

Showboat, providing for the payment of a percentage of revenues to be derived from the operation of the Riverboat; and


     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained, the parties agree as follows:


             ARTICLE 1.0 - SERVICES TO BE PROVIDED


1.1         THE SERVICES.  Upon the terms and conditions

described herein, Showboat shall provide to Randolph the corporate administrative services (the "Services") set forth in

Exhibit A, which is attached hereto and made a part hereof.


1.2         CONTINUED RANDOLPH PERFORMANCE.  Any Services to be

performed by Showboat hereunder shall not be performed as a

substitute for Randolph performance, but shall assist, support or supplement the routine functions and responsibilities of the employees, officers and Managers of Randolph.


1.3         SHOWBOAT PERSONNEL.  All Showboat personnel engaged

to render the Services shall remain the employees of Showboat,

and Showboat shall be responsible for their compensation and for withholding federal or state income taxes.  The costs and

expenses incurred by Showboat for consultants, agents and

independent contractors selected and engaged to perform Services for Randolph shall be engaged directly by Randolph and paid

directly by Randolph or reimbursed to Showboat upon demand at any time following the close of escrow under that certain Escrow

Agreement of even date hereof between Randolph, Showboat

Development Company and First Interstate Bank of Nevada, N.A.

Any such consultants, agents and independent subcontractors shall separately invoice and account for Services to Randolph.  To the extent that Showboat itself or any Showboat personnel, other than consultants, agents and independent contractors, must be licensed or approved by the MGC, however, Randolph shall bear the expense of obtaining such regulatory
approvals and Showboat shall cooperate fully in order to obtain all necessary regulatory approvals.



1.4         SHOWBOAT PERFORMANCE/RESPONSIBILITY.  Showboat

undertakes to provide the Services hereunder with the same degree of care and diligence it uses in providing such Services for its own operations.  In providing the Services hereunder, Showboat shall not be liable to Randolph for errors or omissions hereunder except to the extent that such errors and omissions constitute gross negligence or willful misconduct.  Under no circumstances shall any of Showboat's employees, officers, agents, directors,

or stockholders be liable to Randolph for any errors or omissions by Showboat hereunder.


             ARTICLE 2.0 - PAYMENT OF COMPENSATION


2.1          FEES.  Randolph shall pay to Showboat fees for the

Services rendered hereunder equal to one percent (1%) of

Randolph's gross gaming revenue net of all gaming taxes.

Randolph shall pay such fees monthly on or before the twentieth

(20th) day of the following month.  "Gross gaming revenue" shall mean all revenue from the operation of the Casino (which is taxed by the State of Missouri), including, but not limited to, table games, electronic games of chance, and electronic games of skill.

"Gaming taxes" shall mean any tax imposed by the State of

Missouri on gross gaming revenue, including, without limitation,

any state admissions tax

(currently 20% of gross gaming revenue and $2.00 per customer).  Casino shall mean those areas reserved for the operation of slot machines, table games and any other legal forms of gaming permitted under applicable law, and ancillary service areas, including reservations and admissions,

cage, vault, count room, surveillance room and any other room or areas or activities therein regulated or taxed by the Missouri

Gaming Commission by reason of gaming operations.  Showboat and

Randolph agree that the fees provided for by this Section 2.1 constitute their good faith determination of the fair market value of such services.


2.2           PARTIAL YEARS.  Fees for partial fiscal years and

months hereunder shall be prorated.

2.3           TAXES.

     (a)  Randolph shall be responsible for the payment when due,

if any, of all property taxes and assessments, including, without limitation, assessments for benefits from public works or

improvements, levies, fees, and all other governmental charges,

general or special, ordinary or extraordinary, foreseen or

unforeseen, together with interest and penalties thereon, which may heretofore or hereafter be levied upon or assessed against the Riverboat.

     (b)  In the event of the enactment, adoption or enforcement by any governmental authority (including the United States, any state and any political or governmental subdivision) of any

assessment,
levy or tax, whether sales, use or otherwise, on or in respect of the fees payable to Showboat pursuant to Section 2.1 herein, Showboat shall pay such assessment levy or tax.

     (c)  Nothing contained in this Agreement shall be construed to require Randolph to pay any estate, inheritance or succession tax, any capital levy, corporate franchise tax or any net income or excess profits tax of Showboat.

2.4         FISCAL YEAR; BOOKS AND RECORDS.  Randolph shall keep

at its usual place of business books and records relating to gross revenues and the payment to be made hereunder containing such true entries as may be necessary or proper to ascertain the amount of payments to be made to Showboat hereunder.  Randolph shall produce, during normal business hours, said books and

records and make them available for inspection or audit by duly authorized agents of Showboat, shall permit such agents to make copies thereof, and shall give such information as may be

necessary or proper to enable the amount of payment due hereunder to be ascertained and verified.


               ARTICLE 3.0 - TERM AND TERMINATION


3.1         TERM.  The term of this Agreement shall begin as of

the date hereof and shall continue until Showboat or its

affiliates no longer hold an equity position in Randolph or its successor.



3.2         FORCE MAJEURE.  Neither party shall be liable in any

manner for failure or delay of performance of all or any part of this Agreement, directly or indirectly, owing to an act of God,

governmental orders or restrictions, strikes or other labor

disturbances, riots, embargoes, revolutions, wars (declared or undeclared), sabotage, fires, floods, or any other causes or circumstances beyond the control of the parties.  The party

suffering such delay or failure shall give prompt notice to the other party and shall exert its best efforts to remove the causes or circumstances of nonperformance with all possible dispatch.

If any of the causes or circumstances above continue for more than six (6) months, either party hereto may elect to terminate this Agreement by written notice to the other party.


3.3         ACCRUED PAYMENTS.  Termination of the Agreement

pursuant to Section 3.2 hereof shall not affect the right of

Showboat to any fees accrued hereunder prior to the date of such termination.


3.4         REMEDIES.  In the event that either party commits a

material default of its obligations hereunder, the nondefaulting party may notify the defaulting party of such default.  In the event that such default is not cured within thirty (30) days thereafter, the nondefaulting party shall be entitled to pursue any remedies available to it, including but not limited to, the termination of the Agreement upon notice to the defaulting party.

                ARTICLE 4.0 - GENERAL PROVISIONS


4.1         OTHER SERVICES.  Nothing in this Agreement shall be

construed to prohibit Showboat from undertaking to provide

additional services to Randolph not described in this Agreement or in the exhibits hereto on terms and conditions (including the fees therefore) satisfactory to each of Showboat and Randolph.


4.2         INDEPENDENT PARTIES.  Nothing in this Agreement shall

be construed as creating a partnership or a joint venture between

Showboat and Randolph, or making either party an agent or

employee of the other party, but in all of its operations

hereunder Showboat shall be an independent contractor for

Randolph.  No employee of Showboat who renders any service

hereunder shall be considered, construed, or deemed to be an employee of Randolph as a result thereof.


4.3         INTEGRATION, MODIFICATION AND WAIVER.  This Agreement

constitutes the entire agreement between Showboat and Randolph pertaining to the subject matter hereof and supersedes all prior understandings of the parties.  No supplement, modifications or amendment of this Agreement shall be binding upon either Showboat or Randolph unless executed in writing by each of them.  No

waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

4.4         GOVERNING LAW.  This Agreement shall be governed by

and construed in accordance with the internal laws of the state of Nevada without giving effect to the conflict of laws

principles thereof.


4.5         NOTICES.  Any notice or other communication required

or permitted under this Agreement shall be deemed given when: (a)

it is personally delivered; (b) it is transmitted by telecopy,

telex, or telegram with confirmation of receipt; (c) the day after it is sent by a nationally recognized overnight courier service; or (d) five (5) days after it is sent by United States mail with postage prepaid, addressed to the respective party at its address set forth in the first paragraph of this Agreement,

attention:  President if for Showboat or Manager if for Randolph.

Either party may change the address or telecopy number to which notices or other communications are to be given under this

Agreement by furnishing the other party with written notice of such change in accordance with this Section 4.5.


4.6         BINDING EFFECT; ASSIGNMENT.  This Agreement shall be

binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Neither party may assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other party.

4.7         HEADINGS.  The headings used in this Agreement are

for convenience of reference only and are not intended to affect the interpretation of this Agreement.


4.8         SEVERABILITY.  If any provision of this Agreement or

the application of any provision to any party or circumstance shall, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this

Agreement shall not be affected thereby.  Each provision of this

Agreement shall be valid and enforceable to the fullest extent permitted by law.


4.9         COUNTERPARTS.  This Agreement may be executed in one

or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


4.10         NO THIRD PARTY BENEFICIARIES.  Nothing expressed or

implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity, other than the parties hereto, any rights or remedies under or by the reason of the

Agreement.

4.11         NO WARRANTIES.  Showboat shall use its best efforts

to provide the services in good faith to Randolph, but disclaims any and all warranties, express or implied, including, but not limited to, the success or profitability of the business

conducted by Randolph.  Nothing contained herein shall be deemed to confer on Showboat the right or ability to manage Randolph's business.  Management of Randolph's business shall solely be the function and responsibility of Randolph.

     IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be executed by their representatives thereunto duly authorized.



                    SHOWBOAT OPERATING COMPANY, a Nevada
                    corporation



                    By:/s/ Leann Schneider
                    Name: LEANN SCHNEIDER
                    Title: VP Finance/CFO



                    RANDOLPH RIVERBOAT COMPANY, L.L.C.,
                    a Nevada limited liability company



                    By:/s/___________________________
                    Name:
                    Title:  Manager

                           EXHIBIT A


                    SERVICES TO BE PROVIDED


Pursuant to the Administrative Services Agreement entered into by the Parties, Randolph engages Showboat to render, or cause to be rendered, the following corporate administrative services in connection with Randolph's operations.


     1.           Human Resource services, including:  provision of

     policy development and operating guidelines for standardization of operation philosophy and principles for employee management;

     and establishment of uniform controls for selection and licensing of key management personnel, compensation and benefits.


     2.           Accounting and financial services, including:

     development of standards and procedures for internal audits and supervision; review and evaluation of internal audits; assistance with the development of policies, standards and procedures for accounting and supervision; and, provision of technical

     accounting advisory services and review of financial statements and other accounting records maintained by Randolph.


     3.       Tax planning and compliance, including:  review of

     federal and state income tax returns; review of estimated tax payments; and assistance in the coordination of Internal Revenue

     Service and state agency examinations.


     4.      General administrative services, including:

     consultation on selection of consultants for strategic planning efforts;  assistance in the evaluation and acquisition of

     insurance policies and establishment of standards and policies related to all insurance-related matters; assistance in the development of standards and policies related to safety programs and supervision of such programs; and such other administrative services as may be appropriate.

                  TRADEMARK LICENSE AGREEMENT



          THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") made as of February __, 1995, by and between Showboat, Inc., a Nevada corporation ("Licensor"), and Randolph Riverboat Company,
L.L.C., a Nevada limited liability company ("Licensee").


                            RECITALS

          A. Licensor is the owner of the trademark "Showboat," its logos, trademarks, tradenames, service marks, and any variation or extension of such name ("Trademark").

          B. Licensor and Licensee desire that the Licensee be permitted to use the Trademark in connection with the operation of a gaming riverboat (the "Riverboat") to be located on the Missouri River in or near Randolph, Missouri (the "Territory"). Licensee is the owner of the Riverboat.


                      OPERATIVE PROVISIONS

          In consideration of the recitals, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Licensor and Licensee agree as follows:

          1. LICENSE. The Licensor grants to the Licensee the non-exclusive, personal and nontransferable right to use the Trademark in the Territory in connection with the operation of the Riverboat.

          2. OPERATION OF THE RIVERBOAT. The Licensee shall operate the Riverboat in a first-rate manner, consistent with the quality of other riverboat gaming operations in Missouri, and shall use the Trademark only in connection with the operations of the Riverboat, and the quality of the operations of the Riverboat shall be satisfactory to the Licensor, as determined in its sole discretion.

          3. INSPECTION. The Licensee will permit duly authorized representatives of the Licensor to inspect, at all reasonable times, the operations of the Riverboat.

          4. USE OF TRADEMARK. Whenever the Licensee uses the Trademark in advertising or in any other manner in connection with the Riverboat, the Licensee shall clearly indicate the Licensor's ownership of the Trademark. The Licensee shall provide the Licensor with samples of all signs, advertising, promotional material, literature, packages and labels prepared by or for the Licensee and intended to be used by Licensee. When using the Trademark under this Agreement, the Licensee undertakes to comply with all laws pertaining to trademarks in force at any time in the Territory.

          5. REGISTRATION OF LICENSEE. If the law requires, or if requested by the Licensor or its duly authorized representative, the Licensee shall execute any such documents and to take such action as may be necessary to implement an application to register the Licensee as a Permitted User or to retain, enforce or defend the Trademark.

          6. ASSIGNMENT OF LICENSE.  The right granted in
Paragraph 1 hereof shall not be transferable without the Licensor's prior written consent, which consent may be granted or withheld in Licensor's sole discretion.

          7. INDEMNITY.

               (a) The Licensor assumes no liability to the Licensee or to third parties with respect to the operations of the Riverboat, and the Licensee hereby agrees to defend, indemnify and hold harmless the Licensor against all losses, damages and expenses, including attorneys' fees, incurred as a result of or related to claims of third persons arising out of the operations of the Riverboat.

               (b) The Licensor hereby agrees to defend, indemnify and hold harmless the Licensee against all losses, damages and expenses, including attorneys' fees, incurred as a result of or related to claims to third persons arising out of the Licensee's use of the Trademark in the Territory pursuant to this Agreement.

          8. TERM.

               (a) The term of this Agreement shall begin as of the date hereof and shall continue until Licensor or its affiliates no longer holds an equity position in Licensee or its successor.

               (b) If the Licensee or any sublicensee makes any assignment of assets or business for the benefit of creditors, or if a trustee or receiver is appointed to administer or conduct its business or affairs, or if it is adjudged in any legal proceeding to be either voluntary or involuntary bankrupt, then all the rights granted herein shall forthwith cease and terminate without prior notice or legal action by the Licensor and without any further obligation or liability to Licensor.

               (c) Should the Licensee fail to comply with any provision of this Agreement or Licensee's actions or failure to act in any way threaten, jeopardize or harm the Trademark, the Licensor may

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

terminate this Agreement without prior notice or legal action and without any further obligation or liability to Licensor.

     9. FEES. Licensee shall pay to Licensor fees for the use of the Trademark equal to one percent (1%) of Licensee's gross gaming revenue net of all gaming taxes. Licensee shall pay such fee monthly on or before the twentieth (20th) day of the following month. "Gross gaming revenue" shall mean all revenue from the operation of the casino (which is taxed by the State of Missouri), including, but not limited to, table games, electronic games of chance, and electronic games of skill. "Gaming taxes" shall mean any tax imposed by the State of Missouri on gross gaming revenue, including, without limitation, any state admissions tax (currently 20% of gross gaming revenue and $2.00 per customer). "Casino" shall mean those areas of the Riverboat reserved for the operation of slot machines, table games and any other legal forms of gaming permitted under applicable law, and ancillary service areas, including reservations and admissions, cage, vault, count room, surveillance room and any other room or areas or activities therein regulated or taxed by the Missouri Gaming Commission by reason of gaming operations. Showboat and Randolph agree that the fees provided for by this Section 9 constitute their good faith determination of the fair market value of the use of the Trademark.

          10. OWNERSHIP OF TRADEMARK. The Licensee acknowledges the Licensor's exclusive right, title, and interest in and to the Trademark including its trademarks, logos, service marks, and any variation or extensions thereof (collectively, "Showboat Intellectual Property" and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title, and interest.
In connection with the use of the Trademark, the Licensee shall not in any manner represent that it has any ownership in the Trademark or registration hereof, and the Licensee acknowledges that use of the Trademark shall not create in the Licensee's favor any right, title, or interest in or to the Trademark, but all uses of the Trademark by the Licensee shall inure to the benefit of the Licensor. Upon termination of this Agreement in any manner provided herein, the Licensee will cease and desist from all use of the Trademark in any way (and will deliver up to the Licensor, or its duly authorized representatives, all material and papers upon which the Trademark appears), and the Licensee shall at no time adopt or use, without the Licensor's prior written consent, any word or mark which is likely to be similar to or confusing with the Trademark.

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

          11. NOTICES. Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if mailed by certified mail, postage prepaid, addressed to the party to be notified at its address shown at the beginning of this Agreement, or at such other address as may be furnished in writing to the notifying party.

          IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

"Licensor"                        "Licensee"

SHOWBOAT, INC.,                   RANDOLPH RIVERBOAT COMPANY,
a Nevada corporation              L.L.C., a Nevada  limited
                                  liability company



By:/s/R. Craig Bird               By:/s/Troy Herbst

Its: Executive VP/Finance &       Its: ________________________
     Development
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